                                       14A INFORMATION

                         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                                SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant | |

Check the appropriate box:
| | Preliminary proxy statement
|X| Definitive proxy statement
| | Definitive additional materials
| | Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                      FILENET CORPORATION
                         (Name of Registrant as Specified in its Charter)
-----------------------------------------------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)      Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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| | Fee paid previously with preliminary materials.

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| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
    and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing party:

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         (4)      Date filed:

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                                    [FileNET Logo]

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 22, 2002

     The 2002  Annual  Meeting  of  Stockholders  of  FileNET  Corporation  (the
"Company")  will be held at 9:00 a.m.  Pacific  time,  on May 22,  2002,  at The
Mondavi  Center,  1570 Scenic  Avenue,  Costa Mesa,  California  92626,  for the
following purposes:

     1. To elect six  directors  for the ensuing  year or until the election and qualification of their respective successors;

     2. To approve the 2002 Incentive  Award Plan pursuant to which an aggregate of 1,400,000 shares would be available for issuance thereunder;

     3. To approve an amendment to the Company's  1998 Employee  Stock  Purchase
Plan to increase  the number of shares of Common  Stock  available  for issuance thereunder  by an  additional  1,100,000  shares,  from  1,332,278  to 2,432,278 shares;

     4. To ratify the  appointment of Deloitte and Touche LLP as the independent accountants of the Company for its year ending December 31, 2002; and

     5. To transact such other  business as may properly come before the meeting or any postponement or adjournment thereof.

     Only stockholders of record at the close of business on March 27, 2002, the record  date,  will be  entitled  to notice of, and to vote at, the 2002  Annual
Meeting and any postponement or adjournment thereof.

                                    By Order of the Board of Directors,

                                      /s/  Sam A. Auriemma

Costa Mesa, California              Sam M. Auriemma
April 17, 2002                      Secretary

     ALL STOCKHOLDERS  ARE INVITED TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT
YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,  DATE, SIGN AND RETURN
THE   ENCLOSED   PROXY  AS   PROMPTLY  AS  POSSIBLE  IN  ORDER  TO  ENSURE  YOUR
REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR
THAT PURPOSE.  YOU MAY INSTEAD VOTE YOUR PROXY  ELECTRONICALLY  OR BY TELEPHONE.
PLEASE REFER TO PAGE 2 OF THE FOLLOWING  PROXY STATEMENT AND THE ENCLOSED VOTING
FORM FOR INSTRUCTIONS. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL
MEETING.  IF YOU  DECIDE TO ATTEND THE ANNUAL  MEETING  AND WISH TO CHANGE  YOUR
PROXY VOTE, YOU MAY DO SO BY VOTING IN PERSON AT THE ANNUAL MEETING.

                                 [FileNET Logo]

                               FileNET Corporation
                              3565 Harbor Boulevard
                          Costa Mesa, California 92626

                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  MAY 22, 2002

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES

     The accompanying  proxy is solicited on behalf of the Board of Directors of
FileNET   Corporation   (the  "Company")  for  use  at  the  Annual  Meeting  of
Stockholders to be held at The Mondavi Center,  1570 Scenic Avenue,  Costa Mesa,
California  92626, on May 22, 2002 at 9:00 a.m. Pacific time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

     All shares represented by each properly executed,  unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not  specified  in an  executed  proxy  received  by the
Company,  the proxy will be voted FOR (i) the  election of the six  nominees for election to the Board of Directors listed in the proxy; (ii) the approval of the
2002 Incentive Plan, pursuant to which an aggregate of 1,400,000 shares would be available for issuance; (iii) the approval of an amendment to the Company's 1998
Employee  Stock  Purchase  Plan to increase the number of shares of Common Stock available  for issuance  thereunder  by an  additional  1,100,000  shares,  from
1,332,278 to 2,432,278  shares;  and (iv) the ratification of the appointment of
Deloitte and Touche LLP as the  independent  accountants  of the Company for its year ending December 31, 2002.

     Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company,  by presenting a later-dated  proxy executed by the person who  executed the prior proxy,  or by  attendance  at the meeting and voting in person by the person who executed the proxy. Attendance at the meeting will not, by itself, revoke a proxy.

     This proxy  statement is being mailed to the Company's  stockholders  on or about April 17, 2002. The total cost of this  solicitation  will be borne by the
Company. In addition to use of the mails,  proxies may be solicited by officers, directors and regular  employees of the Company  personally by telephone or oral communication.  The Company has also retained Corporate Investor Communications,
Inc.  to  assist  it  in  solicitation  of  proxies,   and  has  agreed  to  pay
approximately $6,000 plus reimbursement of certain expenses for such services.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Votes Required

     Only  holders  of  record  of the  approximately  35,397,418  shares of the
Company's Common Stock  outstanding at the close of business on the record date,
March 27, 2002,  will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement  thereof.  On each matter to be considered at the Annual Meeting,  each stockholder will be entitled to cast one vote for each share of the Company's  Common Stock held of record by such stockholder on March
27, 2002.

     In order to  constitute  a quorum for the conduct of business at the Annual
Meeting, a majority of the outstanding shares of the Common Stock of the Company entitled to vote at the Annual  Meeting  must be present or  represented  at the

Annual Meeting.  Pursuant to Delaware law,  directors are elected by a plurality vote. The other matters submitted for stockholder approval at the Annual Meeting will be  decided by the  affirmative  vote of a  majority  of shares  present in person or  represented  by proxy at the Annual  Meeting and  entitled to vote on such  matter.  With regard to the  election of  directors,  votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.  Abstentions may be specified on all proposals  except the election of directors,  and will be counted as present for purposes of  determining  the  existence of a quorum  regarding  the item on which  the  abstention  is noted  and  will  also be  counted  for  purposes  of determining whether stockholder approval of that item has been obtained.  Shares that are not voted by the broker who is the record  holder of the shares  (i.e., broker non-votes) and shares that are not voted in other  circumstances in which proxy authority is defective or has been withheld,  will be counted for purposes of establishing a quorum but with respect to any matter,  those non-voted shares will not be deemed to be entitled to vote for  purposes of  determining  whether stockholder approval of that matter has been obtained and will have no effect on the outcome of such matter.

Voting Electronically via the Internet or Telephone

     If your shares are  registered  directly  with  EquiServe you may vote your shares either via the Internet or by calling  EquiServe.  Specific  instructions for voting via the  Internet or telephone  are set forth on the  enclosed  proxy card. The Internet and telephone voting  procedures are designed to authenticate the  stockholder's  identity and to allow  stockholders to vote their shares and confirm that their instructions have been properly recorded.

     If your shares are registered in the name of a bank or brokerage  firm, you may be  eligible  to vote your  shares  electronically  over the  Internet or by telephone.  A large number of banks and brokerage firms are participating in the
ADP Investor  Communication  Services  online  program.  This  program  provides eligible  stockholders  who receive a paper copy of the Annual  Report and Proxy
Statement the opportunity to vote via the Internet or by telephone. If your bank or  brokerage  firm is  participating  in ADP's  program,  your voting form will provide  instructions.  If your  voting  form  does not  reference  Internet  or telephone  information,  please  complete  and  return  the  paper  Proxy in the self-addressed postage paid envelope provided.

                                       2

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The  following  table  sets  forth as of March  27,  2002  the  number  and percentage of the  outstanding  shares of the Common Stock of the Company which, according to the information  supplied to the Company, are beneficially owned by
(i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's  outstanding Common Stock, (ii) each person who is currently a director  of the Company or is a nominee for  election as a director of the Company,  (iii) each named executive officer in the Summary  Compensation
Table that appears below and (iv) all current  directors and executive  officers of the Company as a group.  Except to the extent  indicated in the  footnotes to the following table, the person or entity listed has sole voting and dispositive power  with  respect to the shares  that are deemed  beneficially  owned by such person or entity, subject to community property laws, where applicable.

                                                                                   Percentage Of
                                            Total Outstanding    Outstanding        Common Stock
Name and Address                              Common Stock        Options(1)    Beneficially Owned(2)

5% Holders and Directors:
Perkins Wolf McDonnell and Co...........        3,237,864                0             9.2%
53 W. Jackson Blvd., Suite 722
Chicago, IL  60604(3)

Berger Small Cap Value..................        2,300,000                0              6.5
210 University Blvd., Suite 900
Denver, CO  80206(4)

Merrill Lynch and Co., Inc. ............        2,231,288                0              6.3
4 World Financial Center
New York, NY  10080(5)

Directors:
Lee D. Roberts(6).......................                0          642,023                *
Theodore J. Smith(7)....................           10,000(7)       138,750                *
John C. Savage..........................            8,564           73,933                *
William P. Lyons(8).....................            2,000           61,500                *
L. George Klaus.........................                0           33,000                *
Roger S. Siboni.........................                0           14,250                *

Named Executive Officers:
Sam M. Auriemma.........................                0           84,584                *
David D. Despard........................              200          107,084                *
Ron L. Ercanbrack.......................                0          201,668                *
Antoine Granatino.......................                0           41,883                *
Michael J. Wallrich.....................            1,412           59,262                *

All executive officers and
directors as a group (20 persons)(9)....           40,688        1,834,251              5.3

 *   Represents less than 1%.

(1)  Represents shares of Common Stock that the holder may acquire upon exercise of currently  vested  options or options which will become vested within 60 days after March 27, 2002.

(2)  Shares of Common Stock subject to options  which are currently  exercisable or which will  become  exercisable  within 60 days after March 27, 2002 are deemed to be beneficially  owned by the person holding such options for the purpose of computing the percentage of ownership of such person but are not treated as  outstanding  for the purpose of computing the percentage of any other person.

                                       3

(3)  Pursuant  to a  Schedule  13G filed on  February  25,  2002,  Perkins  Wolf
     McDonnell  and Co. has sole  dispositive  and sole voting power over 35,584 shares and has shared  dispositive  and shared voting power over  3,202,280 shares.

(4)  Pursuant to a Schedule  13G filed on February  14,  2002,  Berger Small Cap
     Value has shared dispositive and shared voting power over 2,300,000 shares.

(5)  Pursuant to a Schedule 13G filed on February 5, 2002, Merrill Lynch and Co.
     has shared  dispositive  and shared  voting  power over  2,231,288  shares.
     Merrill Lynch and Co. is a parent  holding  company.  The  following  asset management  subsidiaries  hold  certain  shares of the common  stock deemed beneficially  owned by Merrill Lynch and Co.: Fund Asset Management,  L.P.,
     Merrill  Lynch  Investment  Managers  Limited,   Merrill  Lynch  Investment
     Managers, L.P., and QA Advisor L.L.C.

(6)  Mr. Roberts is also a Named Executive Officer.

(7)  Represents  shares held by the  Theodore J. Smith  Family Trust as to which shares Mr. Smith is co-trustee for this trust.

(8)  Includes 2,000 shares held by the William P. Lyons Family Trust as to which shares Mr.  Lyons,  as  co-trustee  for this trust,  has shared  voting and dispositive power.

(9)  Includes  shares held by the  Theodore J. Smith Family Trust and William P.
     Lyons Family Trust (see footnotes 7 and 8).

                                       4

                               EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth, as of April 1, 2002, the executive officers of the Company.

Name                  Age       Position

Lee D. Roberts        49        Chairman  of the  Board  of the  Company  since  December  2000  and  Chief
                                Executive  Officer since April 1998.  Mr.  Roberts served as President from
                                May  1997 to  October  2000 and as Chief  Operating  Officer  from May 1997 until  April  1998.  Mr. Roberts  has  also  served  as a  director  of the
                                Company  since  May  1998.  Prior  to  joining  the  Company  in May  1997,
                                Mr. Roberts was employed by  International  Business  Machines  Corporation
                                ("IBM") for over 20 years,  serving  most  recently as General  Manager and
                                Vice President,  Worldwide  Marketing and Sales for the Networking Division
                                of IBM.  Mr. Roberts  also  currently  serves on the Board of  Directors of
                                Onyx Software.

Sam M. Auriemma       49        Senior  Vice  President,  Chief  Financial  Officer  and  Secretary  of the
                                Company since  September  2000.  Before joining the Company,  Mr.  Auriemma served as the  Executive  Vice  President  and Chief  Financial  Officer of
                                Wonderware  Corporation,  which specializes in providing software solutions for industrial and process automation applications,  between April 1996 and
                                September 2000.

Martyn D. Christian   40        Senior Vice President,  Worldwide  Corporate Marketing of the Company since
                                January 2002.  From August 2000 to December 2001, Mr.  Christian  served as
                                Senior Vice President of Worldwide  Corporate and  Applications  Marketing.
                                From November 1998 to August 2000,  Mr.  Christian  served as the Company's
                                Vice President of Solutions  Sales and Marketing and from September 1996 to
                                November 1998 he served as Vice President,  Marketing Programs.  From March
                                1991 to September 1996, he served in various sales and marketing  positions with the Company.

David D. Despard      46        Senior  Vice  President,  Worldwide  Professional  Services  of the Company
                                since July 1998.  Prior to joining the Company,  Mr. Despard  served as the
                                Vice President, Customer Services of Wall Data, Inc. from 1995.
Frederick P. Dillon   52        Vice  President,  Worldwide  Sales  Operations of the Company since January
                                1999.  From December  1997 to January 1999,  Mr. Dillon served as Director,
                                Worldwide  Sales  Operations  and from  January  1993 to  December 1997  he served as Director, Sales Operations.

Karl J. Doyle         37        Vice  President,  Business  Development  of the Company  since August 2000.
                                From  October  1998 to August  2000,  Mr.  Doyle  served  as the  Company's
                                Director  of  Corporate  Strategy.  From March 1992 to  October  1998,  Mr.
                                Doyle was employed in sales and marketing with the Company.

Ron L. Ercanbrack     47        President  since  October  2000.  Mr.  Ercanbrack  also served as Executive
                                Vice  President,  Worldwide  Sales and  Marketing of the Company from April
                                1999 to October  2000.  Mr.  Ercanbrack  served as Senior  Vice  President,
                                Worldwide  Sales from  October  1997 until  April  1999.  From June 1997 to
                                October   1997,   Mr. Ercanbrack   served   as   Senior   Vice   President,
                                International.  Prior to joining the  Company in June 1997,  Mr. Ercanbrack was  employed  by IBM for over 19  years,  serving  most  recently  as Vice
                                President,  Worldwide  Sales,  Channel and OEM for the Networking  Hardware
                                Division of IBM.

                                                                 5

Name                  Age       Position

Michael W. Harris     40        Senior Vice  President,  Products and Strategy of the Company  since August
                                2000.  From April 1999 to August 2000,  Mr.  Harris served as the Company's
                                Vice President,  Product Marketing, and from December 1997 to April 1999 he was the  Company's  Director,  Product  Marketing.  From March 1995 through
                                December 1997, Mr. Harris held several executive  management positions with
                                Stac  Software,  Inc.,  a provider  of storage and  communication  software utilities.  Mr.  Harris  joined  Stac as a  result  of the  acquisition  of
                                Rememory  Corporation,  a  storage  management  software  company  which he founded in 1993.  Mr.  Harris was also the  President  and Chief  Executive
                                Officer of Rememory Corporation.

William J. Kreidler   57        Senior Vice  President,  Worldwide  Support and  Operations  of the Company
                                since July 1997.  From  August  1992 to July 1997,  Mr. Kreidler  served as
                                Vice President,  Operations of the Company.  From 1993 to July 1998, he was
                                also responsible for Professional Services.

Katharina M. Mueller  36        Vice President, General  Counsel sssince April 2002 and Assistant Secretary since August 2000.  Acting General Counsel  from August 2000 to March 2002.
                                Assistant General Counsel  from May 2000 through  July 2000.   From 1999 to
                                2000, Ms. Mueller served as in-house counsel at Aprisma Technologies, Inc.,
                                a  division  of  Cabletron  Systems,  Inc.   From 1993 to 1998, Ms. Mueller
                                maintained  a  private  practice  in  the  areas  of  corporate,   business
                                litigation and real estate law.

Royce Murphy          45        Senior Vice  President,  Europe,  Middle East,  and Africa  since  December
                                2001.  From  January  1999 to July 2001,  Mr.  Murphy was CEO of  PeopleDoc
                                Limited.  From June  1997 to  December  1998,  Mr.  Murphy  served as  Vice
                                President  and  General  Manager  of  Europe,  Middle  East,  and Africa at
                                Eastman  Software,  a  subsidiary  of Kodak.  Mr.  Murphy also held several positions  at  Hewlett-Packard,  including  Division  Sales  and  Marketing
                                Manager.

Audrey N. Schaeffer   57        Vice  President,  Human  Resources  of the Company  since  January 1993 and
                                Assistant Secretary since April 1988.

Michael J. Wallrich   50        Senior Vice  President,  North America Sales of the Company since September
                                1999.  From  January 1996 to September  1999,  Mr. Wallrich  served as Vice
                                President,  Sales, Eastern Region and previously served as District Manager for the Midwest area since joining the Company in 1991.

Daniel S. Whelan      44        Vice  President  and  Chief   Technology   Officer  of  the  Company  since
                                May 2000.  From January 1994 to May 2000,  Mr.  Whelan served as a Computer
                                Scientist  and  Section  Manager  in  the  Company's  Product   Development
                                department.

Franz X. Zihlmann     55        Senior  Vice  President  of  Software  Development  of  the  Company  since
                                January 2000.  From September  1996 to January 2000,  Mr.  Zihlmann was the
                                Company's  Vice President of Product  Development  and from January 1991 to
                                September 1996 Mr. Zihlmann was the Vice President, Engineering Systems.

                                                                 6

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual and long-term  compensation  earned for services  rendered in all  capacities to the
Company for the last three  completed  fiscal years (i.e.,  years ended December
31, 1999, 2000, 2001) by the Company's Chief Executive Officer,  and (i) each of the other four most  highly  compensated  executive  officers of the Company who were serving as executive  officers at the end of fiscal year 2001, and (ii) one additional highly compensated executive officer who served as such during fiscal
2001  but  not as of the end of  fiscal  year  2001  (collectively,  the  "Named
Executive Officers").

                                          Summary Compensation Table

                                                                                    Long-Term
                                                                                   Compensation
                                                     Annual Compensation              Awards
                                                                                      Stock        All Other
                                                                                      Option        Compen-
Name and Principal Position                    Year      Salary(1)      Bonus        (Shares)      sation(2)
Lee D. Roberts                                 2001      $525,000          $0        400,000        $5,945
   Chief Executive Officer, Chairman of        2000       454,875     529,200         80,000         4,876
   the Board and Director                      1999       419,613     200,000              0         4,228

Ron L. Ercanbrack                              2001       375,000           0         45,000         3,586
   President                                   2000       337,420     347,069        240,000         3,173
                                               1999       336,780     150,000         25,000         1,114

Antoine Granatino(3)                           2001       293,635           0         16,000        27,364
   Senior Vice President, International        2000       289,447     283,941         80,000        20,024
   Operations                                  1999       110,047      55,188              0         9,190

David D. Despard                               2001       275,000           0         70,000         5,370
   Senior Vice President, Worldwide            2000       274,500     254,800         35,000         4,460
   Professional Services                       1999       247,394     192,500         25,000         2,369

Sam M. Auriemma(4)                             2001       275,000           0         75,000         2,100
   Senior Vice President, Chief Financial      2000        82,500      66,624        175,000         2,100
   Officer and Secretary

Michael J. Wallrich                            2001       250,000           0         50,000         3,192
   Senior Vice President,                      2000       266,000     218,152              0         3,192
   The Americas                                1999       385,941           0         40,000         1,133

(1)       Includes  amounts  deferred under (a) the Company's  Employee  Savings and Investment Plan, a
          tax-qualified plan under Section 401(k)  of the  Internal Revenue Code, and (b) the Company's
          Deferred Compensation Plan.

(2)       For fiscal year 2001, consists of (a) premiums paid by the  Company in the amounts of $5,945,
          $1,486, $3,270  and $1,092  on certain  term-life  insurance  policies maintained for Messrs.
          Roberts,  Ercanbrack,  Despard,  and Wallrich,  respectively,  under  which  such individuals designate their own beneficiaries,  and (b) contributions  by the Company of $2,100 on behalf of each of Messrs. Ercanbrack, Despard, Auriemma and Wallrich to the Company's Section 401(k)
          Plan, and (c) a contribution to the Company's  defined contribution  pension plan  maintained
          in the United Kingdom for Mr. Granatino in the amount of $27,364.   During  fiscal year 2001,
          no premiums  were paid by the Company for life  insurance  for either of  Messrs. Auriemma or
          Granatino, and no Company contributions  under the Company's Section 401(k) Plan were made on behalf of Mr. Roberts.

                                                                 7

(3)       Mr.  Granatino  joined  the Company as an executive  officer in August 1999.  Effective as of
          September  30, 2001,  Mr. Granatino  ceased to be an executive of the Company, in  connection with his termination of employment to be effective as of August 2, 2003.  Salary paid in 2001 includes payment of accrued vacation time.

(4)       Mr. Auriemma joined the Company as an executive officer in September 2000.

                                    Option Grants in Last Fiscal Year

         The following  table  provides  information  on option  grants made in fiscal year 2001 to the
Named  Executive  Officers.  No stock appreciation rights  were granted  during such year  to the Named
Executive Officers.

                                          Individual Grants
                          Number of    % of Total
                          Securities     Options
                          Underlying   Granted to                               Potential Realizable Value
                           Options      Employees    Exercise                   at Assumed Annual Rates of
                           Granted      in Fiscal      Price     Expiration    Stock Price Appreciation for
Name                        (#)(2)        Year        ($/Sh)        Date              Option Term(1)
                                                                                   5%               10%

Lee D. Roberts.........    200,000         8.3%       $23.47      01/02/11   $ 2,952,032     $  7,481,027
                           200,000         8.3%        18.45      12/12/11     2,320,621        5,880,910
Ron L. Ercanbrack......     45,000         1.9%        13.38      07/12/11       378,657          959,592
Antoine Granatino......     16,000         0.7%        23.47      01/02/11       236,163          598,482
David D. Despard.......     35,000         1.5%        23.47      01/02/11       516,606        1,309,180
                            35,000         1.5%        13.38      07/12/11       294,511          746,350
Sam M. Auriemma........     35,000         1.5%        23.47      01/02/11       516,505        1,554,595
                            40,000         1.7%        13.38      07/12/11       336,584          852,971
Michael J. Wallrich....     30,000         1.2%        23.47      01/02/11       442,805        1,122,154
                            20,000         0.8%        13.38      07/12/11       168,292          426,485

(1)      The assumed  5% and 10% annual rates  of stock price appreciation  are for illustrative  purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's
         financial performance.   No assurance can be given that  such rates will be achieved.  Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2)      Each option  was granted under  the Company's 1995 Stock Option Plan and,  with the  exception of the  options  granted to  Mr. Roberts,  will become exercisable  as to  twenty-five percent (25%)
         of the option shares after twelve (12) months of service with the Company from the grant date and the balance of the shares are exercisable in thirty-six (36) successive equal monthly installments upon  completion  of each additional month  of service thereafter  except  for options granted to
         Mr. Roberts which become exercisable in  two equal annual installments commencing January 2, 2002
         and December 11, 2003, respectively.   Options granted to Mr. Roberts in 2001 vest 50% on each of
         the  first  and  second anniversaries  of the date  of grant.   Each  option  will  become  fully
         exercisable in certain events.   Each option has a maximum term of ten years,  subject to earlier termination following the optionee's termination of employment.

                   Aggregated Option Exercises in Last Fiscal Year and Year End Option Value

         The following table sets forth certain  information  with respect to  the Named Executive Officers concerning their exercise of options  during 2001  and the unexercised options held by them at the close of such year.  No stock appreciation rights were held or exercised by the Named Executive Officers at any time during 2001.

                                                                 Number of Unexercised        Value of Unexercised
                                                                   Options at Fiscal              In-the-Money
                                                                        Year End                   Options at
                                 Shares                            (Number of Shares)          Fiscal Year End(1)
                                Acquired          Value
            Name             on Exercise (#) Realized ($)(2)   Exercisable/Unexercisable   Exercisable/Unexercisable

Lee D. Roberts............         1,000          $21,840             511,190/479,167     $5,277,522/554,150
Ron L. Ercanbrack.........        76,250        1,088,181             170,417/213,333        968,616/765,703
Antoine Granatino.........         3,450           28,255              36,550/ 56,000        377,196/412,800
David D. Despard..........        18,752          248,584              91,771/150,729        128,000/598,013
Sam M. Auriemma...........             0                0              54,688/195,312         19,141/322,109
Michael J. Wallrich.......             0                0              48,220/ 73,750        433,881/328,288

(1)      Calculated on the basis of the average of the high and low selling  prices of the Company's  Common Stock on
         December 31, 2001  ($20.38),  the last  trading day in 2001,  minus the exercise  price of the  in-the-money option, multiplied by the number of shares subject to the option.

(2)      The excess of the fair market value of the purchased  shares on the date of exercise over the exercise price paid for such shares.

                                                                 8

              Employment Contracts and Change in Control Agreements

     None of the Company's Named Executive  Officers have employment  agreements currently in effect with the Company, and the employment of each Named Executive
Officer  may be  terminated  at any  time  at the  discretion  of the  Board  of
Directors.

Change in Control Severance Program

     In 2001,  the  Compensation  Committee of the Board of Directors  reviewed, revised and consolidated the Company's  previously  approved program  concerning severance  payments  for  terminations  relating  to  a  change-in-control  (the
"Change-in-Control  Severance  Program") for the Company's CEO and certain other executive officers. Under the Change-in-Control Severance Program, each eligible executive  officer will be entitled to certain  benefits in the event his or her employment with the Company is involuntarily terminated,  other than for "Cause"
(as  defined),  or if such  executive  officer  resigns  for "Good  Reason"  (as defined), in either case within 18 months following a "change in control" of the
Company (as defined). Mr. Roberts is entitled to receive a cash lump sum payment equal to twelve  months of  applicable  base salary and target bonus  (discussed below) plus  twelve  months of  continuation  payments of such salary and bonus;
Messrs.  Ercanbrack  and Auriemma  are each  entitled to receive a cash lump sum payment equal to nine months of the applicable base salary and target bonus plus nine months of  continuation  payments  of such salary and bonus;  and all other eligible  executive  officers  are  entitled  to receive a cash lump sum payment equal to six months of the  applicable  base  salary  and target  bonus plus six months of continuation  payments of such salary and bonus. The cash lump sum and continuation  payments to be provided to an eligible executive officer are based upon the  monthly  equivalent  of (A) the annual  base salary in effect for such executive officer  immediately  before the change in control or, if greater,  at the time of termination or resignation, plus (B) the annual incentive bonus that such  executive  officer would have been entitled to receive under the Company's officer bonus plan for the calendar year in which the termination  occurs or, if greater,  the  calendar  year in which the  change in control  occurs,  plus the pro-rata  portion  of the bonus  earned by such  executive  officer  during  the calendar year in which the change of control occurs.  The continuation  payments are made at bi-weekly intervals.

     Each  eligible  executive  officer is also  entitled  to a lump sum payment equal  to 12,  18 or 24  months,  depending  upon  his or her  position,  of the then-current  monthly Internal Revenue Code 4980B medical premium  ("COBRA") for

                                       9

that  officer and his or her  eligible  dependents,  plus,  if  applicable,  the then-current life insurance premium paid by the Company. Mr. Roberts is entitled to  receive a cash lump sum equal to 24  months of  medical  and life  insurance premiums;  Mssrs.  Ercanbrack  and Auriemma are each  entitled to receive a cash lump sum equal to 18 months of  medical  and life  insurance  premiums;  and all other eligible  executive  officers are each entitled to receive a cash lump sum equal to 12 months of medical and life insurance  premiums.  In addition,  under the  Change-in-Control  Severance  Program,  any shares of Common Stock that are then subject to outstanding  options held by an eligible  executive officer will automatically vest in full on an accelerated basis.

CEO Severance Program

     In October 2001,  the  Compensation  Committee  implemented  its previously approved CEO Severance Program  originally adopted in 1999, by entering into the
CEO Severance Agreement with Mr. Roberts,  the Company's Chief Executive Officer
(the "CEO").  Under this Agreement the CEO would be entitled to receive  certain severance payments and option  acceleration upon the involuntary  termination of the CEO's  employment under certain  circumstances.  The benefits include a cash lump sum severance payment equal to one years of base salary,  together with the
CEO's  target  bonus which would  otherwise be earned by the CEO for the year of termination but for the occurrence of the termination (which bonus is limited to
50% of the eligible  annual award if the CEO has completed  less than six months of service  during the bonus  year).  The CEO would also be  provided a lump sum payment  equal to one year of COBRA  benefits,  and one year of Group  Universal
Life insurance premiums.  In addition, a pro-rata portion of all unvested option shares would vest, to, in effect,  provide for option vesting on a monthly basis through the date of termination. No benefits are payable under this Agreement in the event of the death or  Permanent  disability  of the CEO, or in the event of termination of the CEO's  employment for Cause or in connection with a Change in
Control.

          Compensation Committee Interlocks and Insider Participation

     The  Compensation  Committee  is  composed of Messrs.  Klaus and Lyons.  No member of the  Compensation  Committee  was at any time during  2001,  or at any other time, an officer or employee of the Company.  No executive  officer of the
Company served on the board of directors or compensation committee of any entity which has one or more  executive  officers  serving as members of the  Company's
Board of Directors or Compensation Committee.

Compensation Committee Report on Executive Compensation

     It is the duty of the  Compensation  Committee of the Company to review and determine  the  salaries  and  bonuses of  executive  officers  of the  Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the authority to make  discretionary  option  grants to the Company's  executive  officers and other employees under the Company's 1995 Stock Option Plan. If the proposed 2002
Incentive  Award Plan is  approved  at this  Annual  Meeting,  the  Compensation
Committee will have the authority to make discretionary  option grants and other awards to the Company's executive officers and other employees.

     The Compensation  Committee believes that the compensation programs for the
Company's  executive  officers should reflect the Company's  performance and the value  created for the Company's  stockholders.  In addition,  the  compensation programs should support the short-term and long-term  strategic goals and values of the  Company  and should  reward  individual  contribution  to the  Company's success.  The  Company  is  engaged  in a very  competitive  industry,  and  the
Company's  success  depends  upon its  ability to attract  and retain  qualified executives  through  the  competitive  compensation  packages  it offers to such individuals.

     General  Compensation  Policy.  The Compensation  Committee's  policy is to provide the Company's  executive  officers with compensation  opportunities that are based upon their  personal  performance,  the financial  performance  of the
Company and their  contribution to that  performance,  and which are competitive enough  to  attract  and  retain  highly  skilled  individuals.  Each  executive officer's  compensation package is comprised of three elements:  (i) base salary that is competitive with the market and reflects  individual  performance,  (ii)
annual  variable  performance  awards  payable in cash and tied to the Company's

                                       10

achievement  of  annual   financial   performance   goals  and  (iii)  long-term
stock-based  incentive  awards designed to strengthen the mutuality of interests between the executive officers and the Company's  stockholders.  As an officer's level of  responsibility  increases,  a greater  proportion  of his or her total compensation  will be dependent  upon the Company's  financial  performance  and stock price appreciation.

     The Company has, at such times in the past as it deemed necessary, retained the  services  of an  independent  compensation  consulting  firm to advise  the
Compensation  Committee as to how the Company's executive  compensation compares to that of  companies  within and  outside of its  industry.  The  Company  also subscribes to and  participates in compensation  surveys of the companies in its industry.  For fiscal 2001, the Compensation  Committee  consulted with Westward
Pay Strategies  ("Westward  Pay"),  who studied  competitive  practices with the
Company's  industries.  The  principal  factors  that were taken into account in
establishing  each  executive  officer's   compensation  package  for  2001  are
described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future years.

     Base Salary.  In setting base salaries,  Westward Pay and the  Compensation
Committee reviewed relevant published  compensation  surveys. The Committee also identified a group of companies for comparative  compensation  purposes,  and it reviews detailed  compensation  data incorporated into each such company's proxy statements.  This group is comprised of  approximately  15 companies  within the
Company's industry.  The base salary for each officer reflects the salary levels for comparable positions in the industry and the comparative group of companies, as  well  as  the  individual's  personal  performance  and  internal  alignment considerations.  The  relative  weight  given to each  factor  varies  with each individual in the sole discretion of the Compensation Committee.  Each executive officer's base salary is adjusted each year on the basis of (i) the Compensation
Committee's  evaluation of the officer's  personal  performance for the year and
(ii) the  competitive  marketplace  for  persons in  comparable  positions.  The
Company's  performance and profitability may also be a factor in determining the base salaries of executive  officers.  The Compensation  Committee  targeted the
75th  Percentile  of  published  survey  values for base  salary for  comparable positions for 2001, with salaries ranging  generally  approximately 27% below to
4% below this target.

     Annual  Incentives.  The  annual  incentive  bonus for the Chief  Executive
Officer is based on a  percentage  of his base pay  (i.e.,  60% for 2001) and is adjusted  to  reflect  the  actual  financial  performance  of  the  Company  in comparison to the Company's business plan. For example,  no bonus is paid if the
Company's  attainment of the target earnings per share is less than 70% of plan;
100% of the bonus is paid if the Company's attainment of the target goal is 100%
of plan and 200% of the bonus is paid if the Company's  attainment of the target goal is equal to or greater than 125% of plan. The actual bonus is calculated on a pro rata basis between these points.  Most of the other executive  officers of the Company are also eligible to receive annual incentive bonuses that are based on a  percentage  of their  base  salary  (i.e.,  25% to 60% for  2001)  and are calculated  on the basis of the  Company's  performance  to plan as  measured in terms of achievement of the Company's target earnings per share. On the basis of the foregoing and the actual  earnings per share compared to target,  no bonuses were  awarded  to any of our  executive  officers  for  2001  under  our  annual incentive  bonus  program,  and no executive  officers  were  awarded  quarterly incentive bonuses based on Company sales for 2001.

     Long Term Incentives.  Generally,  stock option grants are made annually by the Compensation  Committee to each of the Company's executive officers.  During
2001, however,  grants were made to our executive officers,  excluding our Chief
Executive  Officer,  in January and July 2001. The grants made in July 2001 were made in place of regular annual grants to be made in January 2002. Each grant is designed  to align the  interests  of the  executive  officer  with those of the stockholders and provide each individual with a significant  incentive to manage the  Company  from the  perspective  of an  owner  with an  equity  stake in the business.  Each grant  allows the  officer  to acquire  shares of the  Company's
Common  Stock at a fixed  price per share (the  market  price on the grant date)
over a specified period of time (up to ten years).  Each option granted in 2001, other than option grants to our Chief Executive  Officer,  become exercisable in installments  equal to 25% of the  option  shares  on the first  anniversary  of grant,  and for the balance of the option shares in 36 successive  equal monthly installments thereafter.  Accordingly,  the options will provide a return to the executive  officer only if he or she remains  employed by the Company during the vesting  periods,  and then only if the market  price of the shares  appreciates over the option term.

     The size of the option grant to each executive officer, including the Chief
Executive  Officer,  is set by the  Compensation  Committee  at a level  that is intended to create a meaningful  opportunity  for stock ownership based upon the

                                       11

individual's  current  position  with the  Company,  the  individual's  personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The  Compensation  Committee also takes into account  the  number of  unvested  options  held by the  executive  officer  and considers  the  potential  impact  that  a  grant  can  have  on an  executive's motivation  and future  performance  with the desire to maintain an  appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

     CEO Compensation. In setting the total compensation payable to Mr. Roberts, who served as the Company's Chief Executive  Officer for 2001, the  Compensation
Committee  sought to make his  compensation  competitive with other companies in the comparison  group and the surveyed  values,  while at the same time assuring that a  significant  percentage  of his total  compensation  package was tied to
Company  performance,  as measured in terms of the  achievement of the Company's target earnings per share.

     The  Compensation  Committee  established  Mr. Roberts' base salary for the year 2001 with the  objective of  maintaining  his base salary at a  competitive level when compared with the base salary levels in effect for similarly situated chief executive officers.  It is the Compensation  Committee's intent to provide
Mr.  Roberts with a level of stability and certainty each year and not have this particular  component  of  compensation  affected to any  significant  degree by
Company performance factors.

     For the year 2001,  Mr.  Roberts'  base salary was set above the median but below the 75th  percentile  of the base salary  levels of other chief  executive officers at the surveyed  companies.  The balance of Mr. Roberts'  targeted cash compensation  package for the year 2001 was primarily  dependent  upon corporate performance.  Based upon actual earnings per share compared to targeted earnings per share, Mr. Roberts was not awarded a cash bonus for 2001.

     The  Compensation  Committee  made two grants of options  covering  200,000 shares to Mr.  Roberts,  one in January 2001 and the second in December 2001, in recognition of his personal  performance and leadership role in the Company. The second  grant in December  2001 was made  instead of the  expected  January 2002 grant. All of these options vest 50% on each of the second and third anniversary of the grant date and are  intended  to tie a  significant  portion of his total compensation  to  stockholder  value since the value of those grants will depend upon the future appreciation in the market price of the Company's Common Stock.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the
Internal  Revenue Code  disallows a tax deduction to publicly held companies for compensation  paid to certain of their  executive  officers,  to the extent that compensation  exceeds $1 million per covered officer in any year. The limitation applies only to  compensation  which is not considered to be  performance-based.
The  non-performance  based compensation paid in cash to the Company's executive officers for 2001 did not exceed the $1 million  limit per  officer.  The option grants made in 2001 were made under the 1995 Stock Option Plan,  and  structured so that any compensation would not be subject to the $1 million limitation,  and the  compensation  deemed paid in connection  with the exercise of those options will qualify as performance-based  compensation which will not be subject to the
$1 million  limitation.  The  Company's  2002  Incentive  Award Plan,  which the stockholders  are being asked to approve at this Annual Meeting (See Proposal 2)
has been structured so that any compensation  deemed paid in connection with the exercise of option  grants made under that plan with an exercise  price equal to the fair  market  value of the option  shares on the grant date will  qualify as performance-based  compensation and not be subject to the $1 million limitation.
It also is designed to provide the Company with the opportunity to make cash and
equity  awards  that  would  satisfy  the  requirements  for   performance-based
compensation under Section 162(m) of the Internal Revenue Code.

     It is  the  opinion  of  the  Compensation  Committee  that  the  executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's  performance  and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

 Submitted by the Compensation Committee of the Company's Board of Directors:

             William P. Lyons                   L. George Klaus

                                       12

Notwithstanding  anything  to the  contrary  set  forth in any of the  Company's previous filings under the Securities Act of 1933, as amended, or the Securities
Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes,  neither the preceding  Compensation Committee
Report  on  Compensation,   nor  the  Stock  Price  Performance  Graph  will  be
incorporated by reference into any of those prior filings,  nor will such report or graph be  incorporated  by  reference  into any  future  filings  made by the
Company under those statutes. Stock Price Performance Graph

     The following  graph compares the five-year  cumulative  total  stockholder return on the Company's  Common Stock against the cumulative total return of the
Nasdaq Stock Market Index and the Nasdaq Computer and Data  Processing  Services
Index for the period from December 31, 1996 to December 31, 2001.

                         FILENET CORPORATION PERFORMANCE
                    COMPARATIVE 5-YEAR CUMLATIVE TOTAL REUTRN

     Measurement Period          FILENET           NASDAQ           NASDAQ
    (Fiscal year covered)    CORPORATION     STOCK MARKET    CandDPS INDEX
Measurement
Point         12/31/96           $100.00          $100.00          $100.00
FYE           12/31/97           $ 94.00          $123.00          $123.00
FYE           12/31/98           $ 72.00          $172.00          $220.00
FYE           12/31/99           $159.00          $312.00          $464.00
FYE           12/31/00           $170.00          $193.00          $223.00
FYE           12/31/01           $127.00          $153.00          $179.00

                   ASSUMES $100 INVESTED ON DECEMBER 31, 1996
            ASSUMES DIVIDENDS REINVESTED YEAR ENDED DECEMBER 31, 2001

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership  and  reports  of  changes  in  ownership  with the SEC and the Nasdaq
National  Market.  Such persons are required by SEC  regulations  to furnish the
Company  with copies of all Section  16(a)  forms they file.  Based  solely on a review of copies of such forms  received  with  respect to the year 2001 and the written  representations  received from certain  reporting persons that no other reports  were  required,  the Company  believes  that all  directors,  executive officers  and persons who own more than 10% of the  Company's  Common Stock have complied with the reporting requirements of Section 16(a).

                                       13

                                   Proposal 1

                              ELECTION OF DIRECTORS

     The Company's  stockholders  are being asked to elect six directors for the ensuing  year or until  the  election  and  qualification  of  their  respective successors.  Directors are elected at each Annual  Meeting of  Stockholders  and hold office until their  successors  are duly elected and  qualified at the next
Annual  Meeting  of  Stockholders.  Pursuant  to  the  Company's  Bylaws  and  a
resolution  adopted by a majority of the  authorized  number of  directors,  the authorized number of members of the Board of Directors has been set at six.

     The following table sets forth certain information  concerning the nominees for election to the Board of Directors:

Name, Age, Principal Occupation or Position, and Directorships of Other Publicly        Year Became
Owned Companies                                                                           Director

L. George  Klaus,  61,  Chairman,  President  and  Chief  Executive  Officer  of
Epicor  Software Corporation  (formerly  Platinum  Software  Corporation)  since
February 1996.  Mr. Klaus  currently serves as a director of Epicor Software.               1998

William P.  Lyons,  57,  President,  Chief  Executive  Officer and a director of
NeuVis  Inc.,  an Internet Rapid  Application  Development (I-Rad) company since
January  2001.   From  February  1998  to  January  2001,  Mr. Lyons  served  as
President, Chief  Executive  Officer and a director of Finjan Software, Inc.                1992

Lee D. Roberts, 49, Chairman of the Board of the Company since December 2000 and
Chief Executive Officer since April 1998.   Mr. Roberts served as President from
May 1997  to  October 2000 and as  Chief  Operating  Officer from May 1997 until
April 1998.   Mr. Roberts has also served as a director of the Company since May
1998. Prior to joining the Company in May 1997,  Mr. Roberts was employed by IBM for over 20 years,  serving most recently as General Manager and Vice President,
Worldwide Marketing and Sales for the Networking  Division of IBM.   Mr. Roberts
also  currently  serves as a director of Onyx Software.                                     1998

John C. Savage, 54,  Managing Partner of Alliant Partners, an investment banking firm,  since June 1998.  From 1990 to July 1998,  Mr. Savage  served as Managing
Partner of  Glenwood Capital Partners  and  Managing Director  of its successor,
Redwood Partners, LLC, both venture buy-out firms.                                          1982

Roger S. Siboni,  47,  President,  Chief  Executive Officer  and  a  director of
Epiphany, Inc. since August 1998.  From October 1996 to August 1998,  Mr. Siboni
was  Deputy Chairman  and  Chief Operating Officer of  KPMG Peat Marwick LLP,  a
member firm of KPMG International.   From 1993 to October 1996,  Mr. Siboni  was
Managing Partner  of  KPMG Peat  Marwick  LLP,  Information,  Communication  and
Entertainment practice.   Mr. Siboni  currently serves as a  director of Cadence
Design Systems, Inc.                                                                        1998

Theodore J. Smith, 72,  Chairman of the Board  of the Company from its inception in 1982 to December 2000.  Mr. Smith  served as the  Chief Executive  Officer of the Company since its inception  in 1982 to April  1998,  and  President  of the
Company from 1982 to May 1997.  Mr. Smith  is  currently a director of Intershop
Communications, A.G.                                                                        1982

     Except as  otherwise  indicated,  during  the past five  years  each of the nominees has held the same position with the same entities as listed above.

                                       14

     The Board of Directors held ten meetings during the year ended December 31,
2001. Mr. Siboni  attended six of the meetings of the Board of Directors  (i.e.,
60%). All of the other directors attended or participated in at least 75% of the aggregate number of meetings of the Board of Directors. Each director (including
Mr. Siboni)  attended at least 75% of the aggregate  number of meetings of those committees  of the Board of  Directors on which such person  served,  which were held  during such  period.  The Company has  standing  Audit,  Compensation  and
Nominating Committees.

     The Audit Committee currently consists of three directors,  Messrs.  Lyons,
Savage and Siboni,  each of whom is independent (as defined in Rule  4200(a)(15)
of the National Association of Securities Dealers' listing standards). The Audit
Committee held five meetings  during the year ended December 31, 2001. The Audit
Committee's responsibilities include recommending the selection of the Company's independent public  accountants to the Board of Directors,  as well as reviewing
(i) the scope and results of the audit  engagement with the  independent  public accountants  and  management,  (ii)  the  adequacy  of  the  Company's  internal accounting control procedures,  (iii) the independence of the independent public accountants,  and (iv) the  range of audit and  non-audit  fees  charged  by the independent public accountants. The Board of Directors of the Company adopted an
Audit Committee charter in December 2000.

     During 2001, Messrs. Lyons and Klaus comprised the Compensation  Committee.
The Compensation Committee held five meetings during the year ended December 31,
2001.  The  Compensation  Committee  reviews and  approves  executive  salaries, considers  awards to be granted under the Company's  officer bonus plan, has the exclusive authority to make stock option grants under the Company's option plans to our executive  officers and performs other related  functions upon request of the Board of Directors.  Either the Compensation  Committee or the full Board of
Directors  may  award  option  grants  to all  other  eligible  individuals.  In addition,  in December 1999, the Board of Directors appointed Mr. Roberts as the sole  member  of a  Special  Stock  Option  Committee  which  has  separate  but concurrent  authority  with the  Compensation  Committee  to make  discretionary option  grants to  eligible  individuals,  other  than  executive  officers  and non-employee  Board  members,  subject  to a  limitation  of 20,000  shares  per individual  employee grant.  The Special Stock Option Committee acted by written consent on 13 occasions during 2001.

     The  Nominating  Committee  was  formed  in  December  of 2001  and held no meetings. The Nominating Committee consists of Messrs. Siboni and Smith.

                         Board Compensation and Benefits

     Each  director  who is not an  employee of the  Company is  reimbursed  for actual  expenses  incurred  in  attending  Board  meetings.  In  addition,  each non-employee director received the following  compensation for his Board service during 2001:  (i) an annual  retainer  fee of $24,000;  (ii) a fee of $3,000 for each  Board  meeting  attended;  and  (iii) a fee of $2,000  for each  Committee meeting attended which was not held on the same day as a Board meeting.

     At the 2001  Annual  Stockholders  Meeting  held on May 16,  2001,  Messrs.
Lyons, Klaus, Savage,  Smith and Siboni each received,  upon their reelection to the Board, a stock option to purchase 7,000 shares of the Company's Common Stock under the  Automatic  Option  Grant  Program  in effect for  non-employee  Board members under the 1995 Stock Option Plan.  Each option has an exercise  price of
$14.39 per share,  representing  the fair market value per share of Common Stock
on  the  grant  date.  Each  option  vests  in  four  successive   equal  annual
installments on the anniversary of option grant date,  subject to the optionee's continued  service  on the Board.  The  option  has a maximum  term of ten years measured  from the grant  date,  subject to earlier  termination  following  the optionee's cessation of Board service.

     If the proposed 2002 Incentive  Award Plan is approved by the  stockholders at this Annual Meeting (see Proposal 2) each independent  director  reelected to the Board at the Annual Meeting will receive an option grant for 7,000 shares of the Company's Common Stock under the 2002 Incentive Award Plan, with an exercise price equal to the fair market  value of our common  stock on the date of grant.
The proposed 2002  Incentive  Award Plan  continues the automatic  grant program that the Company had in effect under its 1995 Stock Option Plan,  as amended and restated.

                                       15

     Required Vote for Approval and Recommendation of the Board of Directors

     Directors  will be elected by an  affirmative  vote of a  plurality  of the shares of voting stock present and entitled to vote,  in person or by proxy,  at the Annual  Meeting.  Abstentions  or broker  non-votes  as to the  election  of directors will not affect the election of the candidates receiving the plurality of votes.

     Unless  instructed to the contrary,  the shares  represented by the proxies will be voted FOR the  election of the six  nominees  named above as  directors.
Although  it is  anticipated  that  each  nominee  will be able  to  serve  as a director,  should any nominee become  unavailable to serve,  the proxies will be voted for such other  person or persons as may be  designated  by the  Company's
Board  of  Directors.  As of the  date of this  Proxy  Statement,  the  Board of
Directors  is not aware of any nominee who is unable or will decline to serve as a director.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  ELECTION  OF ALL SIX
NOMINEES NAMED ABOVE.

                                       16

                                   Proposal 2

                    Approval of the 2002 Incentive Award Plan

     The Board is submitting for  stockholder  approval the 2002 Incentive Award
Plan  (the "2002 Incentive  Plan").   On March 28, 2002,  the Board approved and
adopted the 2002 Incentive Plan,  subject to approval by the stockholders of the
Company.  The 2002 Incentive Plan provides for an aggregate of 1,400,000  shares that may be issued under the plan, of which only 140,000 shares may be issued as
Restricted Stock.

     The 2002  Incentive  Plan serves as a successor to the Company's 1995 Stock
Option  Plan as there  remain  only  99,470  shares as of March 27,  2002 shares available for grant under the 1995 Stock Option Plan. The Board of Directors has determined  that it is  advisable to continue to provide  stock-based  incentive compensation  to the Company's  officers,  directors,  consultants and employees thereby  continuing to align the interests of such individuals with those of the stockholders,  and that awards  under the 2002  Incentive  Plan are an effective means of providing such compensation. In addition, the 2002 Incentive Plan gives the Compensation Committee the ability to qualify cash and non-cash compensation paid to executive officers as performance-based compensation, thereby preserving the Company's ability to take a deduction with respect to such compensation.

     General Nature of the 2002 Incentive Award Plan

     The principal purposes of the 2002 Incentive Plan are to provide incentives for independent directors,  consultants and key employees of the Company and its subsidiaries  to further the growth,  development  and financial  success of the
Company by personally  benefiting through the ownership of Company stock, and to obtain and retain the services of such individuals who are considered  essential to the long range  success  of the  Company  through  the grant or  issuance  of options,  restricted  stock,  stock  appreciation  rights,  performance  awards,
dividend   equivalents,   deferred  stock  and  stock  payments   (collectively,
"Awards").

     The principal features of the 2002 Incentive Plan are summarized below, but the summary is qualified in its entirety by reference to the 2002 Incentive Plan itself, which is included as Appendix A to this Proxy Statement.

     Shares Reserved

     Under the 2002  Incentive  Plan,  the aggregate  number of shares of Common
Stock that may be issued  upon the  exercise  of  options or any other  Award is
1,400,000 shares;  provided that only 140,000 shares may be issued as Restricted
Stock.  Additionally,  the 2002  Incentive Plan limits the number of Awards that may be granted to any one individual  during any calendar year to 400,000 shares and the amount of performance  awards is limited to $750,000 per employee during any calendar year.

     On March 27, 2002,  the average of the high and low price of a share of the
Company's Common Stock on the Nasdaq Stock Market was $17.66.

     The shares of Common Stock  available for issuance under the 2002 Incentive
Plan may be either previously authorized and unissued shares or treasury shares.
The 2002 Incentive Plan provides for  appropriate  adjustments in the number and kind of shares  subject to the 2002  Incentive  Plan and to  outstanding  Awards thereunder in the event of a stock split, stock dividend and certain other types of  transactions.  Available for future  issuance  under the Plan are (i) shares subject to expired,  exchanged  or  canceled  Options;  (ii)  shares  subject to restricted  stock or other Awards  which are  forfeited  by the  Participant  or repurchased  by the  Company;  (iii) shares  subject to Awards  which  terminate without  payment being made;  and (iv) shares  delivered by the  Participant  or withheld by the Company upon exercise or purchase of any Award in payment of the exercise  or  purchase  price  of  such  Award  or any  related  tax-withholding obligation.

                                       17

     Administration

     The 2002  Incentive  Plan is  generally  administered  by the  Compensation
Committee,  consisting  of at  least  two  members  of the  Board  who are  both
"non-employee"  directors  for  purposes of Section 16-b of the Exchange Act and
"outside  directors"  under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal  Revenue Code.  However,  with respect to grants under the 2002  Incentive Plan to  independent  directors,  the Board as a whole shall administer the 2002 Incentive Plan. The Compensation Committee, however, has the power to delegate  authority for administration of the Plan as to Awards made to certain  employees  to a  committee  comprised  of one or more of our  executive officers.  The  Committee,  the  subcommittee  and the  Board  are  collectively referred to as the "Administrator" herein.

     The  Administrator  is  authorized to determine  the  individuals  who will receive Awards (the  "Participants"),  when they will receive Awards, the number of shares to be subject to each Award, whether Options are to be incentive stock options or  non-qualified  stock  options  and whether an Award is to qualify as performance-based  compensation  as  described  in Section  162(m)(4)(C)  of the
Internal Revenue Code; the price of the Awards granted,  payment terms,  payment method,  vesting requirements,  including any specific performance goals and any
Performance   Criteria  (as  defined)  to  be  used,  any  vesting  acceleration provisions and the expiration date applicable to each Award.  The  Administrator
is  also  authorized  to  adopt,   amend  and  rescind  rules  relating  to  the
administration of the 2002 Incentive Plan.

     Eligibility

     Awards  under the 2002  Incentive  Plan may be granted to  employees of the
Company or any of its present or future subsidiaries, consultants to the Company and  Independent  Directors.  More than one Award may be granted to an employee, consultant or Independent Directors.

     Awards Under the 2002 Incentive Plan

     The 2002 Incentive Plan provides that the Committee may grant options (both incentive  stock  options  ("ISOs")  within the  meaning  of Section  422 of the
Internal  Revenue  Code and  options  which do not  qualify as  incentive  stock options  within the meaning of Section 422 of the Internal  Revenue Code ("NSOs"
or  "non-qualified  options") and restricted stock. Each Award grant will be set forth in a  separate  agreement  with the  person  receiving  the Award and will indicate the type, terms and conditions of the Award.

     For purposes of the 2002  Incentive  Plan,  "fair  market  value" means the average of the high and low  selling  prices of a share of Common  Stock as of a given date.

     Nonqualified  Stock  Options.  Nonqualified  Stock Options  provide for the right to purchase  Common Stock at a specified  price which may not be less than
85% of the fair  market  value of our  common  stock on the date of  grant,  and usually will become  exercisable  (in the discretion of the Committee) in one or more  installments  after the grant  date.  NSOs may be granted for any term not exceeding ten years after the grant date, as specified by the Committee.

     Incentive Stock Options.  Incentive Stock Options ("ISOs") will be designed to comply with the  provisions of the Internal  Revenue Code and will be subject to certain  restrictions  contained in the  Internal  Revenue  Code.  Among such restrictions,  ISOs must have an  exercise  price not less than the fair  market value of a share of Common  Stock on the date of grant,  may only be  granted to employees,  must  expire  within  a  specified  period  of  time  following  the optionee's  termination  of employment,  and must be exercised  within ten years after the date of grant;  but may be  subsequently  modified to disqualify  them from  treatment as ISOs. In the case of an ISO granted to an individual who owns
(or is deemed to own) at least 10% of the  total  combined  voting  power of all classes of stock of the  Company,  the 2002  Incentive  Plan  provides  that the exercise  price  must be at least  110% of the fair  market  value of a share of
Common  Stock on the date of grant  and the ISO must  expire  no later  than the fifth  anniversary  of the date of its grant.  The  aggregate  fair market value
(determined  at the time of grant) of shares  with  respect  to which an ISO (as defined herein) is first  exercisable by an optionee (i.e.,  "vests") during any calendar year cannot exceed $100,000.

                                       18

     Automatic  Grant of Options to  Independent  Directors.  The 2002 Incentive
Plan provides for automatic grants to Independent  Directors of NSOs to purchase
7,000  shares on the date of each annual  meeting of  stockholders  at which the
Independent Director is reelected to the Board,  commencing with the 2002 Annual
Meeting of  Stockholders.  Additionally,  during the term of the 2002  Incentive
Plan, the Plan  automatically  grants to any person who is initially  elected or appointed to the Board after May 22, 2002 and who is an Independent  Director at the time of such  initial  election  or  appointment  (1) an option to  purchase
25,000  shares on the date of such initial  election or  appointment  and (2) an option  to  purchase  7,000  shares  on the  date  of  each  annual  meeting  of stockholders at which the Independent Director is elected to the Board, provided such person has served as an Independent Director for at least 6 months prior to the annual meeting of stockholders. Options automatically granted to Independent
Directors  have an exercise  price equal to the fair market  value of our common stock on the date of grant,  and vest in equal annual  installments  of 25% from the date of grant,  subject to accelerated vesting upon the happening of certain events  including any change in control or corporate  transactions (as defined).
The  Independent  Director  shall  have  until  the  earlier  of (i) ten  months following  option  grant  date or (ii) 12 months  following  cessation  of Board
Service, to exercise his or her vested options. The Board may also grant options to  Independent  Directors  from time to time,  on such terms as the Board deems appropriate.

     Restricted  Stock.  Restricted stock may be sold to Participants at various prices or  granted in  connection  with the  performance  of  services  and made subject  to  such  restrictions  as may  be  determined  by  the  Administrator.
Restricted stock,  typically,  may be repurchased by the Company at the original purchase  price  or  otherwise  subject  to  forfeiture,  if the  conditions  or restrictions  are not met.  In  general,  restricted  stock may not be sold,  or otherwise transferred or hypothecated, until restrictions are removed or expire.
Purchasers of restricted stock,  unlike recipients of options,  will have voting rights and will receive  dividends prior to the time the restrictions  lapse. To the extent that the Administrator determines that it is desirable for a grant of restricted  stock to qualify as "performance  based" under Internal Revenue Code
Section 162(m),  such grant of restricted stock shall be subject to vesting only
upon  attainment  of  performance  goals,  which  are   pre-established  by  the
Administrator.  Such  performance  goals may be based upon any of the  following business criteria with respect to the Company, any subsidiary or any division or operating unit thereof, as the Administrator may determine:  (1) net income; (2)
pre-tax income; (3) operating income; (4) cash flow; (5) earnings per share; (6)
return on equity;  (7) return on invested capital or assets; (8) cost reductions or savings;  (9) funds from  operations;  (10)  appreciation  in the fair market value of Common  Stock;  or (11)  earnings  before any one or more of  interest, taxes, depreciation or amortization (the "Performance Criteria").

     Stock  Appreciation  Rights.  A Stock  Appreciation  Right  ("SAR")  may be
granted in connection and  simultaneously  with the grant of an option,  or with respect to a  previously  granted  option,  or  independent  of an  option.  The
Administrator  determines the terms and conditions of a Stock Appreciation Right
A coupled SAR is related to a particular option, is granted for no more than the number of shares subject to the simultaneously or previously granted option, and is exercisable only when and to the extent that the Participant may exercise the related  option.  An independent  SAR is unrelated to any option,  and has terms
(including  the  number  of  shares  of common  stock  covered  and the  vesting installments)  that  are set by the  Administrator.  Payment  for SARs may be in
cash, common stock or a combination of both, as determined by the Administrator.

     Deferred Stock.  Deferred stock may be awarded to  Participants,  typically without payment of consideration, but subject to vesting conditions based upon a vesting  schedule or  performance  criteria  established  by the  Administrator.
Unlike  restricted  stock,  deferred stock will not be issued until the deferred stock award has vested,  and recipients of deferred stock generally will have no voting  or  dividend  rights  prior  to the  time  the  vesting  conditions  are satisfied.

     Performance  Awards.  The value of a Performance Award may be linked either to the Performance Criteria specified in the 2002 Incentive Plan or to any other performance criteria determined appropriate by the Administrator. In making such
determinations,   the  Administrator   considers,   among  other  factors,   the
Participant's  contributions,  responsibilities and other compensation received.
The maximum  amount of cash bonuses that may be paid as a  Performance  Award is limited to $750,000 per calendar year per person.

     Dividend  Equivalents.  Dividend  Equivalents  are  based  on the  dividend declared on our common stock and are credited as of dividend  payment dates,  as specified in the 2002 Incentive Plan. Such Dividend Equivalents are converted to cash or additional shares of our common stock by such formula,  at such time and subject to such limitations as may be determined by the Administrator.

                                       19

     Stock Payments.  The number of shares for Stock Payments  awarded under the
2002 Incentive Plan is determined by the  Administrator and may be linked to the market  value,  book value,  net profits or other measure of the value of common stock or other specific Performance Criteria determined to be appropriate by the
Administrator.

     Payment for Shares

     The exercise  price for all options may be paid in full in cash at the time of exercise,  or if permitted by the Committee in its discretion (1) by delay in payment  for up to 30  days,  (2) by  delivery  of  Common  Stock  owned  by the
Participant for at least six months,  or the surrender of shares of common stock then  issuable  upon  exercise of the option,  in each case having a fair market value  on the date of  exercise  equal to the  aggregate  exercise  price of the exercised option;  (3) by a full recourse  promissory note bearing interest at a market  rate of  interest;  (4) by an  irrevocable  instruction  to a broker  to deliver to the Company sale or loan  proceeds to pay for all of the Common Stock acquired by exercising the options and any tax withholding obligations resulting from  such  exercise,  (5) by  delivery  of other  property  of any  kind  which constitutes  good and  valuable  consideration,  or (6) any  combination  of the foregoing.  In the discretion of the Administrator,  restricted stock awards may be made  for a  purchase  price  or in  consideration  of  performance  of prior services for the Company or any subsidiary.

     Amendment and Termination

     The Administrator may terminate the Plan at any time. The Administrator may also  amend  the Plan  wholly  or in part at any  time,  however,  the  board of directors must obtain  stockholder  approval in order to (i) increase the number of shares of common stock subject to the Plan or the maximum number of shares of common stock which may be awarded to any  individual  during any calendar  year, except  for any  increase  or other  change due to stock  dividends,  split-ups, consolidations, recapitalizations,  reorganization or like events; or (ii) amend the Plan in a manner that requires  stockholder  approval under  applicable law.
Amendments  of the 2002  Incentive  Plan will not,  without  the  consent of the
Participant,  affect such  person's  rights under an Award  previously  granted, unless the Award itself otherwise expressly so provides.

     No Awards may be granted under the 2002  Incentive  Plan after February 13,
2012.  The Board may terminate the 2002 Incentive Plan at any time prior to such date with respect to the shares that are not then subject to Awards. Termination of the 2002  Incentive  Plan will not affect the rights and  obligations  of any
Participant with respect to Awards granted before termination.

     Terms of Awards

     The dates on which  options or other Awards under the 2002  Incentive  Plan first  become  exercisable  and on  which  they  expire  will  be set  forth  in individual  Award  agreements  setting  forth  the  terms of the  Awards.  These
Agreements  generally  will provide  that  options and other Awards  expire upon termination of the  Participant's  employment,  although the  Administrator  may provide that such options or other Awards continue to be exercisable following a termination,  or because  of the  grantee's  retirement,  death,  disability  or otherwise.  Similarly,  restricted  stock granted under the 2002  Incentive Plan which has not vested  generally  will be subject to repurchase by the Company in the event of the grantee's termination of employment, although the Administrator may make exceptions, based on the reason for termination, or on other factors.

     In the event of certain  stated events in the 2002 Incentive Plan which may affect the Company, such as merger, consolidation,  liquidation,  dissolution or sale of all or substantially all the assets of the Company, the Administrator in its sole  discretion  may take certain  actions with respect to Awards under the
2002 Incentive Plan, including acceleration of the exercisability of any options or the  vesting  in any  restrictions  on  restricted  stock,  the  purchase  of outstanding  Awards, the substitution,  assumption or replacement of any awards,
and  other  similar  adjustments  to  facilitate  any  such  transactions.   The
Administrator  may also provide  that all Awards  shall cease to be  outstanding following such events.

     In  consideration of the granting of a stock option or shares of restricted stock, the Participant must agree in the written agreement  embodying such Award to remain in the employ of or to  continue to be of service to, the Company or a

                                       20

subsidiary.  No  Award  under  the  2002  Incentive  Plan  may  be  assigned  or transferred  by the  Participant,  except  by  will  or the  laws  of  intestate succession,  or, with the consent of the  Administrator,  pursuant to a Domestic
Relations  Order  or to  certain  family  member  trusts  without  consideration therefore.

     Miscellaneous Provisions

     In the event that the outstanding shares of Common Stock of the Company are changed  into or exchanged  for a different  number or kind of shares of capital stock or other  securities  of the Company by reason of merger,  reorganization, consolidation,  recapitalization,  reclassification,  stock split, reverse stock split, stock dividend,  combination of shares, or otherwise, the number and kind of shares covered by the 2002 Incentive  Plan, the maximum number of shares that may be granted  during any calendar  year, the number and kind of shares covered by, and exercise or purchase price of, each outstanding  option and other award, and other  limitations on shares  applicable under the 2002 Incentive Plan shall be proportionately adjusted.

     The 2002 Incentive Plan must be approved by the stockholders  within twelve months of the date of its adoption.  Awards under the 2002 Incentive Plan may be granted prior to such approval, provided that such Awards may not vest or become exercisable prior to the stockholders'  approval of the 2002 Incentive Plan, and that if such approval is not received within the twelve-month  period,  all such
Awards shall become null and void.

     Plan Benefits

     If the 2002  Incentive  Plan is  approved  by the  stockholders,  then each
Independent  Director  as of the  date  of the  Annual  Meeting,  shall  receive automatically  effective as of the date of the Annual Meeting,  options covering
7,000  shares of common  stock with an  exercise  price equal to the fair market value of the common stock on the date of grant, and shall vest 25% per year from the date of grant, subject to continued service on the Board.

     Certain Federal Income Tax Consequences

     The  federal  income  tax  consequences  of the 2002  Incentive  Plan under current federal income tax law are summarized in the following  discussion which deals with the general tax principles applicable to the 2002 Incentive Plan, and is intended for general  information  only.  In addition,  the tax  consequences described below are subject to the limitations of Internal  Revenue Code Section
162(m), as discussed in further detail below.  Alternative minimum tax and other federal taxes and foreign,  state and local income taxes are not discussed,  and may vary depending on individual circumstances and from locality to locality.

     Nonqualified Stock Options. For federal income tax purposes,  the recipient of NSOs granted under the 2002  Incentive Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction.
Generally,  upon exercise of NSOs the optionee will realize ordinary income, and the  Company  will  be  entitled  to a  deduction,  in an  amount  equal  to the difference  between the option  exercise  price and the fair market value of the stock at the date of exercise.

     Incentive Stock Options.  An optionee  generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee.  Generally, upon the sale or other taxable  disposition  of the shares of Common Stock  acquired upon exercise of an ISO, the optionee will recognize  income taxable as capital gains in an  amount  equal to the  excess,  if any,  of the  amount  realized  in such disposition over the option exercise price,  provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the
ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or  otherwise  disposed  of before  the end of the  one-year  and  two-year periods  specified above, the difference  between the ISO exercise price and the fair  market  value of the  shares  on the date of  exercise  generally  will be taxable  as  ordinary  income;  the  balance of the  amount  realized  from such disposition,  if any,  generally will be taxed as capital gain. If the shares of
Common Stock are disposed of before the  expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise,  the optionee's ordinary income generally is limited to the excess,  if any, of the amount realized in such  disposition over the option exercise price paid. The Company (or other employer corporation)  generally will

                                       21

be entitled  to a tax  deduction  with  respect to an ISO only to the extent the optionee has  ordinary  income upon sale or other  disposition  of the shares of
Common Stock.

     An Option will only qualify as an incentive stock option to the extent that the  aggregate  fair market value of the shares with respect to which the Option becomes  exercisable for the first time in any calendar year is equal to or less than $100,000.  For purposes of this rule, the fair market value of shares shall be  determined  as of the date the  incentive  stock  option is granted.  To the extent an  incentive  stock option is  exercisable  for shares in excess of this
$100,000  limitation,  the excess  shares  shall be taxable  under the rules for
"Non-Qualified Stock Options," described above.

     Restricted  Stock and Deferred  Stock. A Participant to whom  restricted or deferred  stock is issued will not have taxable income upon issuance and we will not then be entitled to a deduction,  unless in the case of restricted  stock an election is made under Section 83(b) of the Internal Revenue Code. However, when restrictions  on shares of restricted  stock lapse,  such that the shares are no longer subject to repurchase by us, the Participant will realize ordinary income and we will be  entitled to a  deduction  in an amount  equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. Similarly, when deferred stock vests and is issued to the Participant, the  Participant  will  realize  ordinary  income and we will be  entitled  to a deduction  in an amount equal to the fair market value of the shares at the date of  issuance.  If an  election  is made  under  Section  83(b)  with  respect to restricted  stock,  the  employee  will realize  ordinary  income at the date of issuance equal to the difference  between the fair market value of the shares at that  date  less the  purchase  price  therefore  and we will be  entitled  to a deduction  in the same  amount.  The  Internal  Revenue  Code does not  permit a
Section 83(b) election to be made with respect to deferred stock.

     Stock Appreciation Rights. No taxable income is generally recognized by the
Participant  upon the receipt of an SAR,  but upon  exercise of the SAR the fair market value of the shares (or cash in lieu of shares)  received  generally will be taxable as ordinary  income to the  Participant in the year of such exercise.
The Company generally will be entitled to a compensation  deduction for the same amount that the Participant recognizes as ordinary income.

     Dividend  Equivalents.  A recipient of a dividend equivalent award will not realize  taxable  income at the time of grant,  and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the Participant will recognize ordinary income, and we will be entitled to a corresponding deduction.

     Performance  Awards. A Participant who has been granted a performance award will  not  realize  taxable  income  at the  time of  grant,  and we will not be entitled to a deduction at that time. When an award is paid,  whether in cash or common  shares,  the  Participant  will  have  ordinary  income,  and we will be entitled to a corresponding deduction.

     Stock  Payments.  A  Participant  who receives a stock payment in lieu of a cash  payment that would  otherwise  have been made will be taxed as if the cash payment has been received, and we will have a deduction in the same amount.

     Section 162(m).  Under Internal  Revenue Code Section  162(m),  in general, income tax deductions of publicly-traded  companies may be limited to the extent total compensation  (including base salary, annual bonus, stock option exercises and  nonqualified  benefits paid in 1994 and thereafter)  for certain  executive officers  exceeds $1 million in any one taxable year.  However,  under  Internal
Revenue  Code  Section  162(m),  the  deduction  limit does not apply to certain
"performance-based"  compensation  established  by an  independent  compensation committee  which  conforms to certain  restrictive  conditions  stated under the
Internal Revenue Code and related regulations.  The 2002 Incentive Plan has been structured with the intent that Awards granted under the 2002 Incentive Plan may meet the requirements for "performance-based"  compensation and Internal Revenue
Code Section 162(m). To the extent granted,  a fair market value exercise price, options  granted  under the 2002  Incentive  Plan are  intended  to  qualify  as
"performance-based"   under  Section  162(m)  of  the  Internal   Revenue  Code.
Restricted   Stock  granted  under  the  2002  Incentive  Plan  may  qualify  as
"performance-based" under Internal Revenue Code Section if it vests based solely upon the Performance Criteria.

                                       22

     Required Vote for Approval and Recommendation of the Board of Directors

     The  affirmative  vote of a majority of the shares  present in person or by proxy at the Annual  Meeting,  and entitled to vote,  is required to approve the
2002 Incentive  Plan.  Abstentions on this proposal will be counted for purposes of  determining  the total  number of shares that voted on the proposal and thus will have the effect of a vote against the  proposal.  Shares that are not voted by the broker who is the record  holder of the shares (i.e.,  broker  non-votes)
and shares that are not voted in other circumstances in which proxy authority is defective  or has been  withheld,  will not be deemed to be entitled to vote for purposes of determining whether  stockholder  approval of this proposal has been obtained and will have no effect on the outcome of this proposal.

     THE BOARD OF DIRECTORS  RECOMMENDS THAT THE STOCKHOLDERS  VOTE FOR APPROVAL
OF THE 2002 INCENTIVE AWARD PLAN.

                                       23

                                   Proposal 3

         APPROVAL OF AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN

     The Company's  stockholders  are being asked to approve an amendment to the
1998 Employee Stock  Purchase Plan (the "Purchase  Plan") that will increase the number of  shares  of  Common  Stock  issuable  under  the  Purchase  Plan by an additional 1,100,000 shares, from 1,332,278 to 2,432,278 shares. As of March 27,
2002, 373,150 shares remain available for grant under the Purchase Plan.

     The  purpose  of the share  increase  is to ensure  that the  Company  will continue  to have a  sufficient  reserve  of Common  Stock  available  under the
Purchase Plan to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through  participation  in a  payroll-deduction  based  employee  stock purchase program  designed to operate in  compliance  with  Section  423 of the  Internal
Revenue Code.

     The  Purchase  Plan was adopted by the Board of Directors on March 17, 1998 and became effective on October 1, 1998 (the "Effective Date"). The amendment to the Purchase  Plan that is the subject of this Proposal was adopted by the Board on March 28, 2002.

     The following is a summary of the principal  features of the Purchase Plan, as most  recently  amended.  The  summary,  however,  does not  purport  to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon  written  request to the  Corporate  Secretary at the  Company's  principal executive offices in Costa Mesa, California.

     Share Reserve

     The maximum  number of shares of the Company's  Common Stock  available for issuance  over the term of the Purchase  Plan may not exceed  2,432,278  shares, which includes the  1,100,000-share  increase for which stockholder  approval is sought under this Proposal. This share reserve is also be used to fund all stock purchases under the International Employee Stock Purchase Plan which the Company has established for the employees of its foreign subsidiaries. The provisions of the  International  Employee Stock Purchase Plan are  substantially  the same as those in effect for the Purchase  Plan,  except for certain  modifications  that were made to satisfy legal or regulatory  requirements of the applicable foreign jurisdictions.

     In the event any change is made to the  outstanding  shares of Common Stock by reason of any recapitalization,  stock dividend,  stock split, combination of shares,  exchange  of shares or other  change in  corporate  structure  effected without the Company's receipt of consideration,  appropriate adjustments will be made to (i) the class and maximum number of securities issuable in the aggregate under the Purchase  Plan,  including the class and maximum  number of securities issuable per  Participant or in the aggregate on any one purchase date, and (ii)
the class and maximum number of securities subject to each outstanding  purchase right and the purchase price payable per share thereunder.

     Administration

     The Purchase Plan is currently  administered by the Compensation  Committee of the Board of  Directors.  Such  committee,  as Plan  Administrator,  has full authority to adopt such rules and procedures as it may deem necessary for proper plan  administration  and to interpret the  provisions of the Purchase Plan. All costs and expenses incurred in plan  administration  will be paid by the Company without charge to Participants.

     Offering Periods

     Shares will be issued  through a series of  successive  six-month  offering periods.  Each  Participant  is granted a purchase right to  purchase  shares of
Common Stock on the first day of each offering period under the Purchase Plan in
which  he or she  participates.   Offering  periods under  the Purchase Plan run
from the first business day of May to the last business day of October each year

                                       24

and from the first business day of November  each year  to the last business day of April in the immediately  succeeding  year.  Each purchase right entitles the
Participant to purchase the whole number of shares of  Common Stock obtained  by dividing the  Participant's  payroll  deductions for the  offering period by the
purchase price  in effect  for such offering period.   Each  purchase  right  is
automatically  exercised  and  the shares so  purchased  are issued,   as of the
closing day of each offering period.

     Eligibility

     Any  individual who  customarily  works for more than twenty (20) hours per week and more  than  five (5)  months  per  calendar  year in the  employ of the
Company or any participating affiliate will be eligible to participate in one or more offering periods.  An eligible employee may only join an offering period by submitting the  appropriate  forms to the Company on or before the start date of that period. No new forms need to be submitted to continue  participation  under the Purchase Plan.

     Participating  affiliates include any parent or subsidiary  corporations of the Company, whether now existing or hereafter organized,  which elect, with the approval of the Plan Administrator,  to extend the benefits of the Purchase Plan to their eligible employees.

     As of March 27, 2002, approximately 818 employees, including four executive officers, were eligible to participate in the Purchase Plan.

     Purchase Provisions

     Each Participant  authorizes periodic payroll deductions in any multiple of one  percent  (1%) of his or her cash  earnings,  up to a maximum of ten percent
(10%). A Participant  may not increase his or her rate of payroll  deduction for an offering  period after the start of that  period,  but he or she may decrease the rate once per offering period.

     On the last business day of each offering period,  the accumulated  payroll deductions of each Participant will  automatically be applied to the purchase of whole shares of Common Stock at the purchase  price in effect for that  offering period.

     Purchase Price

     The  purchase  price  per share at which  Common  Stock is  purchased  by a
Participant  for each offering  period is equal to eighty-five  percent (85%) of the lower of (i) the fair  market  value per share of Common  Stock on the start date of that  offering  period or (ii) the fair market value per share of Common
Stock on the last day of that offering period.

     The fair market value per share of Common Stock on any relevant date is the average of the high and low selling  prices per share on such date on the Nasdaq
National  Market.  On March 27, 2002,  the fair market value per share of Common
Stock determined on such basis was $17.66.

     Special Limitations

     The Purchase Plan imposes certain  limitations upon a Participant's  rights to acquire Common Stock, including the following limitations:

   - No purchase  right  may  be  granted  to  any  individual  who  owns  stock
(including  stock  purchasable  under any outstanding  options)  possessing five percent (5%) or more of the total combined  voting power or value of all classes of stock of the Company or any of its affiliates.

   - No purchase right granted to  a Participant  may permit such  individual to purchase  Common Stock at a rate greater than $25,000 worth of such Common Stock
(valued at the time such  purchase right is granted) for each  calendar year the purchase right remains outstanding at any time.

                                       25

   - No  Participant may purchase  more than  800 shares of Common Stock  on any one purchase date (e.g., the last day of an offering period).

   - No more  than  170,000  shares of  Common  Stock  may be  purchased  in the aggregate by all Participants on any one purchase date (e.g., the last day of an offering period).

     The Plan Administrator will have the discretionary  authority,  exercisable prior to the start of any offering period, to increase or decrease the 800-share and  170,000-share  limitations  to  be in  effect  for  the  number  of  shares purchasable  per  Participant  or in the aggregate by all  Participants  on each purchase date during that offering period.

     Termination of Purchase Rights

     A  Participant's  purchase  right  will  immediately  terminate  upon  such
Participant's  loss  of  eligible  employee  status,  and his or her accumulated payroll  deductions  for  the  offering  period  in  which  the  purchase  right
terminates  will be  promptly refunded,   without  interest.   A Participant may
withdraw from an offering period at any time prior to the last fifteen (15) days of an  offering period  and  elect  to  have  his  or  her  accumulated  payroll deductions  for the offering  period  in which  such  withdrawal  occurs  either refunded without interest  or applied to the purchase  of shares of Common Stock on the next purchase date.

     Stockholder Rights

     No Participant will have any stockholder  rights with respect to the shares of  Common  Stock  covered  by  his or her purchase right  until the  shares are actually purchased on the last day of the offering period. No adjustment will be made for dividends,  distributions  or other rights for which the record date is
prior to the  date  of  such   purchase.   Shares  when  issued  are   deposited
to a Company-designated brokerage account maintained for each Participant.

     Assignability

     No purchase right  or other interest  of a Participant  under the  Purchase
Plan  is  assignable  or  transferable  and   may   be  exercised  only  by  the
Participant.

     Acquisition

     Should the  Company be  acquired by merger or asset sale during an offering
period,   all  outstanding  purchase  rights  will  automatically  be  exercised
immediately  prior to the  effective  date of such  acquisition.   The  purchase
price will be  equal to  eighty-five (85%)  of the lower of  (i) the fair market value per share of Common Stock on the  start  date of that  offering  period or
(ii) the fair market value per share of Common Stock  immediately  prior to such acquisition.  The limitation on the maximum  number of shares purchasable in the aggregate  on any one  purchase  date  will  not  apply to the  share  purchases effected in connection with such acquisition.

     Amendment and Termination

     The Purchase Plan will  terminate upon the earliest to occur of (i) October
31, 2008,  (ii) the date on which all  available  shares are issued or (iii) the date on which all  outstanding  purchase rights are exercised in connection with an acquisition of the Company.

     The Board of Directors may at any time alter,  suspend or  discontinue  the
Purchase  Plan.  However,  the Board of Directors may not,  without  stockholder approval,  (i) increase the number of shares  issuable  under the Purchase Plan, except in connection  with certain changes in the Company's  capital  structure,
(ii) alter the  purchase  price  formula so as to reduce the  purchase  price or
(iii) modify the  requirements  for  eligibility  to participate in the Purchase
Plan.

                                       26

     Certain Federal Income Tax Consequences

     The  Purchase  Plan is intended to be an  "employee  stock  purchase  plan"
within the meaning of Section 423 of the  Internal  Revenue  Code.  Under a plan that so qualifies, no taxable income will be recognized by a Participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of a purchase right under the plan.

     Taxable  income  will  not be  recognized  until  there  is a sale or other disposition  of the shares  acquired under the Purchase Plan or in the event the
Participant should die while still owning the purchased shares.

     If the  Participant  sells or otherwise  disposes of the  purchased  shares within two (2) years after the start date of the  offering  period in which such shares were  acquired or within one (1) year after the actual  purchase  date of those shares, then the Participant will recognize ordinary income in the year of sale or  disposition  equal to the amount by which the fair market  value of the shares on the purchase date  exceeded the purchase  price paid for those shares, and the Company  will be entitled  to an income tax  deduction,  for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the Participant  sells or disposes of the purchased shares more than two
(2) years after the start date of the offering  period in which such shares were acquired and more than one (1) one year after the actual  purchase date of those shares,  then the Participant will recognize ordinary income in the year of sale or  disposition  equal to the lesser of (i) the amount by which the fair  market value of the shares on the sale or disposition  date exceeded the purchase price paid for those shares or (ii) fifteen  percent (15%) of the fair market value of the shares on the start date of the offering  period,  and any  additional  gain upon the disposition will be taxed as a long-term capital gain. The Company will not be  entitled  to any  income  tax  deduction  with  respect  to such sale or disposition.

     If the  Participant  still owns the purchased  shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death  exceeds the purchase  price or (ii) fifteen  percent (15%) of the fair  market  value of the  shares on the start date of the  offering  period in which those shares were acquired will constitute  ordinary income in the year of death.

     Required Vote for Approval and Recommendation of the Board of Directors

     The affirmative vote of a majority of the Company's voting stock present or represented  and entitled to vote at the Annual Meeting is required for approval of the amendment to the Purchase Plan  providing for a 1,100,000  share increase under the  Purchase  Plan.  Abstentions  on this  proposal  will be counted  for purposes of  determining  the total  number of shares that voted on the proposal and thus will have the effect of a vote  against the  proposal.  Shares that are not voted by the  broker who is the record  holder of the shares  (i.e.,  broker non-votes) and shares that are not voted in other  circumstances  in which proxy authority is defective or has been  withheld,  will not be deemed to be entitled to vote  for  purposes  of  determining  whether  stockholder  approval  of this proposal  has been  obtained  and will  have no effect  on the  outcome  of this proposal.

     Should  stockholder  approval not be  obtained,  then the  1,100,000  share increase will not be  implemented,  and any purchase rights granted on the basis of that increase would immediately  terminate.  No  additional  purchase  rights will be granted on the basis of such share increase,  and the Purchase Plan will terminate once the existing share reserve has been issued.

     THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT
TO THE PURCHASE PLAN.

                                       27

                             AUDIT COMMITTEE REPORT

     The following is the report of the Audit  Committee with respect to FileNET
Corporation's audited financial statements for the year ended December 31, 2001, which include the consolidated  balance sheets of the Company as of December 31,
2001  and  2000,  and  the  related   consolidated   statements  of  operations,
stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2001, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting  material" or to be "filed"
with the  Securities  and Exchange  Commission,  nor shall such  information  be incorporated  by reference  into any future filing under the  Securities  Act of
1933, as amended, or the Securities Exchange Act of 1934, as amended,  except to the extent that the Company  specifically  incorporates  it by reference in such filing.

     Review with Management.  The Audit Committee has reviewed and discussed the
Company's audited financial statements with management.

     Review and Discussions  with Independent  Accountants.  The Audit Committee
has  discussed   with  Deloitte  and  Touche  LLP,  the  Company's   independent
accountants,  the matters  required to be discussed by SAS 61  (Codification  of
Statements on Accounting  Standards) which includes,  among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit  Committee has also received  written  disclosures and the letter from Deloitte and Touche LLP required by  Independence  Standards Board Standard
No. 1 (which relates to the accountant's  independence  from the Company and its related  entities)  and  has  discussed  with  Deloitte  and  Touche  LLP  their independence from the Company.

     Conclusion.  Based on the review and  discussions  referred  to above,  the
Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

     Submitted by the Audit Committee of the Company's Board of Directors:

                                           John C. Savage
                                           William P. Lyons
                                           Roger S. Siboni

     Notwithstanding  anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities
Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes,  the preceding Audit Committee Report will not be  incorporated  by reference  into any of those prior  filings,  nor will such report be  incorporated by reference into any future filings made by the Company under those statutes.

            FEES BILLED TO US BY DELOITTE AND TOUCHE LLP DURING 2001

     Audit Fees.  The  aggregate  fees billed by  Deloitte  and Touche LLP,  the member firms of Deloitte Tomatsu, and their respective affiliates (collectively,
"Deloitte") for  professional  services  rendered for the audit of the Company's annual  financial  statements  for  2001  and for the  review  of the  financial statements  included in the  Company's  Quarterly  Reports on Form 10-Q for 2001
were approximately $305,118.

     Financial  Information Systems Design and Implementation  Fees. The Company
did not engage  Deloitte to provide  services  regarding  financial  information systems design and implementation during the year ended December 31, 2001.

     All Other Fees.  The  aggregate  fees billed by Deloitte  for  professional services rendered to the Company,  other than the services described above under
"Audit Fees", for the year ended December 31, 2001 were  approximately  $399,780 and can be subcategorized as follows:

                                       28

     Attestation  Fees. The aggregate fees for attestation  services rendered by
     Deloitte for matters such as consents related to SEC and other registration statements,  audits  of  employee  benefit  plans,  statutory  audits,  and consultation  on accounting  standards or  transactions  was  approximately
     $141,834.

     Other Fees. The aggregate fees for all other services  rendered by Deloitte such as  consultation  related to tax planning and compliance and improving business and operational processes was approximately $257,946.

     The audit  committee  has  considered  whether the  provision  of non-audit services is compatible with maintaining the principal accountant's independence.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Deloitte and Touche LLP, the Company's independent  accountants for the year ended  December 31, 2001,  was selected by the Board of  Directors, upon recommendation of the Audit Committee,  to act in the same capacity for the year ending  December 31, 2002.  Neither the firm nor any of its members has any relationship  with the  Company  or any of its  affiliates  except in the firm's capacity as the Company's auditor.

     In the event that the stockholders do not approve the selection of Deloitte and  Touche  LLP,  the  appointment  of  the  independent  accountants  will  be reconsidered by the Board of Directors.  Even if the selection is ratified,  the
Board of Directors in its discretion  may direct the  appointment of a different independent  accounting  firm  at any  time  during  the  year if the  Board  of
Directors  believes  that such a change  would be in the best  interests  of the
Company and its stockholders.

     Representatives  of Deloitte  and Touche LLP are  expected to be present at the Annual Meeting and will have the  opportunity to make  statements if they so desire and respond to appropriate questions from the stockholders.

Stockholder Ratification

     The affirmative vote of a majority of the Company's voting stock present or represented  and  entitled  to  vote  at the  Annual  Meeting  is  required  for ratification  of the  appointment  of  Deloitte  and  Touche LLP to serve as the
Company's  independent  accounts for 2002.  Abstentions on this proposal will be counted for purposes of determining the total number of shares that voted on the proposal  and thus will have the effect of a vote against the  proposal.  Shares that are not voted by the broker who is the record  holder of the shares  (i.e., broker non-votes) and shares that are not voted in other  circumstances in which proxy  authority  is defective  or has been  withheld,  will not be deemed to be entitled to vote for purposes of  determining  whether  stockholder  approval of this  proposal has been  obtained and will have no effect on the outcome of this proposal.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF  THE
APPOINTMENT OF DELOITTE AND TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     It is currently contemplated  that  the Company's 2003  Annual  Meeting  of
Stockholders  will  be held  on or  about  May 21,  2003.  In the  event  that a stockholder  desires to have a proposal  considered for presentation at the 2003
Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection  with such  meeting,  the proposal must be forwarded in writing  to the  Corporate Secretary  of the Company  so that it is  received no
later  than   December 18, 2002.   Any  such  proposal  must  comply   with  the
requirements  of  the Company's  Bylaws  and Rule 14a-8  promulgated  under  the
Exchange Act.

     If a stockholder, rather than including a proposal in  the Company's  proxy statement as discussed  above,  commences his or her own proxy  solicitation for the 2003 Annual  Meeting of  Stockholders  or seeks to nominate a candidate  for election or propose business for consideration at such meeting, the Company must receive  notice of such  proposal no later than December 18, 2002. If the notice is not received by such date, it will be considered untimely under Rule 14a-4(c)

                                       29

promulgated  under  the Exchange Act,  and the Company  will have  discretionary voting  authority  under  proxies  solicited  for  the  2003  Annual  Meeting of
Stockholders with respect to such proposal, if presented at the meeting.

     Proposals and notices  should be directed to the attention of the Corporate
Secretary,  FileNET Corporation,  3565 Harbor Boulevard,  Costa Mesa, California
92626.

                                  OTHER MATTERS

     As of the date of this Proxy Statement,  the Board of Directors knows of no other matters that may be presented  for  consideration  at the Annual  Meeting.
However,  if any other matter is presented properly for consideration and action at the  Annual  Meeting,  or any  adjournment  or  postponement  thereof,  it is intended that the Proxies will be voted with respect  thereto in accordance with the best judgment and in the discretion of the proxy holders.

April 17, 2002

                                     By Order of the Board of Directors,

                                      /s/  Sam A. Auriemma
                                    Sam M. Auriemma
                                    Secretary

                                       30

                                                                   APPENDIX A

                          THE 2002 INCENTIVE AWARD PLAN

                                       OF

                               FILENET CORPORATION

     FileNET Corporation, a Delaware corporation, has adopted the 2002 Incentive
Award  Plan of  FileNET  Corporation,  (the  "Plan"),  effective  May  22,  2002
("Effective Date"), for the benefit of its eligible  employees,  consultants and directors.

     The purposes of the Plan are as follows:

     (1) To provide an  additional  incentive for  directors,  key Employees and
Consultants (as such terms are defined below) to further the growth, development and  financial  success of the  Company by  personally  benefiting  through  the
ownership  of  Company  stock  and/or  rights  which   recognize   such  growth,
development and financial success.

     (2) To enable the Company to obtain and retain the  services of  directors, key Employees and Consultants  considered essential to the long range success of the Company by offering them an  opportunity  to own stock in the Company and/or rights which will reflect the growth,  development and financial  success of the
Company.

                                   ARTICLE I.
                                   DEFINITIONS

     Wherever  the  following  terms  are used in the Plan they  shall  have the meanings specified below,  unless the context clearly indicates  otherwise.  The singular pronoun shall include the plural where the context so indicates.

     1.1.  "Administrator"  shall  mean the entity  that  conducts  the  general
administration   of  the  Plan  as  provided  herein.   With  reference  to  the
administration  of the Plan with  respect  to  Options  granted  to  Independent
Directors,  the term "Administrator" shall refer to the Board. With reference to the  administration  of the Plan  with  respect  to any  other  Award,  the term
"Administrator"  shall refer to the Committee,  unless the Board has assumed the authority for  administration  of the Plan generally as provided in Section 10.1 or the Committee has delegated its authority to administer  the Plan as provided in Section  10.5,  in which events  "Administrator"  shall refer to the Board or such delegated sub-committee, as applicable.

     1.2.  "Award" shall mean an Option, a Restricted Stock award, a Performance
Award,  a Dividend  Equivalents  award,  a Deferred Stock award, a Stock Payment award or a Stock  Appreciation  Right which may be awarded or granted  under the
Plan (collectively, "Awards").

     1.3.  "Award Agreement"  shall  mean  a written  agreement  executed  by an authorized officer of the Company and the Holder, which shall contain such terms and conditions with respect to an Award as the  Administrator  shall  determine, consistent with the Plan.

     1.4.  "Award Limit" shall mean 400,000 shares of Common Stock,  as adjusted pursuant  to Section  11.3;  provided,  however,  that  solely  with  respect to
Performance  Awards granted  pursuant to Section 8.2(b),  Award Limit shall mean
Seven Hundred Fifty Thousand Dollars ($750,000).

     1.5. "Board" shall mean the Board of Directors of the Company.

     1.6.  "Change in Control"  shall mean  a change in ownership  or control of the Company effected through any of the following transactions:

                                       1

          (a) Any person or related group of persons  (other than the Company or a person that, prior to such transaction,  directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial  ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's  stockholders which the Board does not recommend such stockholders accept; or

          (b) There is a change in the composition of the Board over a period of
     36  consecutive  months (or less) such that a majority of the Board members
     (rounded up to the nearest whole number)  ceases,  by reason of one or more proxy  contests  for the  election of Board  members,  to be  comprised  of individuals who either (i) have been Board members  continuously  since the beginning  of such  period,  or (ii) have been  elected  or  nominated  for election as Board members  during such period by at least a majority of the
     Board members  described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

     1.7. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.8.  "Committee"  shall mean the  Compensation  Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section
10.1.

     1.9.  "Common Stock" shall mean the common stock of the Company,  par value
$0.01 per share.

     1.10. "Company" shall mean FileNET Corporation, a Delaware corporation.

     1.11. "Consultant" shall mean any consultant or adviser if:

          (a) The  consultant  or  adviser  renders  bona fide  services  to the
     Company;

          (b) The  services  rendered  by the  consultant  or adviser are not in connection  with  the  offer  or sale of  securities  in a  capital-raising transaction and do not directly or indirectly  promote or maintain a market for the Company's securities; and

          (c) The  consultant or adviser is a natural  person who has contracted directly with the Company to render such services.

     1.12. "Corporate Transaction" shall mean:

          (a) The  stockholders of the Company approve a merger or consolidation of the Company with any other  corporation (or other entity),  other than a merger or consolidation  which would result in the voting securities of the
     Company  outstanding  immediately  prior  thereto  continuing  to represent
     (either  by  remaining  outstanding  or  by  being  converted  into  voting securities  of the surviving  entity) more than 50% of the combined  voting power of the voting  securities  of the  Company or such  surviving  entity outstanding  immediately  after  such  merger or  consolidation;  provided,
     however,   that  a  merger  or   consolidation   effected  to  implement  a
     recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined  voting power of the Company's  then outstanding securities shall not constitute a Change in Control; or

          (b)  The  stockholders  of the  Company  approve  a plan  of  complete liquidation  of the Company or an agreement for the sale or  disposition by the Company of all or substantially all of the Company's assets.]

     1.13.  "Deferred Stock"  shall mean Common Stock awarded under Article VIII of the Plan.

     1.14. "Director" shall mean a member of the Board.

                                       2

     1.15.  "Dividend Equivalent"  shall  mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under
Article VIII of the Plan.

     1.16. "DRO" shall mean a domestic relations order as defined by the Code or
Title I of the Employee  Retirement Income Security Act of 1974, as amended,  or the rules thereunder.

     1.17. "Effective Date" shall mean May 22, 2002.

     1.18.  "Employee"  shall mean any officer or other  employee (as defined in accordance  with  Section  3401(c)  of  the  Code)  of  the  Company,  or of any
corporation that is a Subsidiary.

     1.19.  "Exchange Act" shall mean the  Securities  Exchange  Act of 1934, as amended.

     1.20.  "Fair Market Value"  of a share of  Common  Stock as of a given date shall be (a) the average of the high and low selling prices of a share of Common
Stock on the  principal  exchange or the Nasdaq  Stock Market on which shares of
Common Stock are then  trading,  if any (or as reported on any  composite  index which  includes such  principal  exchange),  on such date, or if shares were not traded on such date,  then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange or the Nasdaq Stock  Market, but is quoted on Nasdaq or a  successor  quotation  system,  the  average of the closing representative bid and asked prices for the Common Stock on such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not  publicly  traded on an  exchange  and not  quoted on Nasdaq or a  successor quotation  system,  the  Fair  Market  Value  of a  share  of  Common  Stock  as established by the Administrator acting in good faith.

     1.21.  "Holder"  shall  mean a person  who has been  granted  or awarded an
Award.

     1.22.  "Incentive Stock Option"  shall mean an option which conforms to the applicable  provisions  of Section 422 of the Code and which is designated as an
Incentive Stock Option by the Administrator.

     1.23. "Independent Director" shall mean a member of the Board who is not an
Employee of the Company.

     1.24.  "Non-Qualified  Stock  Option"  shall  mean  an  Option  that is not designated as an Incentive Stock Option by the Administrator.

     1.25.  "Option"  shall mean a stock option  granted under Article IV of the
Plan.  An  Option   granted   under  the  Plan  shall,   as  determined  by  the
Administrator,  be either a  Non-Qualified  Stock Option or an  Incentive  Stock
Option;  provided,  however,  that Options granted to Independent  Directors and
Consultants shall be Non-Qualified Stock Options.

     1.26.  "Performance Award"  shall  mean a cash bonus,  stock bonus or other performance  or  incentive  award  that is  paid  in  cash,  Common  Stock  or a combination of both, awarded under Article VIII of the Plan.

     1.27.  "Performance Criteria"  shall mean the following  business  criteria with respect to the Company,  any Subsidiary or any division or operating  unit:
(a) net income,  (b) pre-tax income,  (c) operating  income,  (d) cash flow, (e)
earnings  per share,  (f) return on equity,  (g) return on  invested  capital or assets,  (h)  cost  reductions  or  savings,  (i)  funds  from  operations,  (j)
appreciation  in the fair market value of Common Stock,  and (k) earnings before any  one or  more of the  following  items:  interest,  taxes,  depreciation  or amortization each as determined in accordance with generally accepted accounting principles or subject to such  adjustments  as may be specified by the Committee with respect to a Performance Award.

     1.28. "Permanent Disability"  shall mean, for purposes of Awards granted to
Independent  Directors,  the inability of the Holder to perform his usual duties as a Board  member by reason of any  medically  determinable  physical or mental impairment expected to result in death or to be of continuous duration of twelve months or more.

     1.29.   "Plan"  shall  mean  the  2002  Incentive  Award  Plan  of  FileNET
Corporation, as amended and/or restated from time to time.

                                       3

     1.30.  "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

     1.31.  "Rule 16b-3" shall mean  Rule 16b-3  promulgated  under the Exchange
Act, as such Rule may be amended from time to time.

     1.32.  "Section 162(m) Participant" shall  mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so  designated  or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.33. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.34.  "Stock Appreciation Right" shall mean  a  stock  appreciation  right granted under Article IX of the Plan.

     1.35.  "Stock Payment"  shall  mean  (a) a payment in the form of shares of
Common  Stock,  or (b) an option  or other  right to  purchase  shares of Common
Stock, as part of a deferred  compensation  arrangement,  made in lieu of all or any portion of the compensation,  including without limitation,  salary, bonuses and  commissions,  that would  otherwise  become  payable to a key  Employee  or
Consultant in cash, awarded under Article VIII of the Plan.

     1.36.  "Subsidiary"  shall mean any  corporation  in an  unbroken  chain of corporations  beginning with the Company if each of the corporations  other than the last  corporation  in the unbroken  chain then owns stock  possessing  fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.37.  "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for,  outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger,  combination,  consolidation  or  acquisition  of  property or stock; provided,  however, that in no event shall the term "Substitute Award" be construed  to refer to an award made in  connection  with the  cancellation  and repricing of an Option.

     1.38.  "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason,  with or without  cause,  including,  but not by way of  limitation,  by resignation,  discharge,  death or retirement,  but excluding terminations where there is a  simultaneous  commencement  of  employment  with the  Company or any
Subsidiary. The Administrator,  in its absolute discretion,  shall determine the effect of all matters and  questions  relating to  Termination  of  Consultancy, including,  but not by way of limitation,  the question of whether a Termination of  Consultancy  resulted from a discharge for good cause,  and all questions of whether a particular leave of absence  constitutes a Termination of Consultancy.
Notwithstanding  any other  provision of the Plan, the Company or any Subsidiary has an absolute and  unrestricted  right to terminate a Consultant's  service at any time for any reason whatsoever,  with or without cause, except to the extent expressly provided otherwise in writing.

     1.39.  "Termination of Directorship"  shall mean the time when a Holder who is an Independent  Director  ceases to be a Director for any reason,  including, but not by way of  limitation,  a  termination  by  resignation,  failure  to be elected,  death or retirement.  The Board, in its sole and absolute  discretion, shall determine the effect of all matters and questions  relating to Termination of Directorship with respect to Independent Directors.

     1.40.   "Termination of Employment"    shall   mean   the   time  when  the
employee-employer   relationship  between  a  Holder  and  the  Company  or  any
Subsidiary is terminated for any reason, with or without cause,  including,  but not by way of  limitation,  a  termination  by  resignation,  discharge,  death, disability  or  retirement;  but  excluding  (a)  terminations  where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary,  (b) at the discretion of the Administrator,  terminations which result in a temporary severance of the employee-employer  relationship,  and (c)
at the discretion of the  Administrator,  terminations which are followed by the simultaneous  establishment  of a  consulting  relationship  by the Company or a
Subsidiary  with  the  former  employee.  The  Administrator,  in  its  absolute discretion,  shall determine the effect of all matters and questions relating to
Termination of Employment, including, but not by way of limitation, the question

                                       4

of whether a Termination of Employment resulted from a discharge for good cause, and all  questions  of  whether a  particular  leave of  absence  constitutes  a
Termination of Employment;  provided,  however,  that, with respect to Incentive
Stock  Options,   unless  otherwise  determined  by  the  Administrator  in  its discretion,  a leave  of  absence,  change  in  status  from an  employee  to an independent  contractor  or other change in the  employee-employer  relationship shall  constitute a Termination of Employment  if, and to the extent that,  such leave of absence, change in status or other change interrupts employment for the purposes of Section  422(a)(2) of the Code and the then  applicable  regulations and revenue rulings under said Section.

                                  ARTICLE II.
                             SHARES SUBJECT TO PLAN

     2.1. Shares Subject to Plan.

          (a) The  shares  of stock  subject  to Awards  shall be Common  Stock, initially  shares of the Company's  Common Stock.  Subject to adjustment as provided in Section 11.3, the aggregate  number of such shares which may be issued  upon  exercise of such  Options or rights or upon any other  Awards under  the Plan  shall not  exceed  One  Million  Three  Hundred  and Fifty
     Thousand (1,400,000) shares, and the aggregate number of shares that may be issued as  Restricted  Stock shall not exceed One  Hundred and  Thirty-Five
     Thousand  (140,000)  shares.  The  shares of  Common  Stock  issuable  upon exercise of such  Options or rights or upon any other  Awards may be either previously authorized but unissued shares or treasury shares.

          (b) The  maximum  number of  shares  which  may be  subject  to Awards granted  under the Plan to any  individual  in any calendar  year shall not exceed the Award Limit.

     2.2 Add-back of Options and Other Awards.  If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan,  expires or is canceled without having been fully exercised,  or is exercised in whole or in part for cash as  permitted  by the Plan,  the number of shares  subject to such
Option  or other  right  but as to which  such  Option  or other  right  was not exercised  prior  to its  expiration,  cancellation  or  exercise  may  again be optioned,  granted or awarded  hereunder,  subject to the limitations of Section
2.1.  Furthermore,  any shares subject to Awards which are adjusted  pursuant to
Section 11.3 and become  exercisable  with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned,  granted or awarded  hereunder,  subject to the limitations of Section 2.1. Shares of Common
Stock which are  delivered  by the Holder or  withheld  by the Company  upon the exercise of any Award under the Plan,  in payment of the exercise  price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company  pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned,  granted or awarded hereunder, subject to the  limitations  of Section 2.1.  Notwithstanding  the provisions of this Section  2.2, no shares of Common  Stock may again be optioned,  granted or awarded if such action would cause an Incentive  Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.
                               GRANTING OF AWARDS

     3.1. Award Agreement.  Each Award shall be evidenced by an Award Agreement.
Award  Agreements  evidencing  Awards  intended to qualify as  performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and  conditions as may be necessary to meet the  applicable  provisions of
Section 162(m) of the Code. Award Agreements  evidencing Incentive Stock Options shall  contain  such  terms  and  conditions  as may be  necessary  to meet  the applicable provisions of Section 422 of the Code.

     3.2. Provisions Applicable to Section 162(m) Participants.

          (a) The  Administrator,  in its discretion,  may determine  whether an
     Award is to qualify  as  performance-based  compensation  as  described  in
     Section 162(m)(4)(C) of the Code.

                                       5

          (b)  Notwithstanding  anything  in  the  Plan  to  the  contrary,  the
     Administrator  may  grant  any  Award  to  a  Section  162(m)  Participant, including  Restricted  Stock the  restrictions  with respect to which lapse upon the attainment of  performance  goals which are related to one or more of  the  Performance  Criteria  and  any  performance  or  incentive  award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the
     Performance Criteria.

          (c) To the  extent  necessary  to  comply  with the  performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award  granted  under  Articles VII and VIII which may be granted to one or more  Section  162(m)  Participants,  no later than ninety (90) days following  the  commencement  of any fiscal  year in  question or any other designated fiscal period or period of service (or such other time as may be required or permitted  by Section  162(m) of the Code),  the  Administrator
     shall, in writing,  (i) designate one or more Section 162(m)  Participants,
     (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service,  (iii) establish the various performance  targets,  in terms of an objective  formula or  standard,  and amounts of such Awards, as applicable,  which may be earned for such fiscal year or other  designated  fiscal  period or period  of  service,  and (iv)
     specify the relationship  between Performance  Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each
     Section 162(m)  Participant for such fiscal year or other designated fiscal period or period of service.  Following the  completion of each fiscal year or other designated  fiscal period or period of service,  the Administrator shall certify in writing  whether the applicable  performance  targets have been  achieved for such fiscal year or other  designated  fiscal  period or period of service.  In  determining  the amount earned by a Section  162(m)
     Participant,  the Administrator  shall have the right to reduce (but not to increase) the amount  payable at a given level of  performance to take into account  additional factors that the Administrator may deem relevant to the assessment of individual  or corporate  performance  for the fiscal year or other designated fiscal period or period of service.

          (d)  Furthermore,  notwithstanding  any other provision of the Plan or any Award which is granted to a Section 162(m)  Participant and is intended to  qualify  as  performance-based  compensation  as  described  in Section
     162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section  162(m) of the Code  (including  any  amendment to Section
     162(m) of the Code) or any  regulations or rulings issued  thereunder  that are requirements for  qualification  as  performance-based  compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3.  Limitations Applicable  to Section 16 Persons.   Notwithstanding  any
other  provision of the Plan,  the Plan, and any Award granted or awarded to any individual  who is then  subject  to Section 16 of the  Exchange  Act,  shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act  (including  any amendment to Rule 16b-3 of the Exchange Act) that are  requirements  for the  application of such exemptive rule. To the extent  permitted by applicable law, the Plan and Awards granted or awarded  hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4. Consideration.  In consideration of the granting of an Award under the
Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of
(or to consult for or to serve as an Independent Director of, as applicable) the
Company  or any  Subsidiary  for a period of at least one year (or such  shorter period as may be fixed in the Award Agreement or by action of the  Administrator following  grant of the Award) after the Award is granted (or, in the case of an
Independent  Director,  until the next  annual  meeting of  stockholders  of the
Company).

     3.5.  At-Will Employment.  Nothing  in the Plan  or in any Award  Agreement
hereunder  shall  confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any  Subsidiary,  or as a director of the
Company,  or shall  interfere  with or  restrict  in any way the  rights  of the
Company and any Subsidiary,  which are hereby expressly  reserved,  to discharge any Holder at any time for any reason whatsoever,  with or without cause, except to the extent expressly  provided  otherwise in a written  employment  agreement between the Holder and the Company and any Subsidiary.

                                       6

                                   ARTICLE IV.
                        GRANTING OF OPTIONS TO EMPLOYEES,
                      CONSULTANTS AND INDEPENDENT DIRECTORS

     4.1. Eligibility.  Any Employee or Consultant selected by the Administrator pursuant to Section  4.4(a)(i)  shall be eligible to be granted an Option.  Each
Independent  Director of the Company shall be eligible to be granted  Options at the times and in the manner set forth in Section 4.5.

     4.2.  Disqualification  for Stock  Ownership.  No person  may be granted an
Incentive Stock Option under the Plan if such person,  at the time the Incentive
Stock  Option  is  granted,  owns  stock  possessing  more than 10% of the total combined  voting  power  of all  classes  of stock  of the  Company  or any then existing  Subsidiary or parent corporation (within the meaning of Section 422 of the  Code)  unless  such  Incentive  Stock  Option  conforms  to the  applicable provisions of Section 422 of the Code.

     4.3.  Qualification  of Incentive Stock Options.  No Incentive Stock Option
shall be granted to any person who is not an Employee.

     4.4. Granting of Options to Employees and Consultants.

          (a) The  Administrator  shall  from  time  to  time,  in its  absolute discretion, and subject to applicable limitations of the Plan:

               (i) Determine  which  Employees are key Employees and select from among  the  key  Employees  or  Consultants  (including  Employees  or
          Consultants who have  previously  received Awards under the Plan) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit,  determine  the number of shares to be subject to such Options granted to the selected key Employees or
          Consultants;

               (iii) Subject to Section 4.3,  determine whether such Options are to be  Incentive  Stock  Options or  Non-Qualified  Stock  Options and
          whether such Options are to qualify as performance-based  compensation as described in Section 162(m)(4)(C) of the Code; and

               (iv)   Determine  the  terms  and  conditions  of  such  Options, consistent  with the  Plan;  provided,  however,  that the  terms  and
          conditions  of  Options  intended  to  qualify  as   performance-based
          compensation  as described in Section  162(m)(4)(C)  of the Code shall include,  but not be limited to, such terms and  conditions  as may be necessary to meet the  applicable  provisions of Section 162(m) of the
          Code.

          (b) Upon the  selection of a key Employee or  Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such  conditions on the grant of the Option as it deems appropriate.

          (c) Any Incentive  Stock Option granted under the Plan may be modified by the  Administrator,  with the consent of the Holder,  to disqualify such
     Option from  treatment as an "incentive  stock option" under Section 422 of the Code.

     4.5.  Automatic  Granting of Options to Independent  Directors.  During the
term of the Plan, each person who is an Independent Director as of the Effective
Date automatically shall be granted an Option to purchase 7,000 shares of Common
Stock  (subject to  adjustment  as provided in Section 11.3) on the date of each annual meeting of stockholders at which the Independent Director is reelected to the Board,  commencing with the 2002 Annual Meeting of Stockholders.  During the term of the Plan,  a person who is  initially  elected or appointed to the Board after the Effective Date and who is an Independent  Director at the time of such initial election or appointment  automatically shall be granted (x) an Option to purchase  25,000  shares of Common Stock  (subject to  adjustment as provided in
Section 11.3) on the date of such initial  election or  appointment,  and (y) an
Option to  purchase  7,000  shares of Common  Stock  (subject to  adjustment  as provided  in Section  11.3) on the date of each annual  meeting of  stockholders

                                       7

after such initial election or appointment, at which the Independent Director is reelected to the Board,  provided such  individual  has served as an Independent
Director  for at least six months  prior to the date of such  annual  meeting of stockholders.  Members  of the  Board  who  are  employees  of the  Company  who subsequently retire from the Company and remain on the Board will not receive an initial  Option grant pursuant to clause (x) of the preceding  sentence,  but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (y) of the preceding sentence. Certain material terms of the Options granted pursuant to this Section
4.5 are set forth in Section 5.4. All the foregoing Option grants  authorized by this Section 4.5 are subject to stockholder approval of the Plan.

     4.6. Discretionary Granting of Options to Independent Directors.  The Board
may from time to time,  in its absolute  discretion,  and subject to  applicable limitations of the Plan:

          (a) Select from among the Independent Directors (including Independent
     Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

          (b) Subject to the Award Limit,  determine  the number of shares to be subject to such Options granted to the selected Independent Directors;

          (c) Subject to the  provisions  of Article 5,  determine the terms and conditions of such Options, consistent with the Plan.

     4.7. Options in Lieu of Cash Compensation. Options may be granted under the
Plan to Employees and  Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and  Consultants  and to  Independent  Directors in
lieu of  directors'  fees which would  otherwise be payable to such  Independent
Directors,  pursuant to such policies which may be adopted by the  Administrator from time to time.

                                   ARTICLE V.
                                TERMS OF OPTIONS

     5.1 Option Price.  The price per share of the shares subject to each Option granted  to  Employees  and  Consultants  shall  be set  by  the  Administrator;
provided,  however, that such price shall be no less than 85% of the Fair Market
Value of a share of Common Stock on the date the Option is granted and:

          (a) In the case of Options  intended  to qualify as  performance-based compensation  as described in Section  162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair  Market  Value of a share of Common
     Stock on the date the Option is granted;

          (b) In the case of  Incentive  Stock  Options  such price shall not be less than 100% of the Fair Market  Value of a share of Common  Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

          (c) In the case of Incentive  Stock  Options  granted to an individual then owning  (within  the meaning of Section  424(d) of the Code) more than
     10% of the  total  combined  voting  power of all  classes  of stock of the
     Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code),  such price shall not be less than 110% of the
     Fair  Market  Value of a share of  Common  Stock on the date the  Option is granted  (or the date the  Option is  modified,  extended  or  renewed  for purposes of Section 424(h) of the Code).

     5.2 Option Term. The term of an Option granted to an Employee or consultant shall be set by the Administrator in its discretion;  provided,  however,  that, the term shall not be more than ten years  from the date the Option is  granted, or five  years  from the date the  Incentive  Stock  Option  is  granted  if the
Incentive  Stock  Option is granted to an  individual  then  owning  (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting power of all classes of stock of the Company or any  Subsidiary or parent corporation  thereof (within the meaning of Section 422 of the Code).  Except as limited by  requirements  of Section 422 of the Code and regulations and rulings thereunder  applicable to Incentive Stock Options,  the Administrator may extend

                                       8

the  term of any  outstanding  Option  in  connection  with any  Termination  of
Employment or Termination of Consultancy of the Holder,  or amend any other term or condition of such Option relating to such a termination.

     5.3 Option Vesting.

          (a) The  period  during  which the right to  exercise,  in whole or in part, an Option granted to an Employee or a Consultant  vests in the Holder shall be set by the  Administrator and the Administrator may determine that an Option may not be exercised  in whole or in part for a specified  period
     after  it  is  granted.   At  any  time  after  grant  of  an  Option,  the
     Administrator  may,  in its sole and  absolute  discretion  and  subject to whatever  terms and  conditions  it selects,  accelerate  the period during which an Option granted to an Employee or Consultant vests.

          (b) No portion of an Option granted to an Employee or Consultant which
     is   unexercisable   at   Termination   of  Employment  or  Termination  of
     Consultancy, as applicable, shall thereafter become exercisable,  except as may  be  otherwise  provided  by the  Administrator  either  in  the  Award
     Agreement  or by action  of the  Administrator  following  the grant of the
     Option.

          (c) To the extent that the  aggregate  Fair Market Value of stock with respect to which  "incentive  stock options" (within the meaning of Section
     422 of the Code,  but  without  regard to  Section  422(d) of the Code) are exercisable  for the first time by a Holder during any calendar year (under the Plan and all other  incentive stock option plans of the Company and any parent or subsidiary corporation,  within the meaning of Section 422 of the
     Code) of the Company,  exceeds  $100,000,  such Options shall be treated as
     Non-Qualified  Stock  Options to the extent  required by Section 422 of the
     Code.  The rule set forth in the  preceding  sentence  shall be  applied by taking  Options into account in the order in which they were  granted.  For purposes of this  Section  5.3(c),  the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4  Terms  of  Options  Automatically  Granted  to  Independent  Directors
Pursuant to Section 4.5. Options granted to an Independent  Director pursuant to
Section 4.5 shall be subject to the following terms and conditions:

          (a) The  exercise  price per share shall equal 100% of the Fair Market
     Value of a share of Common Stock on the date the Option is granted.

          (b)  The  Options  shall  become   exercisable  in  cumulative  annual
     installments  of 25% on  each  of  the  first,  second,  third  and  fourth anniversaries  of the date of Option grant,  except that any Option granted to an  Independent  Director shall become  immediately  exercisable in full upon the Termination of Directorship  due to death or Permanent  Disability of the Independent Director.

          (c)  Subject to Section  6.6,  the term of each  Option  granted to an
     Independent  Director  shall be ten  years  from the  date  the  Option  is granted.

          (d) No portion of an Option which is  unexercisable  at Termination of
     Directorship shall thereafter become exercisable.

          (e) Each vested  Option may be exercised  until the earlier of (i) the expiration of the Option term or (ii) 12 months  following the  Independent
     Director's cessation of service on the Board for any reason.

     5.5 Substitute Awards.  Notwithstanding  the  foregoing  provisions of this
Article V to the contrary,  in the case of an Option that is a Substitute Award, the price per share of the shares  subject  to such  Option may be less than the
Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) The  aggregate  Fair Market Value (as of the date such  Substitute
     Award is granted) of the shares subject to the Substitute Award; over

                                       9

          (b) The aggregate exercise price thereof;

          does not exceed the excess of:

          (c) The  aggregate  fair  market  value  (as of the  time  immediately preceding the transaction  giving rise to the Substitute  Award,  such fair market value to be  determined by the  Administrator)  of the shares of the predecessor  entity that were subject to the grant  assumed or  substituted for by the Company; over

          (d) The aggregate exercise price of such shares.

                                   ARTICLE VI.
                               EXERCISE OF OPTIONS

     6.1. Partial Exercise.  An exercisable  Option may be exercised in whole or in part.  However, an Option shall not be exercisable with respect to fractional shares and the  Administrator  may require that,  by the terms of the Option,  a partial exercise be with respect to a minimum number of shares.

     6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed  exercised  upon delivery of all of the following to the Secretary of the
Company or his or her office:

          (a) A notice  complying with the applicable  rules  established by the
     Administrator stating that the Option, or a portion thereof, is exercised.

          (b) Such  representations  and documents as the Administrator,  in its absolute discretion, deems necessary or advisable to effect compliance with all  applicable  provisions of the  Securities Act and any other federal or state  securities  laws  or  regulations.  The  Administrator  may,  in its absolute  discretion,  also  take  whatever  additional  actions  it  deems appropriate  to  effect  such  compliance  including,  without  limitation, placing legends on share certificates and issuing  stop-transfer notices to agents and registrars;

          (c) In the  event  that the  Option  shall be  exercised  pursuant  to
     Section  11.1 by any person or persons  other than the Holder,  appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full  cash  payment  to the of the  Company  for the  shares  with respect to which the Option, or portion thereof, is exercised. However, the
     Administrator may, in its discretion, (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment,  in whole or in part,  through  the  delivery  of shares of Common
     Stock  which have been owned by the  Holder for at least six  months,  duly endorsed  for  transfer to the Company with a Fair Market Value on the date of  delivery  equal  to the  aggregate  exercise  price  of the  Option  or exercised  portion  thereof;  (iii)  allow  payment,  in  whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option  having a Fair  Market  Value on the date of Option  exercise equal to the aggregate  exercise  price of the Option or exercised  portion thereof;  (iv) allow payment,  in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v)
     allow payment, in whole or in part, through the delivery of a full recourse promissory  note bearing  interest (at no less than such rate as shall then preclude the  imputation of interest  under the Code) and payable upon such terms as may be prescribed by the  Administrator;  (vi) allow  payment,  in whole or in part,  through  the  delivery  of a notice  that the Holder has placed a market sell order with a broker  with  respect to shares of Common
     Stock then issuable  upon  exercise of the Option,  and that the broker has been  directed to pay a sufficient  portion of the net proceeds of the sale
     to  the   Company   in   satisfaction   of  the  Option   exercise   price,
     provided  that payment of such  proceeds is then made to the Company
     upon   settlement  of  such  sale;  or  (vii)  allow  payment  through  any combination of the  consideration  provided in the foregoing  subparagraphs
     (ii),  (iii),  (iv),  (v) and (vi). In the case of a promissory  note,  the
     Administrator  may also prescribe the form of such note and the security to be given for such note.

                                       10

     The Option may not be exercised,  however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased  upon  the  exercise  of  any  Option  or  portion  thereof  prior  to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock  exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other  qualification of such shares under any state or federal law, or under the rulings or  regulations of  the  Securities  and  Exchange  Commission  or any  other  governmental regulatory body which the Administrator  shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal  governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the  Option as the  Administrator  may  establish  from time to time for reasons of administrative convenience; and

          (e) The  receipt  by the  Company  of full  payment  for such  shares,
     including  payment  of  any  applicable   withholding  tax,  which  in  the
     discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4.  Rights as Stockholders.   Holders  shall not be,  nor have any of the
rights or privileges  of,  stockholders  of the Company in respect of any shares purchasable  upon  the  exercise  of any  part of an  Option  unless  and  until certificates  representing  such  shares have been issued by the Company to such
Holders.

     6.5.  Ownership and Transfer Restrictions.   The   Administrator,  in   its
absolute  discretion,   may  impose  such  restrictions  on  the  ownership  and
transferability  of the shares  purchasable upon the exercise of an Option as it deems  appropriate.  Any such  restriction  shall be set forth in the respective
Award  Agreement  and may be referred  to on the  certificates  evidencing  such shares.  The Holder shall give the Company  prompt notice of any  disposition of shares of Common Stock acquired by exercise of an Incentive  Stock Option within
(a) two  years  from the date of  granting  (including  the date the  Option  is modified,  extended or renewed for purposes of Section  424(h) of the Code) such
Option to such Holder, or (b) one year after the transfer of such shares to such
Holder.

     6.6.  Limitations on Exercise of Options Granted to Independent  Directors.
No Option granted to an  Independent  Director may be exercised to any extent by anyone after the first to occur of the following events:

          (a) The  expiration  of twelve  months  from the date of the  Holder's
     Termination of Directorship; or

          (b) The expiration of ten years from the date the Option was granted.

     6.7. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other  restrictions  with respect to the settlement or  exercise  of an Option,  including  a  window-period  limitation,  as may be imposed in the discretion of the Administrator.

                                       11

                                  ARTICLE VII.
                            AWARD OF RESTRICTED STOCK

     7.1.  Eligibility.  Subject  to the Award  Limit,  Restricted  Stock may be
awarded to any Employee who the  Administrator  determines  is a key Employee or any Consultant who the Administrator determines should receive such an Award.

     7.2. Award of Restricted Stock.

          (a)  The  Administrator  may  from  time  to  time,  in  its  absolute discretion:

               (i) Determine  which  Employees are key Employees and select from among  the  key  Employees  or  Consultants  (including  Employees  or
          Consultants who have previously  received other awards under the Plan)
          such of them as in its opinion should be awarded Restricted Stock; and

               (ii)  Determine the purchase  price,  if any, and other terms and conditions  applicable to such Restricted  Stock,  consistent with the
          Plan.

          (b) The Administrator  shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price  shall  be no less  than  the par  value  of the  Common  Stock to be purchased,  unless  otherwise  permitted  by  applicable  state law. In all
     cases,  legal   consideration  shall  be  required  for  each  issuance  of
     Restricted Stock.

          (c) Upon the  selection of a key Employee or  Consultant to be awarded
     Restricted  Stock,  the  Administrator  shall instruct the Secretary of the
     Company to issue such  Restricted  Stock and may impose such  conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3. Rights as Stockholders.  Subject to  Section 7.4, upon delivery of the shares of  Restricted  Stock to the escrow  holder  pursuant to Section 7.6, the
Holder  shall have,  unless  otherwise  provided by the  Administrator,  all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement,  including the right to receive all dividends and other distributions paid or made with respect to the shares; provided,  however, that in the discretion of the  Administrator,  any  extraordinary  distributions with respect to the Common Stock shall be subject to the  restrictions set forth in Section 7.4.

     7.4.  Restriction.  All shares of  Restricted  Stock  issued under the Plan
(including  any shares  received by holders  thereof  with  respect to shares of
Restricted Stock as a result of stock dividends,  stock splits or any other form of recapitalization)  shall, in the terms of each individual Award Agreement, be
subject  to  such  restrictions  as  the  Administrator  shall  provide,   which
restrictions may include,  without  limitation,  restrictions  concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance;  provided, however, that,  unless the  Administrator  otherwise  provides  in the terms of the Award
Agreement or otherwise, no share of Restricted Stock granted to a person subject to  Section  16 of the  Exchange  Act  shall  be  sold,  assigned  or  otherwise transferred  until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided,  further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants and intended to be  "performance-based"  compensation  under  Section  162(m) of the
Code, by action taken after the Restricted  Stock is issued,  the  Administrator may, on such terms and conditions as it may determine to be appropriate,  remove any or all of the  restrictions  imposed  by the terms of the  Award  Agreement.
Restricted  Stock  may not be sold or  encumbered  until  all  restrictions  are terminated or expire.

     If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested  Restricted  Stock shall lapse,  and such Restricted  Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable,  upon Termination of Consultancy with the Company;  provided, however,  that the Administrator in its sole and absolute discretion may provide that such rights  shall not lapse in the event of a  Termination  of  Employment following a "change of  ownership  or  control"  (within the meaning of Treasury
Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the
Company or because  of the  Holder's  death or  disability;  provided,  further,

                                       12

except with  respect to shares of  Restricted  Stock  granted to Section  162(m)
Participants,  the Administrator in its sole and absolute discretion may provide that no such lapse or  surrender  shall occur in the event of a  Termination  of
Employment,  or a  Termination  of  Consultancy,  without cause or following any
Change in Control of the  Company or  because  of the  Holder's  retirement,  or otherwise.

     7.5. Repurchase of Restricted Stock. The Administrator shall provide in the terms of each  individual  Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted  Stock then subject to restrictions under the Award  Agreement  immediately  upon a Termination of Employment or, if applicable,  upon a  Termination  of  Consultancy  between  the  Holder  and the
Company,  at a cash  price per share  equal to the price  paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute  discretion may provide that no such right of repurchase shall exist in the event of a  Termination  of  Employment  following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any  successor  regulation  thereto) of the  Company or because of the  Holder's death or disability;  provided,  further, that, except with respect to shares of
Restricted Stock granted to Section 162(m)  Participants,  the  Administrator in
its sole and absolute  discretion  may provide that no such right of  repurchase shall exist in the event of a Termination  of  Employment  or a  Termination  of
Consultancy  without  cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.6.  Escrow.  The  Secretary of the Company or such other escrow holder as the  Administrator may appoint shall retain physical custody of each certificate representing  Restricted Stock until all of the  restrictions  imposed under the
Award Agreement with respect to the shares evidenced by such certificate  expire or shall have been removed.

     7.7. Legend.  In order to enforce the  restrictions  imposed upon shares of
Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates  representing  all shares of Restricted Stock that are still subject to restrictions  under Award  Agreements,  which legend or legends shall make appropriate reference to the conditions imposed thereby.

     7.8.  Section 83(b) Election.  If a Holder  makes an election under Section
83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted  Stock as of the date of transfer of the Restricted  Stock rather than as of the date or dates upon which the Holder  would  otherwise  be taxable under  Section  83(a) of the  Code,  the  Holder  shall  deliver  a copy of such election to the Company immediately after filing such election with the Internal
Revenue Service.

                                  ARTICLE VIII.
    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

     8.1.  Eligibility.  Subject  to the Award  Limit,  one or more  Performance
Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the  Administrator  determines is a key Employee or any  Consultant  whom the  Administrator  determines  should  receive such an
Award.

     8.2. Performance Awards.

          (a) Any key Employee or Consultant  selected by the  Administrator may be granted one or more  Performance  Awards.  The value of such Performance
     Awards  may be linked  to any one or more of the  Performance  Criteria  or
     other  specific   performance   criteria  determined   appropriate  by  the
     Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  In making such determinations, the  Administrator  shall  consider  (among such other  factors as it deems relevant  in  light  of the  specific  type of  award)  the  contributions, responsibilities  and other  compensation of the particular key Employee or
     Consultant.

          (b) Without  limiting  Section  8.2(a),  the  Administrator  may grant
     Performance  Awards to any 162(m)  Participant  in the form of a cash bonus payable  upon the  attainment  of  objective  performance  goals  which are established  by  the  Administrator  and  relate  to  one  or  more  of the
     Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to
     162(m)  Participants  shall be based upon  objectively  determinable  bonus

                                       13

     formulas  established in accordance with the provisions of Section 3.2. The maximum  amount of any  Performance  Award payable to a 162(m)  Participant under this Section  8.2(b) shall not exceed the Award Limit with respect to any  calendar  year  of the  Company.  Unless  otherwise  specified  by the
     Administrator at the time of grant,  the Performance  Criteria payable to a
     Section  162(m)  Participant  shall be determined on the basis of generally accepted accounting principles.

     8.3. Dividend Equivalents.

          (a) Any key Employee or Consultant  selected by the  Administrator may be granted Dividend  Equivalents based on the dividends  declared on Common
     Stock,  to be  credited  as of dividend  payment  dates,  during the period between the date a Stock Appreciation Right,  Deferred Stock or Performance
     Award is  granted,  and the date such Stock  Appreciation  Right,  Deferred
     Stock or Performance Award is exercised, vests or expires, as determined by the Administrator.  Such Dividend Equivalents shall be converted to cash or additional  shares of  Common  Stock by such  formula  and at such time and subject to such limitations as may be determined by the Administrator.

          (b) Any Holder of an Option who is an Employee or Consultant  selected by the  Administrator  may be  granted  Dividend  Equivalents  based on the dividends  declared on Common Stock, to be credited as of dividend  payment dates,  during the period  between the date an Option is  granted,  and the date such Option is  exercised,  vests or  expires,  as  determined  by the
     Administrator.  Such  Dividend  Equivalents  shall be  converted to cash or additional  shares of  Common  Stock by such  formula  and at such time and subject to such limitations as may be determined by the Administrator.

          (c) Any Holder of an Option who is an Independent Director selected by the  Board  may be  granted  Dividend  Equivalents  based on the  dividends declared on Common  Stock,  to be credited  as of dividend  payment  dates, during the period  between  the date an Option is granted and the date such
     Option is exercised,  vests or expires,  as  determined by the Board.  Such
     Dividend  Equivalents  shall be converted to cash or  additional  shares of
     Common  Stock  by  such  formula  and at  such  time  and  subject  to such limitations as may be determined by the Board.

          (d) Dividend  Equivalents  granted with respect to Options intended to be qualified performance-based  compensation for purposes of Section 162(m)
     of the  Code  shall be  payable,  with  respect  to  pre-exercise  periods, regardless of whether such Option is subsequently exercised.

     8.4. Stock Payments.  Any   key  Employee  or  Consultant  selected  by the
Administrator  may receive Stock Payments in the manner  determined from time to time by the  Administrator.  The  number of shares  shall be  determined  by the
Administrator  and may be based upon the Performance  Criteria or other specific performance criteria determined appropriate by the Administrator,  determined on the date such Stock Payment is made or on any date thereafter.

     8.5.  Deferred Stock.  Any  key  Employee  or  Consultant  selected  by the
Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the  Administrator.  The number of shares of Deferred Stock shall be determined by the  Administrator  and may be linked to the  Performance
Criteria or other specific  performance criteria determined to be appropriate by the Administrator,  in each case on a specified date or dates or over any period or periods determined by the  Administrator.  Common Stock underlying a Deferred
Stock  award  will not be issued  until the  Deferred  Stock  award has  vested, pursuant to a vesting schedule or performance criteria set by the Administrator.
Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company  stockholder  with  respect to such  Deferred  Stock until  such time as the Award has vested and the  Common  Stock  underlying  the
Award has been issued.

     8.6. Term. The term of a Performance Award,  Dividend Equivalent,  award of
Deferred  Stock and/or Stock  Payment shall be set by the  Administrator  in its discretion.

                                       14

     8.7.  Exercise or Purchase Price.   The  Administrator  may  establish  the
exercise or purchase price of a Performance  Award,  shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less  than  the par  value  of a share  of  Common  Stock,  unless  otherwise permitted by applicable state law.

     8.8. Exercise Upon Termination of Employment, Termination of Consultancy or
Termination of Directorship.  A Performance Award, Dividend Equivalent, award of
Deferred  Stock and/or Stock  Payment is  exercisable  or payable only while the
Holder is an  Employee,  Consultant  or  Independent  Director,  as  applicable;
provided,  however,  that the Administrator in its sole and absolute  discretion may provide that the Performance Award,  Dividend Equivalent,  award of Deferred
Stock and/or Stock Payment may be exercised or paid  subsequent to a Termination of Employment  following a "change of control or ownership"  (within the meaning of  Section  1.162-27(e)(2)(v)  or  any  successor  regulation  thereto)  of the
Company;  provided,  further,  that except with  respect to  Performance  Awards granted  to  Section  162(m)  Participants,  the  Administrator  in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination  of  Consultancy  without cause,  or  following  a Change in  Control  of the  Company,  or because of the
Holder's retirement, death or disability, or otherwise.

     8.9. Form of Payment. Payment of the amount determined under Section 8.2 or
8.3  above  shall be in cash,  in  Common  Stock or a  combination  of both,  as determined  by the  Administrator.  To the extent any payment under this Article
VIII is effected in Common Stock,  it shall be made subject to  satisfaction  of all provisions of Section 6.3.

                                   ARTICLE IX.
                            STOCK APPRECIATION RIGHTS

     9.1. Grant of Stock Appreciation Rights.  A Stock Appreciation Right may be
granted to any key Employee or Consultant selected by the Administrator. A Stock
Appreciation Right may be granted (a) in connection and simultaneously  with the grant of an Option,  (b) with respect to a  previously  granted  Option,  or (c)
independent of an Option.  A Stock  Appreciation  Right shall be subject to such terms and conditions not inconsistent with the Plan as the  Administrator  shall impose and shall be evidenced by an Award Agreement.

     9.2. Coupled Stock Appreciation Rights.

          (a) A Coupled Stock  Appreciation Right ("CSAR") shall be related to a particular  Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the  simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR  shall  entitle  the Holder (or other  person  entitled  to exercise  the Option  pursuant  to the Plan) to  surrender  to the  Company unexercised  a portion  of the  Option to which  the CSAR  relates  (to the extent  then  exercisable  pursuant  to its terms) and to receive  from the
     Company in  exchange  therefor  an amount  determined  by  multiplying  the difference  obtained by subtracting the Option exercise price from the Fair
     Market Value of a share of Common Stock on the date of exercise of the CSAR by the  number of shares of Common  Stock  with  respect  to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

     9.3. Independent Stock Appreciation Rights.

          (a)  An  Independent  Stock   Appreciation  Right  ("ISAR")  shall  be
     unrelated to any Option and shall have a term set by the Administrator.  An
     ISAR shall be exercisable in such  installments  as the  Administrator  may determine. An ISAR shall cover such number of shares of Common Stock as the
     Administrator   may   determine;   provided,   however,   that  unless  the
     Administrator  otherwise provides in the terms of the ISAR or otherwise, no
     ISAR granted to a person subject to Section 16 of the Exchange Act shall be

                                       15

     exercisable until at least six months have elapsed from (but excluding) the date on which the  Option  was  granted.  The  exercise  price per share of
     Common  Stock  subject to each ISAR shall be set by the  Administrator.  An
     ISAR is  exercisable  only while the Holder is an Employee  or  Consultant;
     provided,  that  the  Administrator  may  determine  that  the  ISAR may be exercised  subsequent  to  Termination  of  Employment  or  Termination  of
     Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

          (b) An ISAR shall  entitle  the Holder (or other  person  entitled  to exercise  the ISAR  pursuant  to the Plan) to  exercise  all or a specified portion of the ISAR (to the extent then exercisable  pursuant to its terms)
     and to receive from the Company an amount  determined  by  multiplying  the difference obtained by subtracting the exercise price per share of the ISAR from  the Fair  Market  Value  of a share  of  Common  Stock on the date of exercise of the ISAR by the number of shares of Common  Stock with  respect to which the ISAR shall have been exercised, subject to any limitations the
     Administrator may impose.

     9.4. Payment and Limitations on Exercise.

          (a) Payment of the amounts  determined under Section 9.2(c) and 9.3(b)
     above shall be in cash,  in Common Stock (based on its Fair Market Value as of the date the Stock  Appreciation Right is exercised) or a combination of both,  as determined  by the  Administrator.  To the extent such payment is effected in Common  Stock it shall be made subject to  satisfaction  of all provisions of Section 6.3 above pertaining to Options.

          (b)  Holders of Stock  Appreciation  Rights may be  required to comply with any timing or other  restrictions  with respect to the  settlement  or
     exercise  of  a  Stock  Appreciation   Right,   including  a  window-period
     limitation, as may be imposed in the discretion of the Administrator.

                                   ARTICLE X.
                                 ADMINISTRATION

     10.1.  Compensation  Committee.  The  Compensation  Committee  (or  another committee or a subcommittee of the Board assuming the functions of the Committee under the  Plan)  shall  consist  solely  of two or more  Independent  Directors appointed by and holding  office at the  pleasure of the Board,  each of whom is both a  "non-employee  director"  as  defined  by  Rule  16b-3  and an  "outside director" for purposes of Section  162(m) of the Code.  Appointment of Committee
members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering  written notice to the Board.  Vacancies in the
Committee may be filled by the Board. In its absolute discretion,  the Board may at any time and from time to time  exercise any and all rights and duties of the
Committee  under the Plan except with respect to matters  which under Rule 16b-3 or Section 162(m) of the Code, or any  regulations  or rules issued  thereunder, are  required  to be  determined  in  the  sole  discretion  of  the  Committee.
Notwithstanding  the  foregoing,  the full  Board,  acting by a majority  of its members in office,  shall  conduct the general  administration  of the Plan with respect to Awards granted to Independent Directors.

     10.2. Duties and Powers of the Administrator.   It shall be the duty of the
Administrator  to conduct the general  administration  of the Plan in accordance with its  provisions.  The  Administrator  shall have the power to interpret the
Plan and the Award Agreements,  and to adopt such rules for the  administration, interpretation  and  application  of the Plan as are  consistent  therewith,  to interpret,  amend or revoke  any such  rules  and to amend  any Award  Agreement provided that the rights or  obligations  of the Holder of the Award that is the subject of any such Award Agreement are not affected  adversely.  Any such grant or award under the Plan need not be the same with  respect to each  Holder.  Any such  interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

     10.3. Majority Rule; Unanimous Written Consent. The Administrator shall act by a majority  of its  members in  attendance  at a meeting at which a quorum is present or by a memorandum or other written  instrument signed by all members of the Administrator.

                                       16

     10.4. Compensation; Professional Assistance; Good Faith Actions. Members of
the Administrator shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and  liabilities,  which members of the Administrator  incur in connection with the administration of the
Plan, shall be borne by the Company. The Administrator may, with the approval of the Board, employ attorneys,  consultants,  accountants,  appraisers, brokers or other persons.  The  Administrator,  the Company and the Company's  officers and
Directors  shall be entitled to rely upon the advice,  opinions or valuations of any such persons.  All actions taken and all  interpretations and determinations made by the  Administrator or the Board in good faith shall be final and binding upon all Holders,  the Company and all other interested  persons.  No members of
the   Administrator  or  Board  shall  be  personally  liable  for  any  action, determination or  interpretation  made in good faith with respect to the Plan or
Awards,  and all  members  of the  Administrator  and the  Board  shall be fully protected  by the  Company  in  respect  of any such  action,  determination  or interpretation.

     10.5.  Delegation of Authority to Grant Awards. The Committee may, but need not,  delegate  from time to time some or all of its  authority  to grant Awards under  the  Plan  and  administer  the  Plan as to such  Awards  to a  committee consisting of one or more members of the Committee or of one or more officers of the  Company;  provided,  however,  that  the  Committee  may not  delegate  its authority to grant Awards to individuals  (a) who are subject on the date of the grant to the  reporting  rules under  Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants,  or (c) who are officers of the Company who are delegated authority by the Committee  hereunder.  Any delegation hereunder shall be subject to the  restrictions  and limits that the Committee  specifies at the time of such  delegation  of  authority  and may be rescinded at any time by the
Committee.  At all times, any committee  appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE XI.
                            MISCELLANEOUS PROVISIONS

     11.1. Transferability of Awards.

          (a) Except as provided in Section 11.1(b):

               (i) No Award  under the Plan may be sold,  pledged,  assigned  or transferred  in any  manner  other than by will or the laws of descent and  distribution  or,  subject to the  consent of the  Administrator, pursuant to a DRO, unless and until such Award has been exercised,  or
          the  shares   underlying   such  Award  have  been  issued,   and  all
          restrictions applicable to such shares have lapsed.

               (ii) No Award or  interest or right  therein  shall be liable for the  debts,  contracts  or  engagements  of the  Holder  or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means  whether such  disposition  be voluntary  or  involuntary  or by operation of law by judgment,  levy,  attachment,  garnishment  or any other legal or equitable proceedings (including  bankruptcy),  and any attempted disposition thereof shall be null and void and of no effect, except  to the  extent  that  such  disposition  is  permitted  by the preceding sentence.

               (iii)  During  the  lifetime  of the  Holder,  only he or she may exercise an Option or other Award (or any portion  thereof) granted to him or her  under the Plan,  unless it has been  disposed  of with the consent of the Administrator pursuant to a DRO. After the death of the
          Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes  unexercisable under the Plan or the applicable  Award  Agreement,  be exercised by his or her personal representative  or by any person empowered to do so under the deceased
          Holder's  will or  under  the  then  applicable  laws of  descent  and distribution.

          (b) Notwithstanding  Section 11.1(a),  the Administrator,  in its sole discretion,  may  determine to permit a Holder to transfer an Option to any one or more  Permitted  Transferees  (as  defined  below),  subject  to the following terms and conditions:

                                       17

               (i) an Option transferred to a Permitted  Transferee shall not be assignable or transferable by the Permitted  Transferee  other than by will or the laws of descent and distribution;  (ii) an Option which is transferred to a Permitted  Transferee shall continue to be subject to all the terms  and  conditions  of the  Option  as  applicable  to the original  Holder  (other  than the  ability  to further  transfer  the
          Option); and

               (iii) the Holder and the Permitted  Transferee  shall execute any and all documents requested by the Administrator,  including,  without limitation  documents to (A) confirm the status of the transferee as a
          Permitted  Transferee,  (B) satisfy any  requirements for an exemption for the transfer under  applicable  federal and state  securities laws and (C) evidence the transfer.

               For  purposes of this  Section  11.1(b),  "Permitted  Transferee"
          shall  mean,  with  respect  to  a  Holder,   any  child,   stepchild,
          grandchild,  parent, stepparent,  grandparent,  spouse, former spouse, sibling,  niece,  nephew,  mother-in-law,  father-in-law,  son-in-law, daughter-in-law,  brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or  employee),  a trust in which these  persons (or the Holder)
          control the management of assets,  and any other entity in which these persons  (or the  Holder)  own more than  fifty  percent of the voting interests,  or  any  other  transferee  specifically  approved  by the
          Administrator  after  taking into  account any state or federal tax or securities laws applicable to transferable Options."

     11.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section  11.2,  the Plan may be wholly or partially  amended or otherwise modified,  suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within 12 months before or after the action by the  Administrator,  no action of the Administrator  may, except as provided in Section 11.3,  increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore  granted or awarded,  unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The  expiration  of ten years from the date the Plan is adopted by the Board; or

          (b) The  expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 11.4.

     11.3.  Changes in Common  Stock or Assets of the  Company,  Acquisition  or
Liquidation of the Company and Other Corporate Events.

          (a) Subject to Section  11.3(e),  in the event that the  Administrator determines that any dividend or other distribution  (whether in the form of cash, Common Stock, other securities or other property),  recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation,  split-up, spin-off, combination,  repurchase,  liquidation, dissolution,  or sale,  transfer,  exchange or other  disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company,  or other similar corporate  transaction or event, in the  Administrator's  sole  discretion, affects  the Common  Stock such that an  adjustment  is  determined  by the
     Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential  benefits  intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

               (i) The  number  and kind of  shares  of  Common  Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum  number and kind of shares  which may be issued and adjustments of the Award Limit);

                                       18

               (ii) The  number  and kind of shares  of  Common  Stock (or other securities or property) subject to outstanding Awards; and

               (iii) The grant or exercise price with respect to any Award.

          (b)  Subject  to  Section  11.3(c)  and  11.3(e),  in the event of any transaction or event described in Section  11.3(a),  any Change in Control, any Corporate  Transaction or any unusual or  nonrecurring  transactions or events  affecting  the  Company,  any  affiliate  of  the  Company,  or the financial  statements  of the  Company or any  affiliate,  or of changes in applicable laws, regulations or accounting  principles,  the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems  appropriate,  either by the  terms of the  Award or by action  taken
     prior  to  the   occurrence  of  such   transaction  or  event  and  either
     automatically or upon the Holder's  request,  is hereby  authorized to take any  one or  more  of the  following  actions  whenever  the  Administrator determines that such action is appropriate in order to prevent  dilution or enlargement  of the  benefits  or  potential  benefits  intended to be made available  under the Plan or with  respect to any Award under the Plan,  to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) To provide  for either the  purchase of any such Award for an amount of cash equal to the amount that could have been  attained upon the exercise of such Award or realization  of the Holder's  rights had such Award been  currently  exercisable  or payable or fully vested or the  replacement of such Award with other rights or property  selected by the Administrator in its sole discretion;

               (ii) To provide  that the Award  cannot  vest,  be  exercised  or become payable after such event;

               (iii) To provide that such Award shall be  exercisable  as to all shares covered  thereby,  notwithstanding  anything to the contrary in
          Section 5.3 or 5.4 or the provisions of such Award;

               (iv) To provide  that such Award be assumed by the  successor  or survivor  corporation,  or a parent or subsidiary thereof, or shall be substituted  for by similar  options,  rights or awards  covering  the stock  of the  successor  or  survivor  corporation,  or a  parent  or subsidiary thereof, with appropriate  adjustments as to the number and kind of shares and prices; and

               (v) To make  adjustments  in the  number  and type of  shares  of
          Common Stock (or other securities or property)  subject to outstanding
          Awards, and in the number and kind of outstanding  Restricted Stock or
          Deferred  Stock and/or in the terms and  conditions of (including  the grant or exercise price),  and the criteria  included in,  outstanding options, rights and awards and options, rights and awards which may be granted in the future.

               (vi) To provide  that,  for a  specified  period of time prior to such event,  the  restrictions  imposed under an Award  Agreement upon some or all  shares  of  Restricted  Stock or  Deferred  Stock  may be terminated,  and, in the case of Restricted  Stock, some or all shares of such Restricted  Stock may cease to be subject to repurchase  under
          Section 7.5 or forfeiture under Section 7.4 after such event.

          (c) In the event of a Change in  Control  or a  Corporate  Transaction each Option granted to an  Independent  Director shall be exercisable as to all shares  covered  thereby upon such Change in Control or during the five days immediately  preceding the consummation of such Corporate  Transaction and subject to such consummation,  notwithstanding anything to the contrary in Section 5.4 or the vesting  schedule of such Options.  In the event of a
     Change in Control,  each Option  granted to an  Independent  Director shall remain exercisable for such fully-vested option shares until the expiration or sooner  termination  of the  Option  term.  In the event of a  Corporate
     Transaction,  to the extent that the Board does not have the ability  under
     Rule 16b-3 to take or to refrain from taking the discretionary  actions set forth in Section  11.3(b)(ii)  above,  no Option  granted to an Independent
     Director may be exercised following such Corporate  Transaction unless such

                                       19

     Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor  corporation (or parent or subsidiary thereof) or replaced  with a  comparable  right with  respect to shares of the  capital stock of the  successor or survivor  corporation  (or parent or  subsidiary thereof).

          (d) Subject to Sections 11.3(e),  3.2 and 3.3, the Administrator  may,
     in its discretion,  include such further  provisions and limitations in any
     Award,  agreement or certificate,  as it may deem equitable and in the best interests of the Company.

          (e) With  respect  to  Awards  which are  granted  to  Section  162(m)
     Participants and are intended to qualify as performance-based  compensation under  Section  162(m)(4)(C),  no  adjustment  or action  described in this
     Section 11.3 or in any other  provision of the Plan shall be  authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto.
     No  adjustment  or action  described  in this  Section 11.3 or in any other provision  of the  Plan  shall  be  authorized  to  the  extent  that  such adjustment or action would cause the Plan to violate  Section  422(b)(1) of the Code. Furthermore,  no such adjustment or action shall be authorized to the extent such  adjustment or action would result in  short-swing  profits liability  under  Section 16 or violate the  exemptive  conditions  of Rule
     16b-3 unless the  Administrator  determines that the Award is not to comply with such  exemptive  conditions.  The  number  of  shares of Common  Stock subject to any Award shall always be rounded to the next whole number.

          (f) The  existence  of the Plan,  the Award  Agreement  and the Awards
     granted  hereunder  shall not  affect or  restrict  in any way the right or power  of the  Company  or the  shareholders  of the  Company  to  make  or authorize any adjustment, recapitalization,  reorganization or other change in  the  Company's  capital  structure  or  its  business,  any  merger  or consolidation of the Company, any issue of stock or of options, warrants or rights  to  purchase  stock or of  bonds,  debentures,  preferred  or prior preference  stocks  whose rights are superior to or affect the Common Stock or the rights thereof or which are  convertible  into or  exchangeable  for
     Common Stock, or the dissolution or liquidation of the company, or any sale or  transfer  of all or any part of its  assets or  business,  or any other corporate act or proceeding, whether of a similar character or otherwise.

     11.4. Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the  Company's  stockholders  within 12 months after the date of the
Board's initial adoption of the Plan.  Awards may be granted or awarded prior to such  stockholder  approval,  provided that such Awards shall not be exercisable nor shall such  Awards  vest prior to the time when the Plan is  approved by the stockholders,  and provided  further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan  shall  thereupon  be  canceled  and  become  null and  void.  In addition,  if the Board  determines  that  Awards  other  than  Options or Stock
Appreciation  Rights which may be granted to Section 162(m)  Participants should continue  to be  eligible  to qualify as  performance-based  compensation  under
Section  162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's  stockholders no later than the first  stockholder meeting that occurs in the fifth year  following the year in which the Company's stockholders previously approved the Performance Criteria.

     11.5. Tax Withholding.  The Company shall be entitled to require payment in cash or  deduction  from other  compensation  payable to each Holder of any sums required by federal,  state or local tax law to be withheld  with respect to the issuance,  vesting,  exercise or payment of any Award. The  Administrator may in its  discretion  and in  satisfaction  of the foregoing  requirement  allow such
Holder to elect to have the Company  withhold  shares of Common Stock  otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums  required to be withheld.  Notwithstanding any other  provision of the Plan, the number of shares of Common Stock which may be withheld  with respect to the issuance,  vesting,  exercise or payment of any
Award (or which may be  repurchased  from the  Holder of such  Award  within six months  after such shares of Common  Stock were  acquired by the Holder from the
Company) in order to satisfy the  Holder's  federal and state income and payroll tax liabilities  with respect to the issuance,  vesting,  exercise or payment of the Award  shall be  limited to the  number of shares  which have a Fair  Market
Value on the date of withholding or repurchase  equal to the aggregate amount of such liabilities  based on the minimum  statutory  withholding rates for federal and state tax  income and  payroll  tax  purposes  that are  applicable  to such supplemental taxable income.

                                       20

     11.6. Loans. The Administrator  may, in its discretion,  extend one or more loans to key  Employees in  connection  with the exercise or receipt of an Award granted  or awarded  under the Plan,  or the  issuance  of  Restricted  Stock or
Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Administrator.

     11.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions  applicable to Awards under the Plan, the Administrator shall have the right to provide,  in the terms of Awards made under the Plan, or to require a Holder to agree by  separate  written  instrument,  that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any  receipt or  exercise  of the Award,  or upon the receipt or resale of any Common Stock  underlying  the Award,  must be paid to the Company, and (ii) the Award  shall  terminate  and any  unexercised  portion of the Award
(whether  or not  vested)  shall  be  forfeited,  if  (b)(i)  a  Termination  of
Employment,  Termination of Consultancy  or Termination of  Directorship  occurs prior to a specified date, or within a specified time period  following  receipt or exercise of the Award,  or (ii) the Holder at any time, or during a specified time period,  engages in any activity in competition with the Company,  or which is inimical,  contrary or harmful to the  interests  of the Company,  as further defined  by the  Administrator  or (iii)  the  Holder  incurs a  Termination  of
Employment, Termination of Consultancy or Termination of Directorship for cause.

     11.8.  Effect of Plan Upon Options and Compensation Plans.  The adoption of the Plan shall not affect any other  compensation  or incentive  plans in effect for the Company or any  Subsidiary.  Nothing in the Plan shall be  construed  to limit the right of the Company (a) to establish any other forms of incentives or compensation  for  Employees,  Directors  or  Consultants  of the Company or any
Subsidiary,  or (b) to  grant  or  assume  options  or other  rights  or  awards otherwise than under the Plan in connection  with any proper  corporate  purpose including  but not by way of  limitation,  the grant or assumption of options in connection with the acquisition by purchase,  lease,  merger,  consolidation  or otherwise,  of the business,  stock or assets of any  corporation,  partnership, limited liability company, firm or association.

     11.9.  Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the  issuance  and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to  compliance  with all  applicable  federal and state laws,  rules and regulations  (including but not limited to state and federal  securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental  authority  as may, in the opinion of counsel for the  Company,  be necessary or advisable in connection  therewith.  Any securities delivered under the Plan shall be subject to such  restrictions,  and the person  acquiring such securities  shall,  if  requested by the Company,  provide such  assurances  and representations to the Company as the Company may deem necessary or desirable to assure  compliance  with  all  applicable  legal  requirements.  To  the  extent permitted by applicable  law, the Plan and Awards  granted or awarded  hereunder shall be deemed amended to the extent  necessary to conform to such laws,  rules and regulations.

     11.10. Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     11.11.  Governing Law.  The Plan  and  any  agreements  hereunder  shall be administered,  interpreted  and enforced under the internal laws of the State of
California without regard to conflicts of laws thereof.

                                      * * *

     I hereby  certify that the foregoing  Plan was duly adopted by the Board of
Directors of  FileNet Corporation  on March 28, 2002.  I hereby certify that the foregoing Plan was approved by the  stockholders  of FileNet  Corporation on May
22, 2002.

          Executed on this ____ day of May 2002.

                                                 Secretary

                                       21

                                                                   APPENDIX B

                               FILENET CORPORATION
                        1998 EMPLOYEE STOCK PURCHASE PLAN

              (As Amended and Restated Effective as of May 1, 2002)

     I. PURPOSE OF THE PLAN

     This Employee  Stock  Purchase Plan is intended to promote the interests of
FileNET  Corporation by providing  eligible  employees  with the  opportunity to acquire a proprietary  interest in the Corporation  through  participation  in a payroll-deduction  based  employee stock purchase plan designed to qualify under
Section 423 of the Code.

     This Plan shall serve as the successor to the  Corporation's  existing 1988
Employee Stock Purchase Plan (the "Predecessor  Plan"), and no further shares of
Common  Stock  will be  issued  under  the  Predecessor  Plan from and after the
Effective Date.

     Capitalized  terms herein shall have the meanings assigned to such terms in the attached Appendix.

     All share  numbers in this Plan  reflect  the  2-for-1  split of the Common
Stock effected on June 12, 1998.

     II. ADMINISTRATION OF THE PLAN

     The Plan Administrator  shall have full authority to interpret and construe any  provision  of  the  Plan  and to  adopt  such  rules  and  regulations  for administering  the Plan as it may deem  necessary  in order to  comply  with the requirements of Code Section 423. Decisions of the Plan  Administrator  shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

     A. The stock  purchasable  under the Plan shall be shares of authorized but unissued or reacquired Common Stock,  including shares of Common Stock purchased on the open  market.  The maximum  number of shares of Common Stock which may be issued over the term of the Plan and the International Plan shall not exceed Two
Million Four Hundred Thirty Two Thousand Two Hundred  Seventy-Eight  (2,432,278)
shares in the aggregate and shall be limited to the  following  components:  (i)
the actual  number of shares of Common Stock  remaining  for issuance  under the
Predecessor  Plan on the Effective Date (Ninety Two Thousand Two Hundred Seventy
Eight (92,278) shares) plus (ii) an additional Three Hundred Thousand  (300,000)
shares of Common Stock approved by the  stockholders  at the 1998 Annual Meeting in  connection  with the  implementation  of the Plan plus  (iii) an  additional increase of Three Hundred Thousand  (300,000) shares  authorized by the Board on
March 22, 1999 and approved by the stockholders at the 1999 Annual Meeting, (iv)
an  additional  increase  of  Three  Hundred  Forty  Thousand  (340,000)  shares authorized  by the Board on March 20, 2000 and approved by the  stockholders  at

                                       1

the 2000  Annual  Meeting,  plus (v) an  additional  increase  of Three  Hundred
Thousand (300,000) shares authorized by the Board on March 28, 2001 and approved by the stockholders at the 2001 Annual Meeting, plus (vi) an additional increase of One Million One Hundred Thousand  (1,100,000)  shares authorized by the Board on  March 28, 2002  and  subject  to  stockholder  approval  at  the 2002 Annual
Meeting.

     B.  Should any  change be made to the  Common  Stock by reason of any stock split,  stock  dividend,  recapitalization,  combination of shares,  exchange of shares or other change affecting the outstanding Common Stock as a class without the  Corporation's  receipt of consideration,  appropriate  adjustments shall be made to (i) the maximum  number and class of securities  issuable under the Plan and the  International  Plan,  (ii) the maximum  number and class of  securities purchasable per  Participant on any one Purchase Date,  (iii) the maximum number and class of securities  purchasable by all Participants in the aggregate on any one Purchase Date and (iv) the number and class of securities  and the price per share in effect under each  outstanding  purchase  right in order to prevent the dilution or enlargement of benefits thereunder.

     IV. PURCHASE PERIODS

     A.  Shares of Common  Stock shall be offered  for  purchase  under the Plan through a series  of  successive  purchase  periods  until  such time as (i) the maximum  number of shares of Common Stock  available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

     B. Each purchase  period shall have a duration of six (6) months.  Purchase periods shall run from the first business day in May to the last business day in
October each year and from the first  business day in November  each year to the last business day in April of the following year.

     V. ELIGIBILITY

     A. Each  individual  who is an  Eligible  Employee on the start date of any purchase  period shall be eligible to  participate in the Plan for that purchase period.

     B. To  participate  in the  Plan  for a  particular  purchase  period,  the
Eligible  Employee  must  complete the  enrollment  form  prescribed by the Plan
Administrator and file such form with the Plan  Administrator (or its designate)
on or before the start date of the purchase period.

     VI. PAYROLL DEDUCTIONS

     A. The payroll  deduction  authorized  by the  Participant  for purposes of acquiring  shares of Common  Stock  under  the Plan may be any  multiple  of one percent (1%) of the Cash Earnings paid to the  Participant  during each purchase period,  up to a maximum of ten percent (10%).  The deduction rate so authorized shall continue in effect for the entire  purchase period and for each subsequent purchase  period the  Participant  remains in the Plan. The  Participant may not increase his or her rate of payroll deduction during a purchase period,  but may

                                       2

effect such  increase  as of the start date of any  subsequent  purchase  period following  the filing of a new  payroll  deduction  authorization  with the Plan
Administrator.  However,  the  Participant  may, at any time during the purchase period,  reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan  Administrator.  The
Participant  may not,  however,  effect  more  than one (1) such  reduction  per purchase period.

     B. Payroll  deductions shall begin on the first pay day following the start date  of  the  purchase  period  and  shall  (unless  sooner  terminated  by the
Participant)  continue  through the pay day ending with or immediately  prior to the last day of the purchase period.  The amounts so collected shall be credited to the Participant's  book account under the Plan, but no interest shall be paid on the  balance  from time to time  outstanding  in such  account.  The  amounts collected  from  the  Participant  shall  not  be  required  to be  held  in any segregated  account or trust fund and may be commingled  with the general assets of the Corporation and used for general corporate purposes.

     C. Payroll deductions shall automatically cease upon the termination of the
Participant's purchase right in accordance with the provisions of the Plan.

     D. The  Participant's  acquisition  of Common  Stock  under the Plan on any
Purchase Date shall neither limit nor require the  Participant's  acquisition of
Common Stock on any subsequent Purchase Date.

     VII. PURCHASE RIGHTS

     A.  Grant of Purchase Right.   A  Participant  shall be granted  a separate
purchase  right on the  start  date of each  purchase  period in which he or she participates. The purchase right shall provide the Participant with the right to purchase  shares of Common Stock on the  Purchase  Date upon the terms set forth below. The Participant shall execute a stock purchase  agreement  embodying such terms and such other  provisions  (not  inconsistent  with the Plan) as the Plan
Administrator may deem advisable.

     Under no  circumstances  shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own
(within the meaning of Code Section 424(d)) or hold outstanding options or other rights to  purchase,  stock  possessing  five  percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any
Corporate Affiliate.

     B.  Exercise of  the Purchase Right.    Each   purchase   right   shall  be
automatically  exercised on the Purchase  Date, and shares of Common Stock shall accordingly  be  purchased  on  behalf of each  Participant  on such  date.  The purchase shall be affected by applying the Participant's  payroll deductions for the purchase  period  ending on such  Purchase Date to the purchase of shares of
Common Stock at the purchase price in effect for that purchase period.

     C. Purchase Price.  The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to

                                       3

eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of
Common  Stock on the start date of the  purchase  period or (ii) the Fair Market
Value per share of Common Stock on that Purchase Date.

     D.  Number of Purchasable Shares.  The  number  of shares  of Common  Stock purchasable  by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount  collected from the  Participant  through payroll  deductions during the purchase period ending with that Purchase Date by the purchase  price in effect for that period.  However,  the maximum  number of shares of Common Stock  purchasable  per  Participant  on any one Purchase  Date shall not exceed eight hundred (800) shares,  subject to periodic adjustments in the event of certain changes in the Corporation's  capitalization.  In addition, the maximum number of shares of Common Stock  purchasable by all Participants in the aggregate on any one Purchase Date under the Plan and the International Plan shall not exceed One  Hundred  Seventy  Thousand  (170,000)  shares,  subject to periodic  adjustments  in the  event of  certain  changes  in the  Corporation's capitalization.  However,  the Plan  Administrator  shall have the discretionary authority, exercisable prior to the start of any purchase period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable  per  Participant  and in the aggregate by all  Participants  on the
Purchase Date in effect for that period.

     E. Excess Payroll Deductions.  Any  payroll  deductions  not applied to the purchase of shares of Common  Stock on any  Purchase  Date  because they are not sufficient  to  purchase  a whole  share of Common  Stock  shall be held for the purchase  of  Common  Stock on the next  Purchase  Date.  However,  any  payroll deductions  not  applied  to the  purchase  of  Common  Stock by  reason  of the limitation on the maximum number of shares purchasable by the Participant on the
Purchase Date or the limitation on the maximum  number of shares  purchasable in the  aggregate  on the  Purchase  Date by all  Participants  shall  be  promptly refunded.

     F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

          (i) A Participant may, at any time prior to the last fifteen (15) days of the purchase period,  terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll  deductions  shall be collected from the Participant with  respect to the  terminated  purchase  right.  Any payroll  deductions collected  during  the  purchase  period in which such  termination  occurs shall, at the Participant's  election,  be immediately refunded or held for the purchase of shares on the next  Purchase  Date.  If no such election is made at the  time  the  purchase  right is  terminated,  then  the  payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

          (ii) The termination of such purchase right shall be irrevocable,  and the Participant may not  subsequently  rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent  purchase  period,  such individual must re-enroll in the

                                       4

     Plan (by making a timely filing of the prescribed  enrollment forms) before the start date of the new purchase period.

          (iii) Should the Participant  cease to remain an Eligible Employee for any reason (including  death,  disability or change in status) while his or her purchase  right remains  outstanding,  then that  purchase  right shall immediately terminate,  and all of the Participant's payroll deductions for the purchase  period in which the  purchase  right so  terminates  shall be immediately  refunded.  However,  should the Participant cease to remain in active service by reason of an approved  unpaid leave of absence,  then the
     Participant  shall have the right,  exercisable  up until the last business day of the purchase period in which such leave  commences,  to (a) withdraw all the payroll  deductions  collected to date on his or her behalf  during such purchase period or (b) have such funds held for the purchase of shares on the next  scheduled  Purchase  Date.  In no  event,  however,  shall any further payroll deductions be collected on the Participant's  behalf during such  leave.  Upon the  Participant's  return to active  service (i) within ninety  (90)  days  after  the  start  of the  leave  or (ii)  prior to the expiration of any longer period during his or her re-employment  rights are guaranteed by law or contract, his or her payroll deductions under the Plan shall  automatically  resume  at the rate in  effect  at the time the leave began.

     G.   Corporate Transaction.    Each   outstanding   purchase  right   shall
automatically  be  exercised,  immediately  prior to the  effective  date of any
Corporate  Transaction,  by applying the payroll  deductions of each Participant for the  purchase  period  in which  such  Corporate  Transaction  occurs to the purchase of whole shares of Common Stock at a purchase  price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of
Common  Stock on the start date of the purchase  period in which such  Corporate
Transaction  occurs or (ii) the Fair  Market  Value  per  share of Common  Stock immediately prior to the effective date of such Corporate Transaction.  However, the  applicable  limitation on the number of shares of Common Stock  purchasable per  Participant  shall  continue  to apply to any  such  purchase,  but not the limitation on the aggregate number of shares purchasable by all Participants.

     The  Corporation  shall use its best  efforts  to provide at least ten (10)
days prior written  notice of the occurrence of any Corporate  Transaction,  and
Participants  shall,  following  the receipt of such  notice,  have the right to terminate their  outstanding  purchase rights prior to the effective date of the
Corporate Transaction.

     H.  Proration of Purchase Rights.  Should  the  total  number of  shares of
Common Stock which are to be purchased  pursuant to outstanding  purchase rights on any particular date exceed either (i) the number of shares then available for issuance under the Plan or (ii) the maximum number of shares  purchasable by all
Participants (and all participants in the  International  Plan) in the aggregate on that  Purchase  Date,  then  the Plan  Administrator  shall  make a  pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the  payroll  deductions  of  each  Participant  (and  each  participant  in the

                                       5

International  Plan),  to the extent in excess of the aggregate  purchase  price payable for the Common Stock pro-rated to such individual, shall be refunded.

     I.  Assignability.  The  purchase  right shall be  exercisable  only by the
Participant and shall not be assignable or transferable by the Participant.

     J. Stockholder Rights.  A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares  are  purchased  on the  Participant's  behalf  in  accordance  with  the provisions of the Plan and the  Participant has become a holder of record of the purchased shares.

     VIII. ACCRUAL LIMITATIONS

     A. No  Participant  shall be  entitled to accrue  rights to acquire  Common
Stock pursuant to any purchase right  outstanding  under this Plan if and to the extent such accrual,  when  aggregated  with (i) rights to purchase Common Stock accrued under any other  purchase right granted under this Plan and (ii) similar rights  accrued under other employee stock purchase plans (within the meaning of
Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such  Participant  to purchase  more than  Twenty-Five  Thousand  Dollars
($25,000)  worth  of  stock  of  the  Corporation  or  any  Corporate  Affiliate
(determined  on the basis of the Fair Market  Value of such stock on the date or dates such rights are  granted)  for each  calendar  year such rights are at any time  outstanding.

     B. For  purposes  of  applying  such  accrual  limitations,  the  following provisions shall be in effect:

          (i) The right to acquire Common Stock under each outstanding  purchase right shall accrue on the Purchase  Date in effect for the purchase  period for which such right is granted.

          (ii) No right to acquire Common Stock under any  outstanding  purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire  Common Stock under one (1) or more other  purchase  rights at a rate  equal to  Twenty-Five  Thousand  Dollars
     ($25,000) worth of Common Stock (determined on the basis of the Fair Market
     Value per share on the date or dates of grant) for each  calendar year such rights were at any time outstanding.

     C. If by  reason  of such  accrual  limitations,  any  purchase  right of a
Participant does not accrue for a particular  purchase period,  then the payroll deductions  which the Participant  made during that purchase period with respect to such purchase right shall be promptly refunded.

     D. In the  event  there is any  conflict  between  the  provisions  of this
Article  and  one or  more  provisions  of the  Plan  or any  instrument  issued thereunder, the provisions of this Article shall be controlling.

                                       6

     IX. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan was adopted by the Board on March 17, 1998 and  approved by the
Corporation's  stockholders at the 1998 Annual Meeting held on May 15, 1998. The
Plan shall become effective on the Effective Date.  However,  no purchase rights granted under the Plan shall be  exercised,  and no shares of Common Stock shall be  issued  hereunder,  until  the  Corporation  shall  have  complied  with all applicable  requirements  of the 1933 Act  (including  the  registration  of the shares  of  Common  Stock  issuable  under  the Plan on a Form S-8  registration statement  filed with the  Securities and Exchange  Commission),  all applicable listing  requirements of any stock exchange (or the Nasdaq National  Market,  if applicable)  on which the  Common  Stock is  listed  for  trading  and all other applicable requirements established by law or regulation.

     B. The  Plan  was  amended  and  restated  on March  22,  1999  (the  "1999
Restatement")  to increase the number of shares of Common Stock  authorized  for issuance  under  the  Plan and the  International  Plan by an  additional  Three
Hundred Thousand (300,000) shares. The increase was approved by the stockholders at the 1999 Annual Meeting. No purchase rights were granted,  and no shares were issued,  on the basis of the Three  Hundred  Thousand  (300,000)-share  increase authorized  by the 1999  Restatement  until such  increase  was  approved by the stockholders at the 1999 Annual Meeting.

     C. The  Plan  was  amended  and  restated  on March  20,  2000  (the  "2000
Restatement")  to increase the number of shares of Common Stock  authorized  for issuance  under  the  Plan and the  International  Plan by an  additional  Three
Hundred Forty Thousand  (340,000) shares. The share increase was approved by the stockholders at the 2000 Annual Meeting. No purchase rights were granted, and no
shares  were  issued,   on  the  basis  of  the  Three  Hundred  Forty  Thousand
(340,000)-share  increase  authorized by the 2000 Restatement until the increase had been so approved by the stockholders.

     D. The  Plan  was  amended  and  restated  on March  28,  2001  (the  "2001
Restatement")  to increase the number of shares of Common Stock  authorized  for issuance  under  the  Plan and the  International  Plan by an  additional  Three
Hundred Thousand (300,000) shares,  subject to stockholder  approval at the 2001
Annual Meeting.  No purchase rights were granted,  and no shares were issued, on the basis of the Three Hundred Thousand  (300,000) share increase  authorized by the 2001 Restatement until such increase was approved by the stockholders at the
2001 Annual Meeting.

     E. The  Plan  was  amended  and  restated  on  March  28,  2002  (the "2002
Restatement")  to increase the number of shares of Common Stock  authorized  for issuance under the Plan and the International  Plan by an additional One Million
One Hundred Thousand (1,100,000) shares,  subject to stockholder approval at the
2002 Annual Meeting. No purchase rights shall be granted, and no shares shall be issued,  on the basis of the One Million One Hundred Thousand  (1,100,000) share increase  authorized by the 2002  Restatement  until the share increase has been approved by the stockholders at the 2002 Annual Meeting.

                                       7

     F. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest to occur of (i) the last business day in October 2008, (ii) the date on which all shares  available for issuance  under the Plan (and the  International
Plan) shall have been sold pursuant to purchase rights  exercised under the Plan
(and the International  Plan) or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be  granted  or  exercised,  and no further  payroll  deductions  shall be collected, under the Plan following such termination.

     X. AMENDMENT OF THE PLAN

     The Board may alter, amend,  suspend or discontinue the Plan at any time to become  effective  immediately  following  the  close  of any  purchase  period.
However,   the  Board  may  not,  without  the  approval  of  the  Corporation's stockholders,  (i) increase the number of shares of Common Stock  issuable under the Plan, except for permissible  adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase  price  payable for the shares of Common  Stock  purchasable under the Plan, or (iii) modify the  requirements for eligibility to participate in the Plan.

     XI. GENERAL PROVISIONS

     A. All costs and expenses incurred in the  administration of the Plan shall be paid by the Corporation.

     B.  Nothing  in the Plan shall  confer  upon the  Participant  any right to continue in the employ of the  Corporation  or any  Corporate  Affiliate for any
period of specific  duration or interfere with or otherwise  restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person)
or of the Participant,  which rights are hereby  expressly  reserved by each, to terminate such person's  employment at any time for any reason,  with or without cause.

     C. The provisions of the Plan shall be governed by the laws of the State of
California without resort to that State's conflict-of-laws rules.

                                       8

                                   Schedule A

                          Corporations Participating in
                          Employee Stock Purchase Plan

                   FileNET Corporation, a Delaware corporation

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Board shall mean the Corporation's Board of Directors.

     B. Cash Earnings shall mean the (i) base salary payable to a Participant by
one  or  more  Participating   Companies  during  such  individual's  period  of
participation  in one or more  purchase  periods  under  the Plan  plus (ii) all overtime  payments,  bonuses,  commissions  and  other  incentive-type  payments received  during such period.  Such Cash  Earnings  shall be  calculated  before deduction of (A) any income or employment  tax  withholdings  or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan  or any  Code  Section  125  cafeteria  benefit  program  now or  hereafter established  by  the  Corporation  or any  Corporate  Affiliate.  However,  Cash
Earnings shall not include any contributions  (other than Code Section 401(k) or
Code  Section  125  contributions)  made  on  the  Participant's  behalf  by the
Corporation or any Corporate  Affiliate to any employee  benefit or welfare plan now or hereafter established.

     C. Code shall mean the Internal Revenue Code of 1986, as amended.

     D. Common Stock shall mean the Corporation's common stock.

     E. Corporate Affiliate  shall mean any parent or subsidiary  corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

     F. Corporate Transaction    shall    mean    either    of   the   following
stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or  consolidation  in which  securities  possessing fifty
     percent  (50%)  or  more  of  the  total  combined   voting  power  of  the
     Corporation's outstanding securities are transferred to a person or persons different from the persons holding those  securities  immediately  prior to such transaction, or

          (ii) the sale,  transfer or other  disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean FileNET  Corporation,  a Delaware corporation and any  corporate  successor  to all or  substantially  all of the assets or voting stock of FileNET Corporation which shall by appropriate action adopt the Plan.

     H. Effective Date  shall  mean the  October 1, 1998  effective  date of the
Plan.

     I. Eligible Employee   shall   mean   any  person  who  is  employed  by  a
Participating Corporation on a basis under which he or she is regularly expected

                                      A-1

to render more than twenty (20) hours of service per week for more than five (5)
months per  calendar  year for  earnings  considered  wages  under Code  Section
3401(a).

     J. Fair Market Value per share of Common  Stock on any relevant  date shall be determined in accordance with the following provisions:

          (i) If the Common  Stock is at the time traded on the Nasdaq  National
     Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question,  as those prices are reported by the National  Association  of Securities  Dealers on
     the Nasdaq  National  Market and published in The Wall Street  Journal.  If there are no selling  prices for the Common  Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

          (ii) If the Common Stock is at the time listed on any Stock  Exchange, then the Fair Market Value shall be the average of the high and low selling prices  per  share of  Common  Stock on the date in  question  on the Stock
     Exchange  determined by the Plan Administrator to be the primary market for the Common Stock,  as those prices are  officially  quoted in the composite tape of  transactions  on such  exchange  and  published in The Wall Street
     Journal. If there are no selling prices for the Common Stock on the date in question,  then the Fair Market  Value shall be the average of the high and low selling  prices on the last  preceding  date for which such  quotations exist.

     K. International Plan  shall  mean the  FileNET  Corporation  International
Employee Stock Purchase Plan.

     L. 1933 Act shall mean the Securities Act of 1933, as amended.

     M. Participant  shall   mean  any  Eligible  Employee  of  a  Participating
Corporation who is actively participating in the Plan.

     N. Participating Corporation  shall mean the Corporation and such Corporate
Affiliate or Affiliates  as may be authorized  from time to time by the Board to extend the benefits of the Plan to their Eligible  Employees.  The Participating
Corporations  in the  Plan as of the  Effective  Date  are  listed  in  attached
Schedule A.

     O. Plan shall mean the  Corporation's  Employee Stock Purchase Plan, as set
forth in this document.

     P. Plan Administrator  shall  mean   the  committee  of  two  (2)  or  more
non-employee Board members appointed by the Board to administer the Plan.

     Q. Predecessor Plan  shall  mean  the  Corporation's  1988  Employee  Stock
Purchase Plan.

     R. Purchase Date shall mean the last business day of each purchase  period.
The initial Purchase Date shall be April 30, 1999.

                                      A-2

     S. Stock Exchange  shall mean either the American Stock Exchange or the New
York Stock Exchange.

                                      A-3

                                                                      APPENDIX C

                                   APPENDIX C
                               FILENET CORPORATION
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

              (As Amended and Restated Effective as of May 1, 2002)

     I. PURPOSE OF THE PLAN

     This Plan is  intended  to promote  the  interests  of the  Corporation  by providing eligible employees of the Corporation's  Foreign Subsidiaries with the opportunity  to acquire a proprietary  interest in the  Corporation  through the purchase of shares of the Corporation's Common Stock at periodic intervals.

     Capitalized  terms herein shall have the meanings assigned to such terms in the attached Appendix. All share numbers in this restatement reflect the 2-for-1 split of Common Stock effected on June 12, 1998.

     II. ADMINISTRATION OF THE PLAN

     The Plan Administrator  shall have full authority to interpret and construe any  provision  of  the  Plan  and to  adopt  such  rules  and  regulations  for administering  the  Plan,  as it may  deem  necessary.  Decisions  of  the  Plan
Administrator  shall be final and binding on all  parties  having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

     A. The stock  purchasable  under the Plan shall be shares of authorized but unissued or reacquired Common Stock,  including shares of Common Stock purchased on the open  market.  The maximum  number of shares of Common Stock which may be issued  over the term of the Plan and the  U.S.  Plan  shall be  limited  to Two
Million Four Hundred Thirty Two Thousand Two Hundred  Seventy-Eight  (2,432,278)
shares and shall  consist of the  following:  (i) the actual number of shares of
Common Stock remaining for issuance under the Predecessor  Plan on the Effective
Date (92,278 shares) plus (ii) an additional  Three Hundred  Thousand  (300,000)
shares of Common Stock effected on May 15, 1998, plus (iii) an additional  Three
Hundred Thousand (300,000) shares of Common Stock effected on May 20, 1999, plus
(iv) an additional Three Hundred Forty Thousand (340,000) shares of Common Stock effected  on May  18,  2000,  plus  (v) an  additional  Three  Hundred  Thousand
(300,000)  shares  of  Common  Stock  effected  on May 16,  2001,  plus  (vi) an additional One Million One Hundred Thousand  (1,100,000)  shares of Common Stock effected  on March 28,  2002 and  subject to  stockholder  approval  at the 2002
Annual Meeting.

     B.  Should any  change be made to the  Common  Stock by reason of any stock split,  stock  dividend,  recapitalization,  combination of shares,  exchange of shares or other change affecting the outstanding Common Stock as a class without the  Corporation's  receipt of consideration,  appropriate  adjustments shall be made to (i) the maximum  number and class of securities  issuable under the Plan and the U.S. Plan,  (ii) the maximum number and class of securities  purchasable per Participant on any one Purchase Date,  (iii) the maximum number and class of

                                       1

securities  purchasable by all Participants in the aggregate on any one Purchase
Date and (iv) the  number  and  class of  securities  and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV. PURCHASE PERIODS

     A.  Shares of Common  Stock shall be offered  for  purchase  under the Plan through a series  of  successive  purchase  periods  until  such time as (i) the maximum  number of shares of Common Stock  available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

     B. Each purchase  period shall have a duration of six (6) months.  Purchase periods shall run from the first business day in May to the last business day in
October each year and from the first  business day in November  each year to the last business day in April of the following year.

     V. ELIGIBILITY

     A. Each  individual  who is an  Eligible  Employee on the start date of any purchase  period shall be eligible to  participate in the Plan for that purchase period.

     B. To  participate  in the  Plan  for a  particular  purchase  period,  the
Eligible  Employee must  complete the  enrollment  forms  prescribed by the Plan
Administrator and file such forms with the Plan Administrator (or its designate)
on or before the start date of the purchase period.

     VI. PAYROLL DEDUCTIONS

     A. Except to the extent  otherwise  provided  in the Plan (or any  addendum thereto) or authorized  by the Plan  Administrator,  the purchase  price for the shares of Common Stock  acquired  under the Plan shall be paid from  accumulated payroll deductions authorized by the Participant.

     B. The payroll  deduction  authorized  by the  Participant  for purposes of acquiring  shares of Common  Stock  under  the Plan may be any  multiple  of one percent (1%) of the Cash Earnings paid to the  Participant  during each purchase period, up to a maximum of ten percent (10%). The payroll  deduction  authorized by the  Participant  shall be  collected  in the  currency  in which paid by the
Foreign Subsidiary. The payroll deductions collected during each purchase period shall be  converted  into U.S.  Dollars on the Purchase  Date for that  purchase period  on the basis of the  exchange  rate in  effect  on that  date.  The Plan
Administrator  shall have the absolute  discretion to determine  the  applicable exchange rate to be in effect for each Purchase  Date by any  reasonable  method that may be based on the exchange rate actually available in the ordinary course of business on such date.  Any changes or  fluctuations  in the exchange rate at which the payroll deductions collected on the Participant's behalf are converted into  U.S.  Dollars  on  each  Purchase  Date  shall  be  borne  solely  by  the
Participant.

                                       2

     C. The rate of payroll  deduction so  authorized by the  Participant  shall continue  in effect  for the  entire  purchase  period  and for each  subsequent purchase  period that the  Participant  remains in the Plan. The Participant may not increase his or her rate of payroll deduction during a purchase period,  but may affect such increase as of the start date of any subsequent  purchase period following  the filing of a new  payroll  deduction  authorization  with the Plan
Administrator.  However,  the  Participant  may, at any time during the purchase period,  reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan  Administrator.  The
Participant  may not,  however,  effect  more  than one (1) such  reduction  per purchase period.

     D. Payroll  deductions  shall begin on the first payday following the start date  of  the  purchase  period  and  shall  (unless  sooner  terminated  by the
Participant) continue through the payday ending with or immediately prior to the last day of the purchase  period.  The amounts so collected shall be credited to the  Participant's  book  account  under the Plan,  initially in the currency in which paid by the Foreign  Subsidiary  until converted into U.S.  Dollars on the applicable  Purchase Date.  Except to the extent otherwise  provided by the Plan
(including any addendum thereto) or by the Plan Administrator, no interest shall be paid on the balance from time to time outstanding in any book account and the amounts  collected from the Participant  shall not be required to be held in any segregated  account or trust fund and may be commingled  with the general assets of the Corporation and used for general corporate purposes.

     E. Payroll deductions shall automatically cease upon the termination of the
Participant's purchase right in accordance with the provisions of the Plan.

     F. The  Participant's  acquisition  of Common  Stock  under the Plan on any
Purchase Date shall neither limit nor require the  Participant's  acquisition of
Common Stock on any subsequent Purchase Date.

     VII. PURCHASE RIGHTS

     A.  Grant of Purchase Right.  A  Participant  shall  be  granted a separate purchase  right on the  start  date of each  purchase  period in which he or she participates. The purchase right shall provide the Participant with the right to purchase  shares of Common Stock on the  Purchase  Date upon the terms set forth below. The Participant  shall execute such document or documents  embodying such terms and such other  provisions  (not  inconsistent  with the Plan) as the Plan
Administrator may deem advisable.

     Under no  circumstances  shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own
(within the meaning of Code Section 424(d)) or hold outstanding options or other rights to  purchase,  stock  possessing  five  percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any
Corporate Affiliate.

     B.  Exercise of the Purchase Right.    Each   purchase   right   shall   be
automatically  exercised on the Purchase  Date, and shares of Common Stock shall

                                       3

accordingly  be  purchased  on  behalf of each  Participant  on such  date.  The purchase shall be affected by applying the Participant's  payroll deductions (as converted  into U.S.  Dollars) for the purchase  period  ending on such Purchase
Date to the purchase of shares of Common  Stock at the purchase  price in effect for that purchase period.

     C. Purchase Price. The U.S. Dollar purchase price per share at which Common
Stock will be purchased on the Participant's  behalf on each Purchase Date shall be equal to eighty-five  percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the  purchase  period or (ii) the
Fair Market Value per share of Common Stock on that Purchase Date.

     D.  Number of Purchasable Shares.  The  number of shares  of  Common  Stock purchasable  by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount  collected from the  Participant  through payroll  deductions (as converted into U.S.  Dollars) during the purchase period ending with that Purchase Date by the purchase  price in effect for that period.
However,   the  maximum  number  of  shares  of  Common  Stock  purchasable  per
Participant  on any one  Purchase  Date shall not  exceed  Eight  Hundred  (800)
shares,  subject to periodic  adjustments in the event of certain changes in the
Corporation's  capitalization.  In  addition,  the  maximum  number of shares of
Common  Stock  purchasable  by all  Participants  in the  aggregate  on any  one
Purchase  Date under the Plan and the U.S.  Plan  shall not  exceed One  Hundred
Seventy Thousand (170,000) shares,  subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

     E. Excess Payroll Deductions.  Any  payroll  deductions  not applied to the purchase of shares of Common  Stock on any  Purchase  Date  because they are not sufficient  to  purchase  a whole  share of Common  Stock  shall be held for the purchase  of  Common  Stock on the next  Purchase  Date.  However,  any  payroll deductions  not  applied  to the  purchase  of  Common  Stock by  reason  of the limitation on the maximum number of shares purchasable by the Participant on the
Purchase Date or the limitation on the maximum  number of shares  purchasable in the  aggregate  on the  Purchase  Date by all  Participants  shall  be  promptly refunded in the currency in which payroll (from which such deductions were made)
was paid to the Participant by the Foreign Subsidiary.

     F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

          (i) A Participant may, at any time prior to the last fifteen (15) days of the purchase period,  terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll  deductions  shall be collected from the Participant with  respect to the  terminated  purchase  right.  Any payroll  deductions collected  during  the  purchase  period in which such  termination  occurs shall,  at the  Participant's  election,  be  immediately  refunded  in the currency in which payroll (from which such  deductions  were made) was paid to the  Participant  by the Foreign  Subsidiary or held for the purchase of shares on the next  Purchase  Date. If no such election is made at the time

                                       4

     the purchase right is  terminated,  then the payroll  deductions  collected with respect to the terminated right shall be refunded as soon as possible.

          (ii) The termination of such purchase right shall be irrevocable,  and the Participant may not  subsequently  rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent  purchase  period,  such individual must re-enroll in the
     Plan (by making a timely filing of the prescribed  enrollment forms) before the start date of the new purchase period.

          (iii) Should the Participant  cease to remain an Eligible Employee for any reason (including  death,  disability or change in status) while his or her purchase  right remains  outstanding,  then that  purchase  right shall immediately terminate,  and all of the Participant's payroll deductions for the purchase  period in which the  purchase  right so  terminates  shall be immediately  refunded  in the  currency in which  payroll  (from which such
     deductions   were  made)  was  paid  to  the  Participant  by  the  Foreign
     Subsidiary.  However,  should  the  Participant  cease to  remain in active service  by  reason  of an  approved  unpaid  leave  of  absence,  then the
     Participant  shall have the right,  exercisable  up until the last business day of the purchase period in which such leave  commences,  to (a) withdraw all the payroll  deductions  collected to date on his or her behalf  during such purchase period or (b) have such funds held for the purchase of shares on the next  scheduled  Purchase  Date.  In no  event,  however,  shall any further payroll deductions be collected on the Participant's  behalf during such  leave.  Upon the  Participant's  return to active  service (i) within ninety  (90)  days  after  the  start  of the  leave  or (ii)  prior to the expiration  of any  longer  period  during  which his or her  re-employment rights are  guaranteed  by law or contract,  his or her payroll  deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

     G.  Transfer of Employment.   In the  event  that a  Participant  who is an
Eligible Employee of a Foreign Subsidiary is transferred and becomes an Eligible
Employee  of the  Corporation  during a  purchase  period  under the Plan,  such individual  shall  continue  to  remain a  Participant  in the Plan and  payroll deductions shall continue to be collected until the next Purchase Date as if the
Participant had remained an Eligible Employee of the Foreign Subsidiary.

     In the event that an employee of the  Corporation  who is a participant  in the U.S.  Plan is  transferred  and  becomes an  Eligible  Employee of a Foreign
Subsidiary  during a  purchase  period  in  effect  under  the U.S.  Plan,  such individual  shall  automatically  become a  Participant  under  the Plan for the duration  of the  purchase  period in effect at that time under the Plan and the balance in such individual's  book account  maintained under the U.S. Plan shall be transferred as a balance to a book account opened for such  individual  under the Plan.  Such balance,  together with all other payroll  deductions  collected from such individual by the Foreign Subsidiary for the remainder of the purchase period under the Plan (as converted into U.S. Dollars),  shall be applied on the next Purchase Date to the purchase of Common Stock under the Plan.

                                       5

     H.   Corporate Transaction.    Each   outstanding    purchase  right  shall
automatically  be  exercised,  immediately  prior to the  effective  date of any
Corporate  Transaction,  by applying the payroll  deductions of each Participant for the purchase period in which such Corporate Transaction occurs, as converted into U.S.  Dollars on the basis of the exchange  rate in effect as determined by the Plan Administrator at the time of the Corporate Transaction, to the purchase of whole  shares  of  Common  Stock  at a  purchase  price  per  share  equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of
Common  Stock on the start date of the purchase  period in which such  Corporate
Transaction  occurs or (ii) the Fair  Market  Value  per  share of Common  Stock immediately prior to the effective date of such Corporate Transaction.  However, the  applicable  limitation on the number of shares of Common Stock  purchasable per  Participant  shall  continue  to apply to any  such  purchase,  but not the limitation on the aggregate number of shares purchasable by all Participants.

     The  Corporation  shall use its best  efforts  to provide at least ten (10)
days prior written  notice of the occurrence of any Corporate  Transaction,  and
Participants  shall,  following  the receipt of such  notice,  have the right to terminate their  outstanding  purchase rights prior to the effective date of the
Corporate Transaction.

     I.  Proration of Purchase Rights.   Should  the  total  number of shares of
Common Stock which are to be purchased  pursuant to outstanding  purchase rights on any particular date exceed either (i) the number of shares then available for issuance  under the Plan and the U.S. Plan or (ii) the maximum  number of shares purchasable by all  Participants  (and all participants in the U.S. Plan) in the aggregate  on that  Purchase  Date,  then the Plan  Administrator  shall  make a pro-rata  allocation of the available shares on a uniform and  nondiscriminatory basis,  and the payroll  deductions of each Participant (and each participant in the U.S. Plan), to the extent in excess of the aggregate  purchase price payable for the Common  Stock  pro-rated  to such  individual,  shall be refunded in the currency in which payroll (from which such deductions were made) was paid to the
Participant by the Foreign Subsidiary.

     J.  Assignability.  The  purchase  right shall be  exercisable  only by the
Participant and shall not be assignable or transferable by the Participant.

     K. Stockholder Rights.  A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares  are  purchased  on the  Participant's  behalf  in  accordance  with  the provisions of the Plan and the  Participant has become a holder of record of the purchased shares.

     VIII. ACCRUAL LIMITATIONS

     A. No  Participant  shall be  entitled to accrue  rights to acquire  Common
Stock pursuant to any purchase right  outstanding  under this Plan if and to the extent such accrual,  when  aggregated  with (i) rights to purchase Common Stock accrued under any other  purchase right granted under this Plan and (ii) similar rights  accrued under other employee stock purchase plans (within the meaning of
Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five  Thousand U.S. Dollars
(U.S.$25,000)  worth of  stock of the  Corporation  or any  Corporate  Affiliate

                                       6

(determined  on the basis of the Fair Market  Value of such stock on the date or dates such rights are  granted)  for each  calendar  year such rights are at any time outstanding.

     B. For  purposes  of  applying  such  accrual  limitations,  the  following provisions shall be in effect:

          (i) The right to acquire Common Stock under each outstanding  purchase right shall accrue on the Purchase  Date in effect for the purchase  period for which such right is granted.

          (ii) No right to acquire Common Stock under any  outstanding  purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire  Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five  Thousand U.S. Dollars
     (U.S.$25,000)  worth of Common Stock  (determined  on the basis of the Fair
     Market  Value per share on the date or dates of  grant)  for each  calendar year such rights were at any time outstanding.

     C. If by  reason  of such  accrual  limitations,  any  purchase  right of a
Participant does not accrue for a particular  purchase period,  then the payroll deductions  which the Participant  made during that purchase period with respect to such  purchase  right  shall be promptly  refunded  in the  currency in which payroll (from which such  deductions  were made) was paid to the  Participant by the Foreign Subsidiary.

     D. In the  event  there is any  conflict  between  the  provisions  of this
Article  and  one or  more  provisions  of the  Plan  or any  instrument  issued thereunder, the provisions of this Article shall be controlling.

     IX. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan was  adopted  by the Board on July 31,  1998 and  shall  become effective on the Effective Date. No purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the
Corporation shall have complied with all applicable requirements of the 1933 Act
(including  the  registration  of the shares of Common Stock  issuable under the
Plan on a Form S-8 registration statement filed with the Securities and Exchange
Commission),  all applicable listing  requirements of any stock exchange (or the
Nasdaq National  Market,  if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

     B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest to occur of (i) the last business day in October 2008, (ii) the date on which all shares  available for issuance  under the Plan and the U.S. Plan shall have been sold pursuant to purchase rights exercised under the Plan and the U.S.
Plan or (iii) the date on which all purchase  rights are exercised in connection with a Corporate  Transaction.  No further  purchase  rights shall be granted or exercised, and no further payroll deductions shall be collected,  under the Plan following such termination.

                                       7

     X. AMENDMENT OF THE PLAN

     The Board may alter, amend,  suspend or discontinue the Plan at any time to become  effective  immediately  following  the  close  of any  purchase  period.
However,   the  Board  may  not,  without  the  approval  of  the  Corporation's stockholders,  (i) increase the number of shares of Common Stock  issuable under the Plan and the U.S. Plan,  except for permissible  adjustments in the event of certain  changes in the  Corporation's  capitalization,  (ii) alter the purchase price  formula  so as to reduce the  purchase  price  payable  for the shares of
Common Stock  purchasable  under the Plan, or (iii) modify the  requirements for eligibility to participate in the Plan.

     XI. GENERAL PROVISIONS

     A.  All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

     B.  Nothing  in the Plan shall  confer  upon the  Participant  any right to continue in the employ of the  Corporation  or any  Corporate  Affiliate for any
period of specific  duration or interfere with or otherwise  restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person)
or of the Participant,  which rights are hereby  expressly  reserved by each, to terminate such person's  employment at any time for any reason,  with or without cause.

     C. Except to the extent otherwise provided in any addendum to the Plan, the provisions  of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

     D.  A  Foreign  Subsidiary  or the Plan  Administrator, as the case may be, shall have the right to deduct from any  payment to be made under this Plan,  or to otherwise require,  prior to the issuance or delivery of any shares of Common
Stock  or the  payment  of any  cash,  payment  by each  Participant  of any tax required by applicable law to be withheld.

     E.  Additional  provisions  for  individual  Foreign  Subsidiaries  may  be incorporated  in one or more Addenda to the Plan.  Such Addenda  shall have full force and effect with respect to the Foreign  Subsidiaries  to which they apply.
In the event of a conflict between the provisions of such an Addendum and one or more other  provisions  of the Plan,  the  provisions  of the Addendum  shall be controlling.

                                       8

                                   Schedule A

                      Foreign Subsidiaries Participating in
                   International Employee Stock Purchase Plan

                          FileNET Canada, Inc. (Canada)
                             FileNET France (France)
                             FileNET GmbH (Germany)
                        FileNET Company Limited (Ireland)
                            FileNET BV (Netherlands)
                        FileNET Limited (United Kingdom)

                                   Addendum A

                               FILENET CORPORATION
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                    PLAN ADDENDUM FOR AUSTRALIAN PARTICIPANTS

The following provision shall apply with respect to the extension of the FileNET
Corporation  International  Employee  Stock Purchase Plan to  Participants  (the
"Australian Participants") who are Eligible Employees of FileNET Corporation Pty
Limited (ACN 056 639 500) ("FileNET Australia").

     Notwithstanding the last sentence of Paragraph D of Article VI, the amounts collected from an Australian  Participant (including amounts converted into
     U.S.Dollars  on the  applicable  Purchase  Date)  shall be held on trust by
     FileNET  Australia in a specific account  established by FileNET  Australia for such  purpose  and may not be  commingled  with the  general  assets of
     FileNET  Australia  or  the  Corporation  or  used  for  general  corporate purposes.

                                    APPENDIX

     The following definitions shall be in effect under the Plan:

     A. Board shall mean the Corporation's Board of Directors.

     B. Cash Earnings shall mean the (i) base salary payable to a Participant by
one  or  more  Foreign   Subsidiaries   during  such   individual's   period  of
participation  in one or more  purchase  periods  under  the Plan  plus (ii) all overtime  payments,  bonuses,  commissions,  and other  incentive-type  payments before deduction of any income or employment  taxes. Such Cash Earnings shall be calculated  before deduction of (A) any income or employment tax withholdings or
(B) any pre-tax contributions made by the Participant to any plan or program now or hereafter established by the Corporation or any Corporate Affiliate. However,
Cash  Earnings  shall not include any  contributions  made on the  Participant's behalf by the Corporation or any Corporate  Affiliate to any employee benefit or welfare plan now or hereafter established.

     C. Code shall mean the U.S. Internal Revenue Code of 1986, as amended.

     D. Common Stock shall mean the Corporation's common stock.

     E. Corporate Affiliate shall mean  any parent or subsidiary  corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

     F. Corporate  Transaction    shall    mean    either   of   the   following
stockholder-approved transactions to which the Corporation is a party:

          (i) a merger or  consolidation  in which  securities  possessing fifty
     percent  (50%)  or  more  of  the  total  combined   voting  power  of  the
     Corporation's outstanding securities are transferred to a person or persons different from the persons holding those  securities  immediately  prior to such transaction, or

          (ii) the sale,  transfer or other  disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

     G. Corporation shall mean FileNET Corporation, a Delaware corporation,  and any  corporate  successor  to all or  substantially  all of the assets or voting stock of FileNET Corporation which shall by appropriate action adopt the Plan.

     H. Effective Date shall  mean  September 1, 1998.   Any Foreign  Subsidiary
which  elects,  with the  approval of the Board,  to extend the benefits of this
Plan to its employees  after such  Effective  Date shall  designate a subsequent
Effective Date with respect to its Participants.

                                      A-1

     I. Eligible Employee  shall  mean  any person who is  employed by a Foreign
Subsidiary on a basis under which he or she is regularly expected to render more than  twenty  (20) hours of  service  per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

     J. Fair Market Value per share of Common  Stock on any relevant  date shall be determined in accordance with the following provisions:

          (i) If the Common  Stock is at the time traded on the Nasdaq  National
     Market, then the Fair Market Value shall be the average of the high and low
     U.S.  Dollar  selling  prices  per  share  of  Common  Stock on the date in question,  as those  prices are  reported by the  National  Association  of
     Securities  Dealers on the Nasdaq National Market.  If there are no selling prices for the Common Stock on the date in  question,  then the Fair Market
     Value shall be the average of the high and low U.S.  Dollar  selling prices on the last preceding date for which such quotations exist.

          (ii) If the Common Stock is at the time listed on any Stock  Exchange, then the Fair  Market  Value  shall be the average of the high and low U.S.
     Dollar  selling prices per share of Common Stock on the date in question on the Stock Exchange  determined by the Plan  Administrator to be the primary market for the Common Stock,  as those prices are officially  quoted in the composite tape of  transactions  on such exchange.  If there are no selling prices for the Common Stock on the date in  question,  then the Fair Market
     Value shall be the average of the high and low U.S.  Dollar  selling prices on the last preceding date for which such quotations exist.

     K. Foreign Subsidiary  shall  mean  any  non-U.S.  Corporate  Affiliate  or
Affiliates  as may be  authorized  from time to time by the Board to extend  the benefits of the Plan to their Eligible  Employees.  The Foreign  Subsidiaries in the Plan are listed in attached Schedule A.

     L. 1933 Act shall mean the Securities Act of 1933, as amended.

     M. Participant shall mean any Eligible Employee of a Foreign Subsidiary who is actively participating in the Plan.

     N. Plan shall mean the FileNET  Corporation  International  Employee  Stock
Purchase Plan, as set forth in this document.

     O. Plan Administrator  shall  mean  the  committee  of   two  (2)  or  more
non-employee Board members appointed by the Board to administer the Plan.

     P. Predecessor Plan  shall  mean  the  Corporation's  1988  Employee  Stock
Purchase Plan to which the U.S. Plan is a successor.

                                      A-2

     Q. Purchase Date shall mean the last business day of each purchase period.

     R. Stock Exchange  shall mean either the American Stock Exchange or the New
York Stock Exchange.

     S. U.S. Plan  shall  mean  the  FileNET  Corporation  1998  Employee  Stock
Purchase Plan.

                                      A-3

Dear Stockholder:

Please fill out,  sign and return your Proxy card  promptly or use our telephone or Internet voting capabilities. Your vote is very important.

Thank you for your cooperation.

FileNET Corporation

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                                      PROXY
                               FILENET CORPORATION
                              3565 Harbor Boulevard
                              Costa Mesa, CA 92626
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The  undersigned  hereby  appoints Sam Auriemma and  Katharina  Martinka as proxy  holders,  or either of them acting alone,  each with the power to appoint his or her  substitute,  and hereby  authorizes  them to represent  and vote, as designated below, all of the shares of Common Stock of FileNET  Corporation (the
"Company"),  held of record  by the  undersigned  on March 22,  2001 at the 2001
Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific time, on May 16,
2001, at The Mondavi Center, 1570 Scenic Avenue,  Costa Mesa,  California 92626,
and any adjournment thereof (the "Annual Meeting").

     ALL STOCKHOLDERS  ARE INVITED TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT
YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,  DATE, SIGN AND RETURN
THE   ENCLOSED   PROXY  AS   PROMPTLY  AS  POSSIBLE  IN  ORDER  TO  ENSURE  YOUR
REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR
THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF
YOU ATTEND THE ANNUAL MEETING.

          CONTINUED AND TO BE SIGNED ON REVERSE SIDE (SEE REVERSE SIDE)

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Vote by Telephone                            Vote by Internet
It's fast, convenient, and immediate!        It's fast, convenient, and your vote is
Call Toll-Free on a Touch-Tone Phone         immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)
Follow these four easy steps:                Follow these four easy steps:
1.   Read the accompanying Proxy             1.   Read the accompanying Proxy
     Statement/Prospectus and Proxy Card.         Statement/Prospectus and Proxy Card.
2.   Call the toll-free number               2.   Go to the Website
     1-877-PRX-VOTE (1-877-779-8683).             http://www.eproxyvote.com/file
3.   Enter your 14-digit Voter Control       3.   Enter your 14-digit Voter Control Number
     Number located on your Proxy Card           located on your Proxy Card above your name.
     above your name.
4.   Follow the recorded instructions.       4.   Follow the instructions provided.

YOUR VOTE IS IMPORTANT!                      YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                 Go to http://www.eproxyvote.com/file anytime!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

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Please mark [X] votes as in this example.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this Proxy will be voted
FOR the election to the Board of ALL the nominees listed below and FOR proposals
2, 3 and 4. In their  discretion,  the Proxy holders are authorized to vote upon such other  business as may properly come before the meeting or any  adjournment or postponement thereof.

1.   Election of Directors

     Nominees:  (01)L. George  Klaus, (02)William P. Lyons, (03)Lee D. Roberts,
     (04)John C. Savage, (05)Roger S. Siboni, and (06)Theodore J. Smith

     FOR ALL NOMINEES  [_]     WITHHELD FROM ALL NOMINEES  [_]

     [_] _______________________________________           [_]  MARK HERE FOR ADDRESS
         For all nominees except as noted above                 CHANGE AND NOTE BELOW

2.   To approve The 2002 Incentive Award Plan

     FOR [_]        AGAINST [_]           ABSTAIN [_]

3.   To approve an amendment to the Company's  1998 Employee Stock Purchase Plan
     to increase  the number of shares of Common  Stock  available  for issuance thereunder by an additional 1,100,000 shares.

     FOR [_]        AGAINST [_]           ABSTAIN [_]

4.   To ratify the appointment of  Deloitte  and Touche  LLP as the  independent accountants of the Company for its year ending December 31, 2002.

     FOR [_]        AGAINST [_]           ABSTAIN [_]

     To transact such other business as may properly come before the meeting.

     Please  date this Proxy and sign it  exactly as your name or names  appear.
When shares are held by joint  tenants,  both should  sign.  When  signing as an attorney, executor,  administrator,  trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by  the  president  or  other  authorized  officer.  If  shares  are  held  by a partnership, please sign in full partnership name by an authorized person.

Signature: _________________________________              Date: ________________

Signature: _________________________________              Date: ________________

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